QUESTIONS & ANSWERS

REGARDING THE REORGANIZATION OF

TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

INTO

RYDEX | SGI MUNICIPAL FUND, A SERIES OF SECURITY INCOME FUND

You are receiving the enclosed Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) and the enclosed proxy card because you have the right to vote on an important proposal concerning your investment in TS&W / Claymore Tax-Advantaged Balanced Fund (“TYW”).  The following “Questions & Answers” section provides a summary overview of the matter on which you are being asked to vote.  The enclosed Proxy Statement/Prospectus contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting.  The information in the “Questions & Answers” section is qualified in its entirety by reference to the Proxy Statement/Prospectus.  Your vote is very important to us.

Q.  WHY IS A SHAREHOLDER MEETING BEING HELD?

A.  The holders of common shares of beneficial interest (“Common Shares”) and the holders of auction market preferred shares of beneficial interest (“AMPS,” and together with Common Shares, “Shares”) of TYW, a closed-end management investment company, are being asked to approve a reorganization of TYW into Rydex | SGI Municipal Fund (“Rydex | SGI Fund”), a newly created series of Security Income Fund, an open-end management investment company, pursuant to which common shareholders of TYW would become shareholders of Rydex | SGI Fund (the “Reorganization”) on the date of the closing of the Reorganization (the “Closing Date”).  After obtaining shareholder approval for the Reorganization, TYW would begin the process for an orderly redemption of the outstanding AMPS so that all the AMPS would be redeemed prior to the closing of the Reorganization at their liquidation preference of $25,000 per share.

Rydex | SGI Fund is advised by Security Investors, LLC (“Security Investors”) and sub-advised by Guggenheim Partners Asset Management, LLC (“GPAM”), each of which is an affiliate of TYW’s current investment adviser, Guggenheim Funds Investment Advisors, LLC (“GFIA”).   TYW is subadvised by Thompson, Siegel & Walmsley LLC (“TS&W”) and SMC Fixed Income Management, LP (“SMCFIM”). As discussed below, the principal investment strategies of Rydex | SGI Fund are consistent with a significant component of TYW’s investment strategies, although there are some notable differences.  The Board of Trustees of TYW (“TYW Board”) believes that the Reorganization is in the best interests of TYW.

Approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of TYW in order to become effective.  The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940 (“1940 Act”), as the lesser of the vote of (i) 67% or more of the voting securities of TYW entitled to vote thereon present at the shareholder meeting or represented by proxy, provided that the holders of more than 50% of the outstanding voting securities of TYW are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of TYW entitled to vote thereon.  For purposes of the above vote, holders of the Common Shares and AMPS will vote together as a single class.  Approval of the Reorganization also requires the affirmative vote of holders of a majority of the AMPS outstanding voting separately as a single class.

Q.  WHY IS THE REORGANIZATION BEING PROPOSED?

A.  TYW commenced operations as a diversified closed-end fund in 2004, and its investment objective is to provide a high level of total after-tax return, including attractive tax advantaged income.  Under normal market conditions, TYW invests at least 50%, but less than 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax, and at least 40%, but less than 50%, of its total assets in common stocks, preferred securities and other income securities.

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Over the course of several months, the TYW Board considered several alternatives to TYW’s current structure in an effort to address the discount at which TYW’s Common Shares have traded and provide value for all shareholders of TYW.  The TYW Board concluded that the features of Rydex | SGI Fund would be more beneficial to TYW shareholders than proposals in which TYW would remain a closed-end investment company and provide common shareholders with a limited opportunity for liquidity through measures such as tender offers.

As set forth in the Agreement and Plan of Reorganization (the “Reorganization Agreement”), common shareholders of TYW will receive a number of full and fractional Class A shares of Rydex | SGI Fund (the “New Shares”) having an aggregate net asset value equal to the value of the assets less the stated liabilities of TYW.  Immediately after the Reorganization, the New Shares may be redeemed at net asset value per share without any redemption fee.  Therefore, the Reorganization will eliminate the discount at which Common Shares of TYW have historically traded and give common shareholders the ability to realize the net asset value of their Common Shares.  The Reorganization also will provide holders of the AMPS liquidity at the liquidation preference per share.

The TYW Board believes that the Reorganization will provide long-term shareholders an opportunity to continue to invest in a fund with a principal investment strategy consistent with a significant component of TYW’s current investment strategies.  Alternatively, for shareholders seeking liquidity at net asset value, the Reorganization will eliminate the discount and give common shareholders the ability to realize the net asset value of their Common Shares by redeeming them from Rydex | SGI Fund at net asset value without any redemption fee.

Q.  WHEN WILL THE REORGANIZATION HAPPEN?

A.  TYW anticipates mailing proxy materials to shareholders of record on or about October 26, 2011.  The shareholder meeting is scheduled to take place on November 23, 2011.  If approved on November 23, 2011, it is anticipated that the redemption of the AMPS will take place on December 13, 2011 for the Series M7 AMPS and December 14, 2011 for the Series T28 AMPS, and the Closing Date of the Reorganization will take place on or about January 13, 2012.  In the event that the shareholder meeting is adjourned, postponed or delayed, the redemptions of AMPS and the Closing Date would be delayed.

Q.  ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES OF TYW AND RYDEX | SGI FUND SIMILAR?

A.  The investment objectives and principal investment strategies of TYW and Rydex | SGI Fund have important similarities as well as some notable distinctions.  For example, each of the Funds invests a significant portion of its assets in municipal securities. TYW, however, is required to invest at least 50% (and not more than 60%) of its total assets in municipal securities.  Conversely, Rydex | SGI Fund will invest at least 80% of its assets in municipal securities.  In addition, TYW invests at least 40% (and not more than 50%) of its total assets in certain common stocks and preferred securities and in certain other income securities.  Conversely, Rydex | SGI Fund does not invest a significant portion of its assets in such common stocks and preferred securities.  And lastly, TYW seeks to enhance the level of its current income through the use of financial leverage, including through the issuance of preferred shares, such as the AMPS.  Rydex | SGI Fund, as an open-end investment company, is more limited in its ability to use leverage.

For more information concerning the similarities and differences between investment objectives and principal investment strategies of TYW and Rydex | SGI Fund, see the “Comparison of Investment Objectives, Principal Investment Strategies, Risks and Management of TYW and Rydex | SGI Fund” section in the enclosed Proxy Statement/Prospectus.

Q.  HOW DO OPERATING EXPENSES OF RYDEX | SGI FUND COMPARE TO THOSE OF TYW?

A.  It is anticipated that after the Reorganization, Rydex | SGI Fund will have a lower annual operating expense ratio than TYW currently has. TYW pays GFIA a management fee, payable monthly, at an annual rate equal to 0.70% of TYW’s average daily managed assets (total assets of TYW, including the assets attributable to the proceeds from any financial leverage, minus the sum of the accrued liabilities, other than the aggregate indebtedness constituting financial leverage), from which GFIA pays monthly to TS&W a fee at the annual rate of 0.42% of TYW’s average daily managed assets attributable to the equity and income securities portfolio, and to SMCFIM a fee at the annual rate of 0.30% of TYW’s average daily managed assets attributable to the municipal securities portfolio.  In addition to the fees of GFIA, TYW

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generally pays all other costs and expenses of its operations. For the six-month period ended June 30, 2011, TYW had an annualized unaudited ratio of net expenses to average net assets applicable to Common Shares equal to 1.65% and, for the fiscal year ended December 31, 2010, TYW had a ratio of net expenses to average net assets applicable to Common Shares equal to 1.80%.  Conversely, Security Investors is entitled to receive compensation on an annual basis equal to 0.50% of the average daily closing value of Rydex | SGI Fund’s net assets, computed on a daily basis and payable monthly to serve as investment adviser to Rydex | SGI Fund.  Security Investors pays GPAM an annual fee equal to one-half of the management fee, net of any waivers.  Rydex | SGI Fund is also responsible for other expenses, including the cost of transfer agency, custody, fund administration, legal and audit.  However, Security Investors has contractually agreed, through May 1, 2013, to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) of Rydex | SGI Fund to an annual percentage of 0.80% of average daily net assets.  Security Investors is entitled to reimbursement by Rydex | SGI Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement.  The agreement will expire, if it is not renewed, when it reaches its termination (subject to recoupment rights) or when Security Investors ceases to serve as the investment manager (without recoupment rights).  The New Shares will represent Class A shares of Rydex | SGI Fund.

Q.  HOW WILL THE REORGANIZATION AFFECT ME?

A.  After obtaining shareholder approval for the Reorganization, TYW would begin the process for an orderly redemption of the outstanding AMPS.  Once the AMPS have been redeemed, Rydex | SGI Fund will acquire substantially all of the assets and will assume the stated liabilities of TYW, in exchange for New Shares of Rydex | SGI Fund to be issued to TYW.  The New Shares of Rydex | SGI Fund issued to TYW will be distributed as a liquidating distribution to the common shareholders of TYW in complete liquidation and termination of TYW.  Thus, common shareholders of TYW will become shareholders of Rydex | SGI Fund.  Common shareholders will receive New Shares of the Rydex | SGI Fund having an aggregate net asset value equal to the value of the acquired assets less the stated liabilities of TYW (effectively equal to the net asset value of the TYW’s Common Shares as of the time of the Reorganization).  Following the Reorganization, TYW will dissolve.

In addition, approximately two weeks prior to the Closing Date, Common Shares will cease trading on the NYSE in order to allow time to transfer shareholder information to the Rydex | SGI Fund and its transfer agent.  During this time period, holders of Common Shares will not be able to sell their Common Shares and their investment will temporarily be illiquid.  After the closing of the Reorganization, however, such holders may redeem New Shares with the Rydex | SGI Fund at net asset value, as discussed more fully below.

Q.  WHAT ARE THE DIFFERENCES BETWEEN A CLOSED-END FUND AND AN OPEN-END FUND?

A.  Open-end investment companies, commonly referred to as mutual funds, issue redeemable securities.  The holders of redeemable securities have the right to surrender those securities to the mutual fund and obtain in return an amount based on their proportionate share of the value of the mutual fund’s net assets on each business day.  Mutual funds also continuously issue new shares to investors at a price based on the fund’s net asset value next determined.  Such a fund’s net asset value per share is determined by deducting the amount of its liabilities from the value of its assets and dividing the difference by the number of shares outstanding.  Sales charges (including contingent deferred sales charges) are usually paid on purchases and sales transactions in Class A shares of Rydex | SGI Fund, although no such charges will be paid on Class A shares issued in the Reorganization (i.e., the New Shares).

In contrast, closed-end investment companies generally do not redeem their outstanding shares or engage in the continuous sale of new shares.  Shares of closed-end funds typically are traded on a securities exchange.  Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions).  The market price may be more (a premium) or less (a discount) than the net asset value per share of the closed-end fund.  Closed-end funds have greater flexibility than open-end investment companies to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.  The leverage provided by the outstanding AMPS of TYW may provide benefits to the common shareholders of TYW that are not available to shareholders of Rydex | SGI Fund.

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The Common Shares of TYW are currently listed and traded on the New York Stock Exchange (“NYSE”).  If TYW is converted into an open-end fund, its shares will be delisted from the NYSE.

For more information concerning the legal and practical differences between operations of TYW as a closed-end fund versus Rydex | SGI Fund as an open-end fund, see the “Comparison of TYW and Rydex | SGI Fund” section in the enclosed Proxy Statement/Prospectus.

Q.  WILL I HAVE TO PAY ANY SALES LOAD, COMMISSIONS OR SIMILAR FEES IN CONNECTION WITH THE REORGANIZATION?

A.  No.  You will pay no sales loads or commissions in connection with the Reorganization, but Class A shares of the Rydex | SGI Fund issued in the Reorganization (i.e. the New Shares) will be subject to an annual 25 basis point distribution and service (12b-1) fee.  Part of the costs associated with the Reorganization, including the costs associated with the shareholder meeting, will be borne by shareholders of TYW; in approving the terms of the Reorganization, the TYW Board and GFIA agreed that ordinary and routine expenses of the Reorganization borne by TYW would not exceed $260,000, including the cost of insurance purchased by TYW to cover the TYW Board members after the Reorganization (i.e., tail insurance).

Q.  WILL I HAVE TO PAY ANY FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATION?

A.  The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.  If the Reorganization so qualifies, in general, a common shareholder of TYW will recognize no gain or loss for federal income tax purposes upon the receipt solely of the New Shares of Rydex | SGI Fund in connection with the Reorganization.  Additionally, TYW would not recognize any gain or loss for federal income tax purposes as a result of the transfer of substantially all of its assets and stated liabilities solely in exchange for the New Shares of Rydex | SGI Fund or as a result of its liquidation.  If you choose to sell your Common Shares of TYW before the Reorganization, the sale will generate taxable gain or loss for federal income tax purposes; therefore, you may wish to consult a tax advisor before doing so.

TYW expects to make a quarterly distribution prior to the Closing Date.  It is currently expected that the amount of the distribution will be approximately 20 cents per share.  It is also currently expected that approximately half of such distribution will be taxable to shareholders and the remainder is currently estimated to be a tax-exempt dividend.  TYW does not currently expect to make any distributions of capital gains prior to closing because any such gains are expected to be offset by prior capital loss carryovers.

Q.  WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATION?

A.  In the event that the Reorganization is not approved by shareholders of TYW, TYW will continue to operate as a closed-end fund and the TYW Board will determine what further action, if any, is appropriate.  Such action could include liquidation of TYW.  In the event that the Reorganization is not approved by shareholders, the TYW Board intends to schedule an annual meeting of shareholders of TYW.

Q.  HOW DOES THE BOARD OF TRUSTEES OF TYW SUGGEST THAT I VOTE?

A. After careful consideration, the TYW Board recommends that you vote “FOR” the proposal to approve the Reorganization.

Q.  WHO IS ELIGIBLE TO VOTE?

A.  Shareholders of record of TYW at the close of business on September 16, 2011 (the “Record Date”), are entitled to be present and to vote at the special meeting of shareholders of TYW or any adjournment or postponement thereof (the “Meeting”). Shareholders will be entitled to one vote on each matter to be voted for each Share held and a fractional vote with respect to fractional Shares, with no cumulative voting.  As of the Record Date, there were 15,407,000 Common Shares of TYW outstanding and 4,200 AMPS of TYW outstanding.

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Q.  HOW DO I VOTE MY PROXY?

A.  You can vote in any one of four ways:

•	By touch-tone telephone, with a toll-free call to the number listed on your proxy card;

•	By mail, by returning the enclosed proxy card, signed and dated, in the enclosed envelope;

•	Via the Internet by following the instructions set forth on your proxy card; or

•	In person, by attending and casting a vote at the Meeting.

We encourage you to vote by touch-tone telephone or via the Internet by following the instructions that appear on your proxy card.  Whichever method you choose, please take the time to read the full text of the enclosed Proxy Statement/Prospectus before you vote.  Each shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised by filing a written notice of revocation (as more fully described in the Proxy Statement/Prospectus), by returning a duly executed proxy with a later date before the time of the Meeting, or by notifying the secretary of TYW any time before your proxy is voted that you will be present at the Meeting and wish to vote in person.  Please note that being present at the Meeting alone does not revoke a previously executed and returned proxy.

The required control number for Internet and telephone voting is printed on the enclosed proxy card.  The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Meeting and vote in person, you will be able to do so.  If you intend to attend the Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license.  If you intend to attend the Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date.  If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein.  If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the TYW Board’s recommendation.  If any other business is brought before the Meeting, your Shares will be voted at the proxies’ discretion

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposal.  Under current interpretations of the New York Stock Exchange (the “NYSE”), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s Shares on the Proposal.  Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction.  Therefore, you are encouraged to contact your broker and record your voting instructions.

Q.   WHOM DO I CONTACT FOR FURTHER INFORMATION?

A.  Please call TYW’s proxy information line at 1-800-820-0888 with any questions about the Proxy Statement/Prospectus, with questions about how to cast your vote or to obtain directions to the site of the Meeting.

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TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

2455 CORPORATE WEST DRIVE
LISLE, ILLINOIS 60532

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 23, 2011

Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share (“Common Shares”), and the holders of auction market preferred shares, par value $0.01 per share and liquidation preference $25,000 per share (“AMPS,” and together with Common Shares, “Shares”), of TS&W / Claymore Tax-Advantaged Balanced Fund (“TYW”), that a special meeting of shareholders of TYW (the “Meeting”) will be held at the offices of TYW, 2455 Corporate West Drive, Lisle, Illinois 60532, on November 23, 2011, at 12:00 p.m., noon, Central Time.  The Meeting is being held for the following purposes:

1.
To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between TYW and Rydex | SGI Municipal Fund, a series of the Security Income Fund (“Rydex | SGI Fund”), pursuant to which TYW would (i) transfer substantially all of its assets and stated liabilities to Rydex | SGI Fund in exchange solely for Class A shares of Rydex | SGI Fund (the “New Shares”), (ii) distribute such New Shares to its common shareholders, and (iii) dissolve; and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THIS IS A VERY IMPORTANT MEETING OF TYW.  THE BOARD OF TRUSTEES OF TYW (“TYW BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.  IF SHAREHOLDERS APPROVE THE REORGANIZATION AGREEMENT, TYW WOULD BEGIN THE PROCESS FOR AN ORDERLY REDEMPTION OF THE OUTSTANDING AMPS AT THEIR LIQUIDATION PREFERENCE OF $25,000 PER SHARE PRIOR TO THE CLOSING OF THE REORGANIZATION.

The TYW Board has fixed the close of business on September 16, 2011 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

It is important that your Shares be represented at the Meeting in person or by proxy.  Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote your proxy via telephone or the Internet pursuant to the instructions on the enclosed proxy so you will be represented at the Meeting.  If you attend the Meeting and wish to vote in person, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted.  Merely attending the Meeting, however, will not revoke any previously submitted proxy.

By order of the Board of Trustees of TYW,

 /s/ Kevin M. Robinson

Kevin M. Robinson
Chief Executive Officer

Lisle, Illinois
October 24, 2011

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YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE YOUR PROXY VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  IN ORDER TO SAVE TYW ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE YOUR PROXY VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD PROMPTLY.

IF YOU INTEND TO ATTEND THE MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE MEETING.

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ABOUT THE PROXY CARD

Please vote on the proposals using blue or black ink to mark an “X” in one of the boxes provided on the proxy card.

PROPOSAL 1:  APPROVAL OF THE REORGANIZATION AGREEMENT – mark “For,” “Against” or “Abstain.”

Sign, date and return the proxy card in the enclosed post-paid envelope.  All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

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PROXY STATEMENT
for
TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

2455 Corporate West Drive
Lisle, Illinois 60532

PROSPECTUS
for
RYDEX | SGI MUNICIPAL FUND
 (a series of Security Income Fund)

One Security Benefit Place
Topeka, Kansas 66636

This Proxy Statement/Prospectus will give you information you need to vote on the matters listed on the accompanying Notice of Special Meeting of Shareholders (“Notice of Meeting”). Much of the information in this Proxy Statement/Prospectus is required under rules of the U.S. Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact our toll-free proxy information line at 1-800-820-0888.

This Proxy Statement/Prospectus is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Common Shares”), and the holders of auction market preferred shares, par value $0.01 per share and liquidation preference $25,000 per share (“AMPS,” and together with Common Shares, “Shares”), of TS&W / Claymore Tax-Advantaged Balanced Fund (“TYW”) in connection with the solicitation by the Board of Trustees of TYW (the “TYW Board”) of proxies to be voted at a special meeting of shareholders of TYW to be held on November 23, 2011, and any adjournments or postponements thereof (the “Meeting”).  The Meeting is being held to consider the proposal that is listed on the Notice of Meeting and is discussed elsewhere in greater detail in this Proxy Statement/Prospectus.  The Meeting will be held at the offices of TYW, 2455 Corporate West Drive, Lisle, Illinois 60532 on November 23, 2011, at 12:00 p.m., noon, Central Time. This Proxy Statement/Prospectus and the enclosed proxy card are first being sent to shareholders of TYW on or about October 26, 2011.

If shareholders are unable to attend the Meeting, the TYW Board requests that they vote their Shares by completing and returning the enclosed proxy card or by recording their voting instructions by telephone or via the Internet.

The purposes of the Meeting are:

1.
To approve an Agreement and Plan of Reorganization between TYW and Rydex | SGI Municipal Fund, a series of the Security Income Fund (“Rydex | SGI Fund”), pursuant to which TYW would (i) transfer substantially all of its assets and stated liabilities to Rydex | SGI Fund in exchange solely for Class A shares of Rydex | SGI Fund (the “New Shares”), (ii) distribute such New Shares to its common shareholders and (iii) dissolve; and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The TYW Board has approved a reorganization (the “Reorganization”) by which TYW, a diversified closed-end investment company, would be reorganized into Rydex | SGI Fund, a newly created diversified series of Security Income Fund, an open-end investment company (the “Corporation”), pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between TYW and the Corporation on behalf of Rydex | SGI Fund.  If shareholders approve the Reorganization Agreement, TYW would begin the process for an orderly redemption of the outstanding AMPS at their liquidation preference of $25,000 per share.  TYW and Rydex | SGI Fund are sometimes referred to herein each as a “Fund” and collectively as the “Funds.”

The following documents have been filed with the SEC and incorporated by reference into this Proxy Statement/Prospectus: (i) the Annual Report to shareholders of TYW, which includes information relating to TYW for the fiscal year ended December 31, 2010; (ii) the Semi-Annual Report to shareholders of TYW, which includes information relating to TYW for the semi-annual fiscal period ended June 30, 2011; and (iii) a Statement of Additional Information dated October 24, 2011, relating to this Proxy Statement/Prospectus (the “Reorganization SAI”), which contains additional information about the Reorganization and Rydex | SGI Fund.  Free copies of any of the above documents can be obtained by writing to or calling:

SECURITY INVESTORS, LLC
805 King Farm Blvd., Suite 600
Rockville, MD 20850
1-800-820-0888

If you wish to request the Reorganization SAI, please ask for the “Rydex | SGI Fund Reorganization SAI.”  Copies of TYW’s most recent annual report and semi-annual report can also be obtained through TYW’s website at www.guggenheimfunds.com/tyw.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”), and in accordance therewith are required to file reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549.  You may call the SEC at (202) 551-8090 for information about the operation of the public reference room.  You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549.  You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet website at www.sec.gov.

Common Shares of TYW are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “TYW.”  Reports, proxy statements and other information concerning TYW may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

This Proxy Statement/Prospectus sets forth concisely the information shareholders of TYW should know before voting on the Reorganization and constitutes an offering of New Shares of Rydex | SGI Fund only. This Proxy Statement/Prospectus serves as a prospectus of Rydex | SGI Fund in connection with the issuance of New Shares in the Reorganization.  Please read it carefully and retain it for future reference.  No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized.  This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The TYW Board knows of no business other than that discussed above that will be presented for consideration at the Meeting.  If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Proxy Statement/Prospectus is October 24, 2011.

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Table of Contents

SUMMARY	1
THE REORGANIZATION	5
COMPARISON OF TYW AND RYDEX | SGI FUND	5
FEES AND EXPENSES	5
COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND MANAGEMENT OF TYW AND RYDEX | SGI FUND	7
PRINCIPAL RISKS OF INVESTING IN THE FUNDS	11
INVESTMENT RESTRICTIONS	18
PERFORMANCE INFORMATION	18
MANAGEMENT OF THE FUNDS	19
SERVICE PROVIDERS	21
PURCHASE AND REDEMPTION OF FUND SHARES	21
CAPITALIZATION	22
SHAREHOLDER SERVICING	23
GOVERNING LAW AND CHARTER	23
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	24
TERMS OF THE REORGANIZATION	25
BACKGROUND AND TYW BOARD CONSIDERATIONS RELATING TO THE REORGANIZATION	26
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION	28
REALIGNMENT OF THE FUNDS’ PORTFOLIOS	30
EXPENSES OF THE REORGANIZATION	30
SHAREHOLDER APPROVAL	31
ADDITIONAL INFORMATION ABOUT RYDEX | SGI FUND	31
PURCHASE AND REDEMPTION OF FUND SHARES	31
SELLING SHARES	36
DIVIDENDS AND TAXES	38
FINANCIAL HIGHLIGHTS	39
ADDITIONAL INFORMATION ABOUT TYW	40
PER SHARE PRICE DATA	40
DESCRIPTION OF SHARES	40
OTHER INFORMATION	41
FURTHER INFORMATION ABOUT VOTING AND THE MEETING	41
SOLICITATION OF PROXIES	42
SHAREHOLDER INFORMATION	42
OTHER MATTERS	43
APPENDIX I: AGREEMENT AND PLAN OF REORGANIZATION	AI-1
APPENDIX II: FUNDAMENTAL INVESTMENT POLICIES	AII-1
APPENDIX III: SUB-ADVISER’S RELATED PERFORMANCE	AIII-1

APPENDIX IV: DESCRIPTION OF CHANGE OF CONTROL TRANSACTION	AIV-1
APPENDIX V: FINANCIAL HIGHLIGHTS OF TYW	AV-1
APPENDIX VI: SHAREHOLDER INFORMATION	AVI-1
APPENDIX VII: DESCRIPTION OF TYW AMPS	AVII-1

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SUMMARY

THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT/PROSPECTUS AND THE REORGANIZATION AGREEMENT (A COPY OF WHICH IS ATTACHED AS APPENDIX I).

The Proposed Reorganization. The TYW Board, including the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (“1940 Act”)) of TYW (“Independent Trustees”), has approved the Reorganization Agreement and the transactions contemplated thereby.

Subject to shareholder approval, the Reorganization Agreement provides for:

•	the transfer of substantially all the assets and stated liabilities of TYW to Rydex | SGI Fund in exchange for New Shares of Rydex | SGI Fund;

•	the distribution of such New Shares as a liquidating distribution to common shareholders of TYW in complete liquidation and termination of TYW; and

•	the dissolution of TYW in accordance with applicable Delaware law.

After obtaining shareholder approval for the Reorganization, TYW would begin the process for an orderly redemption of the outstanding AMPS at their liquidation preference of $25,000 per share prior to the closing of the Reorganization (“Closing Date”).  If shareholders approve the Reorganization Agreement, common shareholders of TYW will receive New Shares of the Rydex | SGI Fund having an aggregate net asset value equal to the value of the acquired assets less the stated liabilities of TYW.

Comparison of the Funds. Rydex | SGI Fund is advised by Security Investors, LLC (“Security Investors”) and sub-advised by Guggenheim Partners Asset Management, LLC (“GPAM”), each of which is an affiliate of TYW’s current investment adviser, Guggenheim Funds Investment Advisors, LLC (“GFIA”).  TYW is subadvised by Thompson, Siegel & Walmsley LLC (“TS&W”) and SMC Fixed Income Management, LP (“SMCFIM”).

As discussed below, the principal investment strategies of Rydex | SGI Fund are consistent with a significant component of TYW’s investment strategies, although there are some notable differences.  The TYW Board determined that the Reorganization is in the best interests of TYW.

Investment Strategies.  TYW commenced operations as a diversified closed-end fund in 2004, and its investment objective is to provide a high level of total after-tax return, including attractive tax advantaged income.  Under normal market conditions, TYW invests at least 50%, but less than 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax, and at least 40%, but less than 50%, of its total assets in common stocks, preferred securities and other income securities.  TYW may invest may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities.  In addition, TYW invests at least 40% (and not more than 50%) of its assets in certain common stocks and preferred securities and certain other income securities.  TYW may also utilize a variety of hedging strategies to seek to protect the value of TYW’s municipal securities against the volatility of interest rate changes and other market movements.  TYW seeks to enhance the level of its current income through the use of financial leverage.

Rydex | SGI Fund’s investment objective is to invest, under normal market conditions, at least 80% of its assets in a diversified portfolio of municipal securities whose interest is free from federal income tax. This investment strategy may not be changed without shareholder approval.  Interest from the Fund’s investments may be subject to the federal alternative minimum tax.  The Fund may invest up to 20% of its assets in securities the interest on which is subject to federal income taxation, including corporate bonds and other corporate debt securities, taxable municipal securities (which may include, for example, Build America Bonds and Qualified School Construction Bonds), mortgage-backed and asset backed securities, repurchase and reverse repurchase agreements, syndicated bank loans and securities issued by the

U.S. government or its agencies and instrumentalities. The Fund also may invest, up to 20% of its assets, in a variety of investment vehicles, such as closed-end funds, exchange traded funds (“ETFs”) and other mutual funds. The Fund may use derivatives for investment purposes. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars. The Fund may use leverage by using derivatives and tender option bonds (“TOBs”) in accordance with applicable legal guidance. The fixed income securities in which the Fund invests will primarily be domestic securities, but may also include, up to 20% of its assets, foreign and emerging market securities.

Rydex | SGI Fund will allocate assets across different market sectors and maturities and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund, however, will invest under normal market conditions, at least 80% of its assets in investment grade securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical ratings organization or, if unrated, determined by GPAM to be of comparable quality). The Fund may invest 25% or more of the Fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers.

Structures.  TYW is a closed-end investment company.  Closed-end investment companies generally do not redeem their outstanding shares or engage in the continuous sale of new shares.  Shares of closed-end funds typically are traded on a securities exchange; TYW’s Common Shares trade on the NYSE.  Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions).  The market price may be more (a premium) or less (a discount) than the net asset value per share of the closed-end fund.  Closed-end funds have greater flexibility than open-end investment companies, such as Rydex | SGI Fund, to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.  The leverage provided by the outstanding AMPS of TYW may provide benefits to the common shareholders of TYW that are not available to shareholders of Rydex | SGI Fund.

Rydex | SGI Fund is an open-end investment company.  Open-end investment companies, commonly referred to as mutual funds, issue redeemable securities.  The holders of redeemable securities have the right to surrender those securities to the mutual fund and obtain in return an amount based on their proportionate share of the value of the mutual fund’s net assets on each business day (minus applicable deferred sales charges, if any).  Mutual funds also continuously issue new shares to investors at a price based on the fund’s net asset value next determined.  Such a fund’s net asset value per share is determined by deducting the amount of its liabilities from the value of its assets and dividing the difference by the number of shares outstanding.  Sales charges are usually paid on purchases and sales transactions in Class A shares of Rydex | SGI Fund, although no such charges will be paid on Class A shares issued in the Reorganization (i.e., the New Shares).

Background, Reasons for the Proposed Reorganization and TYW Board Considerations Relating to the Proposed Reorganization.

TYW commenced operations as a diversified closed-end fund in 2004, and its investment objective is to provide a high level of total after-tax return, including attractive tax advantaged income.  Under normal market conditions, TYW invests at least 50%, but less than 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax, and at least 40%, but less than 50%, of its total assets in common stocks, preferred securities and other income securities.

Over the course of several months, the TYW Board considered several alternatives to TYW’s current structure in an effort to address the discount at which TYW’s Common Shares have traded and provide value for all shareholders of TYW.  Among other alternatives, the TYW Board considered conducting one or more tender offers, changing the investment strategy, converting TYW to an open-end fund, additional merger alternatives, and increasing the distribution rate.  The TYW Board ultimately determined that the proposed Reorganization was in the best interest of TYW.  The TYW Board concluded that the features of Rydex | SGI Fund would be more beneficial to TYW shareholders than proposals in which TYW would remain a closed-end investment company and provide common shareholders with a limited opportunity for liquidity through measures such as tender offers.

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As set forth in the Reorganization Agreement, common shareholders of TYW will receive a number of New Shares having an aggregate net asset value equal to the value of the assets less the stated liabilities of TYW.  Immediately after the Reorganization, the New Shares may be redeemed at net asset value per share without any redemption fee.  Therefore, the Reorganization will eliminate the discount at which Common Shares of TYW have historically traded and give common shareholders the ability to realize the net asset value of their Common Shares.  The Reorganization also will provide holders of the AMPS liquidity at the liquidation preference per share.

The TYW Board believes that the Reorganization will provide long-term shareholders an opportunity to continue to invest in a fund with a principal investment strategy consistent with a significant component of TYW’s current investment strategies.  Alternatively, for shareholders seeking liquidity at net asset value, the Reorganization will eliminate the discount and give common shareholders the ability to realize the net asset value of their Common Shares by redeeming them from Rydex | SGI Fund at net asset value without any redemption fee.

Based upon all of the information considered and the conclusions reached, the TYW Board determined that the proposed Reorganization was in the best interests of TYW, taking into consideration such factors as it deemed appropriate in the exercise of its business judgment.  The TYW Board also determined that the interests of existing shareholders of TYW would not be diluted as a result of the Reorganization.

For more information on the factors the TYW Board considered in approving the Reorganization, see “Additional Information about the Reorganization – Background and TYW Board Considerations Relating to the Reorganization”

Board and Shareholder Approval.  The TYW Board, including the Independent Trustees, has approved the Reorganization Agreement and has concluded that: (i) the Reorganization is in the best interests of TYW and (ii) the interests of the existing shareholders of TYW will not be diluted as a result of the Reorganization.

Approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of TYW in order to become effective.  The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act, as the lesser of the vote of (i) 67% or more of the voting securities of TYW entitled to vote thereon present at the shareholder meeting or represented by proxy, provided that the holders of more than 50% of the outstanding voting securities of TYW are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of TYW entitled to vote thereon.  For purposes of the above vote, holders of the Common Shares and AMPS will vote together as a single class.  Approval of the Reorganization also requires the affirmative vote of holders of a majority of the AMPS outstanding voting separately as a single class.

The TYW Board, including the Independent Trustees, recommends that you vote “FOR” the proposal to approve the Reorganization.

In considering whether to approve the Reorganization, you should note that:

•
TYW is a closed-end fund and its Common Shares are traded on the NYSE.  The market price of such shares may be more (a premium) or less (a discount) than the net asset value per share of TYW.   Rydex | SGI Fund is an open-end fund, which issues redeemable securities.  The holders of redeemable securities have the right to surrender those securities to Rydex | SGI Fund and obtain in return an amount based on their proportionate share of the value of the Fund’s net assets on each business day (minus any applicable deferred sales charge, if any).  If the Reorganization is consummated, common shareholders of TYW who become shareholders of Rydex | SGI Fund will be able to redeem the New Shares at their net asset value per share on any business day without any redemption fee.

•
As discussed below, the principal investment strategies of Rydex | SGI Fund are consistent with a significant component of TYW’s investment strategies, although there are some notable differences.  For example, each of the Funds invests a significant portion of its assets in municipal securities. TYW, however, is required only to invest at least 50% (and not more than 60%) of its total assets in municipal securities.  However, Rydex | SGI Fund has a fundamental policy of investing at least 80% of its assets in municipal securities, which can only be changed by shareholders, whereas TYW, as a non-fundamental policy, must invest at least 50%, but less than

3

60%, of its total assets in municipal securities.  In addition, TYW invests at least 40% (and not more than 50%) of its total assets in certain common stocks and preferred securities and in certain other income securities.  Under normal market conditions, TYW invests at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged income; this can only be changed with shareholder approval.

•
As a result of the Reorganization, the investment adviser will change from GFIA to Security Investors, and the sub-advisers will change from TS&W and SMCFIM to GPAM.  GFIA, Security Investors and GPAM are under common control.

•	It is anticipated that Rydex | SGI Fund will have a lower annual operating expense ratio than TYW currently has.

•
After obtaining shareholder approval for the Reorganization, TYW would begin the process for an orderly redemption of the outstanding AMPS so that all the AMPS would be redeemed prior to the Closing Date at their liquidation preference of $25,000 per share.  If shareholder approval is obtained at the Meeting on November 23, 2011, it is anticipated that the redemption of the AMPS will take place on December 13, 2011 for Series M7 AMPS and December 14, 2011 for Series T28 AMPS.

•
The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”).  If the Reorganization so qualifies, in general, a common shareholder of TYW will recognize no gain or loss for federal income tax purposes upon the receipt solely of the New Shares of Rydex | SGI Fund in connection with the Reorganization.  Additionally, TYW would not recognize any gain or loss for federal income tax purposes as a result of the transfer of substantially all of its assets and stated liabilities solely in exchange for the New Shares of Rydex | SGI Fund or as a result of its liquidation.

•
As a new series of the Corporation, Rydex | SGI Fund has no operating history.  As a result, Rydex | SGI Fund is not yet fully invested in accordance with its principal investment strategies.  In addition, if the Reorganization is approved by shareholders, certain portfolio holdings of TYW will be sold shortly before the Closing Date, in order to pay for the redemption of the AMPS and to transition TYW’s portfolio holdings in accordance with Rydex | SGI Fund’s principal investment strategies.  TYW expects that it will primarily dispose of the equity securities and other income producing securities, which would be inconsistent with the investment policies of Rydex | SGI Fund.  Security Investors may also sell portfolio securities that Rydex | SGI Fund acquired from TYW after the Closing Date.  Both Funds may thus engage in transition management techniques to facilitate the portfolio transition process.  Such sales and purchases could result in increased transaction costs, all or part of which are ultimately borne by all shareholders, and may result in the realization of taxable gains or losses for either or both Funds.  Depending on market conditions, such transition may not be completed by the time of the Closing Date.  For an additional discussion of issues surround the realignment of the Funds’ portfolios, please see the section below entitled, “Additional Information about the Reorganization – Realignment of the Funds’ Portfolios.”

•
Subject to the requisite approval of shareholders of TYW on November 23, 2011, it is expected that the Closing Date will take place on or about January 13, 2012.  However, the Closing Date may be delayed, including in the event that the shareholder meeting is adjourned, postponed or delayed.  In the event that the Reorganization is not approved by shareholders of TYW, the TYW Board intends to schedule an annual meeting of shareholders.

•
Approximately two weeks prior to the Closing Date, Common Shares will cease trading on the NYSE in order to allow time transfer shareholder information to the Rydex | SGI Fund and its transfer agent.  During this time period, holders of Common Shares will not be able to sell their Common Shares and their investment will temporarily be illiquid.  After the closing of the Reorganization, however, such holders may redeem New Shares with the Rydex | SGI Fund at net asset value, on any business day, as further explained below.

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THE REORGANIZATION

The TYW Board, including the Independent Trustees, has approved the Reorganization Agreement.  If shareholders approve the Reorganization Agreement, TYW would begin the process for an orderly redemption of the outstanding AMPS at their liquidation preference of $25,000 per share prior to the Closing Date.  After redemption of the AMPS, common shareholders of TYW will receive New Shares of Rydex | SGI Fund having an aggregate net asset value equal to the value of the acquired assets less the stated liabilities of TYW (effectively equal to the net asset value of the TYW’s Common Shares as of the time of the Reorganization).  Upon receipt by TYW of such New Shares, TYW will distribute the New Shares as a liquidating distribution to the common shareholders of TYW in complete liquidation and termination of TYW.   As soon as practicable after the Closing Date, TYW will deregister as an investment company under the 1940 Act and dissolve in accordance with applicable Delaware law, the state of organization of TYW.

COMPARISON OF TYW AND RYDEX | SGI FUND

FEES AND EXPENSES

It is anticipated that common shareholders of TYW will experience a reduced annual operating expense ratio as a result of the Reorganization.  Rydex | SGI Fund will pay to Security Investors a management fee, computed on a daily basis and payable monthly, equal on an annual basis to 0.50% of the average daily net asset value of Rydex | SGI Fund.   Security Investors will pay GPAM an annual fee equal to one-half of the management fee, net of any waivers.  Rydex | SGI Fund also will be responsible for other expenses, including the cost of transfer agency, custody, fund administration, legal and audit.  In addition, as discussed in more detail below, the Board of Directors of Rydex | SGI Fund has adopted a distribution and services plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, Rydex | SGI Fund is authorized to pay as compensation an annual fee to Rydex Distributors, LLC (“Rydex Distributors”), the distributor of Rydex | SGI Fund’s shares, of 0.25% of the average daily net asset value of the Class A shares, including the New Shares, to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors.

Security Investors has contractually agreed, through May 1, 2013, to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) of Rydex | SGI Fund to an annual percentage of 0.80% of average daily net assets.  Security Investors is entitled to reimbursement by Rydex | SGI Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement.  The agreement will expire, if it is not renewed, when it reaches its termination (subject to recoupment rights) or when Security Investors ceases to serve as the investment manager (without recoupment rights). The New Shares will represent Class A shares of Rydex | SGI Fund.

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of TYW and Rydex | SGI Fund pro forma after the Reorganization, including (i) the unaudited fees and expenses paid by TYW for the twelve-month period ended June 30, 2011 and (ii) pro forma annualized fees and expenses for Rydex | SGI Fund for the twelve-month period ended June 30, 2011 assuming the Reorganization had been completed as of the beginning of such period. Rydex | SGI Fund is newly organized and has not had any operations of its own as of the date of this Proxy Statement/Prospectus; accordingly, fees and expenses are based on estimates. As shown below, after fee waivers and expense reimbursements, the Reorganization is expected to result in decreased total annual expenses for shareholders of TYW.

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Shareholder Fees (fees paid directly from your investment)

	TYW	PRO FORMA RYDEX | SGI FUND
Class A*
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)1	N/A	4.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower) 1	N/A	None
Redemption Charge (as a percentage of amount redeemed or exchanged) 1	N/A	None
Dividend Reinvestment Plan Fees	None2	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	TYW3	PRO FORMA RYDEX | SGI FUND
		Class A*
Management fees	1.10%	0.50%
Distribution and service (12b-1) fees	N/A	0.25%
Other expenses	0.55%	0.55%
Total annual fund operating expenses	1.65%	1.30%
Fee waiver (and/or expense reimbursement) 4	N/A	-0.50%
Total expense after waiver	1.65%	0.80%

*
Based on TYW’s net assets and restated to solely reflect contractual fees and expenses (and not estimated economies of scale) of Rydex | SGI Fund.  Rydex | SGI Fund also issues Class C and Institutional shares which will not be issued in connection with the Reorganization.

1
As a closed-end fund, TYW is listed and traded on the NYSE and does not charge a sales load or a redemption fee. When buying or selling Common Shares of TYW, investors will incur customary brokerage commissions and charges.  No sales charges will be paid as part of the Reorganization.

2	TYW shareholders will pay brokerage charges if they direct the Plan Agent to sell Common Shares held in a dividend reinvestment account.

3	The expense figures for TYW shown in the table above are a percentage of net assets attributable to Common Shares, based on leverage of 36.5% of Managed Assets.

4
Security Investors has contractually agreed through May 1, 2013, to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of Rydex | SGI Fund to an annual percentage of 0.80%  of average daily net assets.  The New Shares will represent Class A shares of Rydex | SGI Fund. Rydex | SGI Fund may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. Security Investors is entitled to reimbursement by Rydex | SGI Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement.  The agreement will expire, if it is not renewed, when it reaches its termination (subject to recoupment rights) or when Security Investors ceases to serve as the investment manager.

EXAMPLES

The following Examples are intended to help you compare the costs of investing in each Fund and the combined Fund after the Reorganization with the cost of investing in other mutual funds.

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The Examples assume that you invest $10,000 in each Fund and in the combined Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
TYW
	1 Year	3 Years	5 Years	10 Years
TYW	$168	$520	$897	$1,955

PRO FORMA RYDEX | SGI FUND
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$553	$784	$1,033	$1,746

The pro forma Example immediately above reflects sales charges usually payable on purchases of Class A shares of Rydex | SGI Fund.  However, no such charges will be paid on Class A shares issued in the Reorganization (i.e., the New Shares).  Accordingly, although your actual costs may be higher or lower, based on assumptions described above, costs for Class A shares received by common shareholders of TYW in the Reorganization without the applicable sales charges would be $82, $324, $586 and $1,335 for the 1, 3, 5 and 10-year periods, respectively.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance. No portfolio turnover rate is provided for Rydex | SGI Fund because it has not yet commenced operations.  During the most recent fiscal year, TYW’s portfolio turnover was 156% of the average value of its portfolio.  If shareholders approve the Reorganization, the short term portfolio turnover is expected to increase in connection with the realignment of the Funds’ portfolios.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND MANAGEMENT OF TYW AND RYDEX | SGI FUND

The investment objectives, principal investment strategies, and risks of the Funds have important similarities as well as some notable distinctions.  The chart below summarizes the primary similarities and differences between the Funds’ investment objectives, principal investment strategies and principal risks.  There can be no assurance that a Fund will achieve its stated objective.

TYW	Rydex | SGI Fund
Investment Objective	Provide a high level of total after-tax return, including attractive tax-advantaged income.
Provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation. The investment objective of the Fund may be altered by the Board of Directors without the approval of shareholders of Rydex | SGI Fund.

Principal Investment Strategies
TYW seeks to achieve its objective by investing in a pool of assets that generate income that is either exempt from regular federal income tax or qualifies for federal income taxation at long-term capital gains rates (“tax-advantaged income”), while also offering the potential for capital appreciation through exposure to the equity markets.  Under normal market conditions, TYW will invest primarily in a portfolio of securities as follows:

Municipal Securities Portfolio. TYW will invest at least 50%, and may invest up to 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum

In pursuit of its objective, Rydex | SGI Fund will invest, under normal market conditions, at least 80% of its assets in a diversified portfolio of municipal securities whose interest is free from federal income tax. This investment strategy may not be changed without shareholder approval. Interest from Rydex | SGI Fund’s investments may be subject to the federal alternative minimum tax. Rydex | SGI Fund may invest up to 20% of its assets in securities the interest on which is subject to federal income taxation, including corporate bonds and other corporate debt securities, taxable municipal securities (which may include, for example, Build America Bonds and Qualified School Construction Bonds), mortgage-backed and asset backed securities, repurchase and reverse repurchase agreements, syndicated bank loans and securities issued by the U.S. government or its agencies and instrumentalities. Rydex | SGI Fund also may invest, up to 20% of its assets,

7

TYW	Rydex | SGI Fund

tax (“municipal securities”).

Equity and Income Securities Portfolio. TYW will invest at least 40%, and may invest up to 50%, of its total assets in common stocks and preferred securities (“equity securities”), that are eligible to pay dividends which, for individual shareholders, qualify for federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% (“tax-qualified dividends”) and in other income securities, including debt securities, real estate investment trust (“REIT”) securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. In connection with the foregoing policy, under normal market conditions, TYW will invest at least 25% of its total assets in equity securities. A substantial portion of the equity and income securities portfolio will be invested in securities that are believed to be eligible to pay tax-qualified dividends.

The percentage of TYW’s assets allocated to each portfolio at any time will be determined by Guggenheim Funds Investment Advisors, LLC (“GFIA”) upon consultation with the TYW’s sub-advisors, Thompson, Siegel & Walmsley LLC (“TS&W”) and SMC Fixed Income Management, LP (“SMCFIM”), and will be based generally upon the outlook for the equity and municipal securities markets.

TYW may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. TYW will not invest more than 20% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Rating Group, a division of The McGraw-Hill Company, Inc. (“S&P”) or, if unrated, determined by GFIA, TS&W or SMCFIM to be of comparable credit quality).  TYW may also utilize a variety of hedging strategies to seek to protect the value of TYW’s municipal securities against the volatility of interest rate changes and other market movements.  TYW may seek to hedge its municipal securities portfolio against changes in interest rates using exchange-traded futures and option contracts, options on futures contracts, or through over-the-counter dealer transactions in interest rate caps, swap agreements or options thereon.

Under normal market conditions, TYW will invest at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged income. Investments in equity securities that do not qualify to pay tax-qualified dividends and non-municipal debt securities are not a principal investment strategy. TYW is not limited in the types of equity and other securities in which it may invest.

TYW seeks to enhance the level of the Fund’s current income through the use of financial leverage, and may leverage through the issuance of preferred shares, such as the AMPS.

in a variety of investment vehicles, such as closed-end funds, exchange traded funds (“ETFs”) and other mutual funds. Rydex | SGI Fund may use derivatives for investment purposes. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars. Rydex | SGI Fund may use leverage by using derivatives and tender option bonds (“TOBs”) in accordance with applicable legal guidance. The fixed income securities in which Rydex | SGI Fund invests will primarily be domestic securities, but may also include, up to 20% of its assets, foreign and emerging markets securities.

Rydex | SGI Fund will allocate assets across different market sectors and maturities and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. Rydex | SGI Fund, however, will invest under normal market conditions, at least 80% of its assets in investment grade securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical ratings organization or, if unrated, determined by Guggenheim Partners Asset Management, LLC (“GPAM”) to be of comparable quality). Rydex | SGI Fund may invest 25% or more of Rydex | SGI Fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers.

GPAM, Rydex | SGI Fund’s sub-adviser, uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector.  GPAM also considers macroeconomic outlook and geopolitical issues.

GPAM may determine to sell a security: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed; or (3) to meet redemption requests, among other reasons. Under adverse market conditions (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments), Rydex | SGI Fund can make temporary defensive investments and may not be able to pursue its objective.

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TYW	Rydex | SGI Fund
Investment Manager	GFIA	Security Investors
Sub-Adviser(s)	TS&W manages the equity portfolio and other non-municipal income-producing securities and SMCFIM is responsible for the portfolio of municipal bonds	GPAM
Portfolio Manager(s)
Vincent R. Giordano, Portfolio Manager, Managing Member, SMCFIM, leads SMCFIM’s municipal fixed-income investment management team and co-manages TYW’s municipal securities portfolio. Prior to joining SMCFIM, Mr. Giordano was employed by GFIA (f/k/a Claymore Advisors, LLC) and Merrill Lynch. He has more than 30 years of investment experience.

Roberto W. Roffo, Portfolio Manager, Managing Director, SMCFIM, co-manages TYW’s municipal securities portfolio. He has more than 15 years of investment management experience focused on the municipal securities market and has worked closely with Mr. Giordano throughout his career. He holds a Bachelor’s Degree from the University of Massachusetts.

Paul A. Ferwerda, CFA, Portfolio Manager, Senior Vice President–Domestic Equity and Research, TS&W, is responsible for the day-to-day management of TYW’s common stock portfolio. He has been with TS&W for over 20 years and has more than 25 years of investment experience. Mr. Ferwerda has extensive equity research experience within the financial sector and holds an MBA from Duke University.

William M. Bellamy, CFA, Portfolio Manager, Vice President, TS&W, joined TS&W in 2002. He has over 20 years of investment industry experience focused on the fixed-income markets. Mr. Bellamy is responsible for managing TYW’s taxable fixed-income securities. He holds an MBA from Duke University.

B. Scott Minerd, Chief Investment Officer of GPAM and its affiliate, Guggenheim Investment Management, LLC (“GIM”), and a managing partner of Guggenheim Partners. Mr. Minerd is also a portfolio manager for the Guggenheim Build America Bonds Managed Duration Trust, an SEC registered closed-end fund. Mr. Minerd joined Guggenheim in May 1998.  Mr. Minerd guides the investment strategy of the sector portfolio managers. Prior to joining Guggenheim, Mr. Minerd worked for Adventure Capital (December 1996 - April 1998), a boutique private equity firm. Prior to this, Mr. Minerd was a managing director at Credit Suisse First Boston (July 1994 - November 1996) in charge of trading and risk management for the fixed income trading group.  Previously, Mr. Minerd was Morgan Stanley’s London based European Capital Markets Product Training and Risk Manager  (May 1988 - July 1994) responsible for Eurobonds, Euro-MTNs, domestic European bonds, FRNs, derivative securities and money market products in 12 European currencies and Asian markets. Mr. Minerd holds a B.S. degree in Economics from the Wharton School, University of Pennsylvania.

Anne B. Walsh, Senior Managing Director of GPAM. Ms. Walsh is also portfolio manager for the Guggenheim Build America Bonds Managed Duration Trust, an SEC registered closed-end fund. Ms. Walsh joined GPAM in 2007. Prior to joining GPAM, she was Senior Vice President and the Chief Investment Officer for Reinsurance Group of America, where she was employed from 2000 to 2007. Prior to that role, Ms. Walsh served as Vice President and Senior Investment Consultant for Zurich Scudder Investments. Earlier, she held roles at Lincoln Investment Management and American Bankers Insurance Group. Ms. Walsh received her B.S.B.A. and M.B.A. from Auburn University and her J.D. from the University of Miami School of Law. She is a CFA Charter holder, a Fellow of the Life Management Institute and a member of the CFA Institute.

James E. Pass, Managing Director of Municipals at GPAM. Mr. Pass is also a portfolio manager for the Guggenheim Build America Bonds Managed Duration Trust, an SEC registered closed-end fund. Mr. Pass joined GPAM in 2009. Mr. Pass is responsible for the research, development and implementation of GPAM’s strategy involving municipal obligations. Previously, Mr. Pass was a Managing Director at RBC Capital Markets (2000-2009) where he managed the firm’s Midwest Region, which included Illinois, Indiana, Michigan, Missouri, Ohio and Wisconsin. Mr. Pass has been involved in the municipal sector since 1986. Mr. Pass earned a B.A. degree from the University of Pennsylvania in 1986.

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		TYW	Rydex | SGI Fund
Comparison of Principal Investment Strategies	Significant Differences in Strategies
•      Although each of the Funds will invest a significant portion of its assets in municipal securities, TYW is required only to invest at least 50% (and not more than 60%) of its total assets in municipal securities.  Conversely, Rydex | SGI Fund will invest at least 80% of its assets in municipal securities.

•      TYW will invest at least 40% (and not more than 50%) of its total assets in common stocks and preferred securities that are eligible to pay dividends which, for individual shareholders, qualify for federal income taxation at rates applicable to long-term capital gains, and in other income securities, including debt securities, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. In addition, under normal market conditions, TYW will invest at least 25% of its total assets in equity securities.  Conversely, Rydex | SGI Fund is not required to invest any portion of its assets in such common stocks, preferred securities or income securities and, as it is required to invest at least 80% of its assets in municipal securities (as discussed above), Rydex | SGI Fund is severely limited in its ability to invest in other types of investments.

•     Whereas TYW may seek to enhance the level of its current income through the use of financial leverage, including through the issuance of preferred shares, such as the AMPS, Rydex | SGI Fund, as an open-end investment company, is more limited in its ability to use leverage under the 1940 Act.

•      As a closed-end fund, TYW may invest to a greater extent in illiquid securities.  Conversely, Rydex | SGI Fund cannot invest more than 15% of its assets in illiquid securities.

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		TYW	Rydex | SGI Fund
Comparison of Principal Risks	Significant Differences in Risks
TYW is subject to the following risks, which are not identified as principal risks of investing in Rydex | SGI Fund:

      •AMPS risk — Leverage, such as the AMPS, is a speculative investment technique that involves certain risks, including the possibility of higher volatility.  In addition, there are certain conflicts of interest between holders of the Common Shares and AMPS, and the interests of the Common
Shares and AMPS will differ.

      •Common stock risk — The common stocks and other equity securities in which the Fund invests, including the securities of small- or medium-sized companies, may experience substantial volatility in their market value.

        •Market discount risk — The Fund, as a closed-end fund, is subject to the risk that its Common Shares may trade at a discount to net asset value.
The Fund is not able to predict whether its shares will trade at, above, or below net asset value.

         •Value investing risk — “Value” stocks (i.e., stocks that that are believed to be undervalued or inexpensive relative to other investments) may present risks in addition to the general risks associated with investing in common and preferred stocks and, during certain time periods, market dynamics may favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors.

Rydex | SGI Fund is subject to the following risks, which are not identified as principal risks of investing in TYW:

• Derivatives risk — The Fund may use derivatives for investment purposes.  Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including limited ability to enter into or unwind a position, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and the risk that the counterparty may default on its obligations.

• Credit derivative transactions risk — Credit derivative instruments may involve special risks because they are difficult to value and typically are highly susceptible to credit risk and may be difficult to sell. In addition, credit default swap transactions may involve greater risks than if the Fund had invested in the reference obligation directly.

• Investment in investment vehicles risk — Investing in other investment vehicles, including closed-end funds, ETFs, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

• Asset-Backed and Mortgage-Backed Securities Risk — Investors in asset-backed securities, including mortgage-backed securities, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

•Investments in Syndicated Bank Loans Risk — Investments in syndicated bank loans involve special types of risks, including credit risk, interest rate risk, liquidity risk and prepayment risk.  Syndicated bank loans generally offer a floating interest rate.  Syndicated bank loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

• Tender option bonds risk — Tender option bonds, residual interest tender option bonds and inverse floaters expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Because distributions on these securities will bear an inverse relationship to short-term municipal security interest rates, distributions will be reduced or, in the extreme, eliminated as rates rise and will increase when rates fall.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Risk is inherent in all investing. As investment companies following similar trading strategies, many of the risks applicable to an investment in TYW are also applicable to an investment in the Rydex | SGI Fund, although, as noted in the comparison above, the investment risks of the Funds may differ in certain respects. Shares of each Fund will change in value, and you could lose money by investing in a Fund. The Funds may not achieve their investment objectives. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following specific factors have been identified as the principal risks of investing in Rydex | SGI Fund, certain of which are similar to the principal risks of investing in TYW.

Active Trading Risk — Active trading will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Fund and, as a result, may lower the Fund’s performance.

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Asset-Backed and Mortgage-Backed Securities Risk — The Fund may invest in asset-backed securities, including mortgage-backed securities and structured investment vehicles (“SIVs”), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. The Fund will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which borrowers pay off their loans. When a borrower, such as a homeowner with respect to mortgage-backed securities, makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments.  An underlying “pool” of assets, such as credit card receivables, automobile loans, or corporate loans or bonds may back asset-backed securities and the pool provides the interest and principal payments to investors.

Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations—familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.”

The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities’ weighted average life and may lower their return or defaults. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. These securities are subject to high degrees of credit, valuation and liquidity risks.  Some mortgage-backed securities and SIVs may be leveraged or have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Credit Derivative Transactions Risk — The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments, such as credit-linked notes. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.

The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value”, of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value.

In addition to market risks applicable to derivatives generally, credit derivative instruments may involve special risks because they are difficult to value and typically are highly susceptible to liquidity and credit risk. These risks include (without limitation) the risk that a seller may fail to satisfy its payment obligations in the event of default, the risk that a swap may expire worthless and will generate income only in the event of default, lack of availability, illiquidity, and mispricing or improper valuation. The Fund may lose the entire amount of its investment in credit derivative instruments.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. Credit default swap transactions and similar transactions may involve greater risks than if the Fund had invested in the reference obligation directly.

Credit Risk — It is possible that some issuers of fixed-income securities or a counterparty to a derivatives transaction or repurchase agreement will not make payments on debt securities held by the Fund, or there could be defaults on repurchase agreements held by the Fund. This risk may be especially acute with respect to high yield securities (i.e., “junk bonds”). Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a

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security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for the Fund to sell. Any applicable limitation on the credit quality of a security in which the Fund may invest is applied at the time the Fund purchases the security.

Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. See Appendix A of the Reorganization SAI for a more complete discussion of the meaning of the different credit quality ratings. Investment grade securities are fixed-income securities that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default), or which, if unrated, have been determined by Security Investors or GPAM to be of comparable quality. Investment grade securities are designated BBB, A, AA or AAA by S&P, Fitch Investors Service, Inc. (“Fitch”) and Dominion Bond Rating Service Ltd., and Baa, A, Aa or Aaa by Moody’s, or have been determined by Security Investors or GPAM to be of comparable quality.

Derivatives Risk — Derivatives include options, futures and options on futures, which may be used to hedge the Fund’s portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the derivative, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, lack of availability, counterparty risks, valuation risks and legal restrictions. In addition, when the Fund sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received). The gain may be less than if the Fund had not sold an option on the underlying security. There is the risk that such practices may fail to serve their intended purposes and may reduce returns or increase volatility. There is also the risk that the Fund could lose more than the amount the Fund invested in the derivatives. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions.

Emerging Markets Risk — The Fund may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.

Foreign Securities Risk — Investing in foreign investments, including investing in foreign securities through ADRs, involve certain special risks, including, but not limited to: (1) unfavorable changes in currency exchange rates; (2) adverse political and economic developments; (3) unreliable or untimely information; (4) limited legal recourse; (5) limited markets; (6) higher operational expenses; and (7) illiquidity. These risks may even be higher in underdeveloped or emerging markets. The Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell its

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foreign investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Fund.

High Yield Securities Risk — Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of BB or lower by S&P and Fitch or Ba or lower by Moody’s or have been determined by Security Investors or GPAM to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on GPAM’s credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds.

Insurance Risk — Certain municipal securities may be insured by an insurer, such as a bank or other financial institution. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of the Fund's holdings. For example, rating agency downgrades of an insurer, or other events in the credit markets that may affect the insured municipal bond market as a whole, may adversely affect the value of the insured municipal bonds held by the Fund. While insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of the Fund’s shares caused by market changes. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund’s yield as the Fund may pay for the insurance directly or indirectly.

Interest Rate Risk — Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Investors should note that interest rates currently are at, or near, historic lows.

Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Investment in Investment Vehicles Risk — Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) and similar securities of other investment companies, including mutual funds, closed-end funds, and exchange traded funds (“ETFs”). Such index-based investments sometimes hold substantially all of their assets in securities representing a specific index. In the case of SPDRs, the index represented is the S&P 500 Index, but the Fund may invest in other index-based investments designed to track other indexes or market sectors. To the extent the Fund invests in other investment companies or vehicles, the Fund and its shareholders will incur its pro rata share of the underlying investment companies’ or vehicles’ expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, the Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry

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generally. The Fund may use index-based investments as a way of managing its cash position, to maintain liquidity while gaining exposure to the equity markets, or a particular sector of the equity market, or to seek to avoid losses in declining market conditions.

Investments in Syndicated Bank Loans Risk — Syndicated bank loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. Syndicated loans may be issued in connection with a restructuring (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such syndicated bank loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

Syndicated bank loans are subject to the risk that the scheduled interest or principal payments will not be paid.  Lower rated syndicated bank loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated syndicated bank loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the net asset value of shares of the Fund also would decline. Generally, the lower the rating category, the more risky is the investment. Debt securities rated below BBB by S&P or Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities. Syndicated bank loans are generally subject to less credit risk than junk bonds. They have features that junk bonds generally do not have.  They are senior obligations of the borrower or issuer, are secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security-holders that invest in them.

Syndicated bank loans generally offer a floating interest rate.  Syndicated bank loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Impairment of Collateral. Syndicated bank loans generally are secured by specific collateral of the borrowers and often are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. However, the collateral can be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligations of the borrower. As a result, a syndicated bank loan may not be fully collateralized and can decline significantly in value. As a result, the Fund might not receive payments to which it is entitled.

Limited Liquidity. Although the resale, or secondary, market for syndicated bank loans is growing, it is currently limited. There is no organized exchange or board of trade on which such loans are traded. Instead, the secondary market for syndicated bank loans is an unregulated inter-dealer or inter-bank re-sale market. Syndicated bank loans usually trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the syndicated bank loans in which the Fund may invest will be relatively illiquid. In addition, syndicated bank loans in which the Fund may invest may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund’s ability to sell syndicated bank loans and may adversely affect the price that can be obtained. The Fund may have difficulty disposing of syndicated bank loans if cash is needed to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the Fund to sell securities at lower prices than it otherwise would consider to meet cash needs, or may cause the Fund to maintain a greater portion of its assets in cash equivalents than it otherwise would, which could negatively affect performance.

The Fund values its assets daily. However, because the secondary market for syndicated bank loans is limited, it may be difficult to value syndicated bank loans. Market quotations may not be readily available for some syndicated bank loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

The Fund may be in possession of material non-public information about a borrower as a result of its ownership of a syndicated loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading

15

in securities of issuers while in possession of material, non-public information, the Fund might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

Leverage Risk — The use of derivatives and reverse repurchase agreements may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of the Fund. Leveraging may cause the Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk, the Fund segregates or earmarks liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk.

The Fund is permitted to borrow money for certain purposes. To the extent that the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. The amount of exempt-interest dividends payable by the Fund will generally be the amount of gross tax exempt interest reduced by expenses, including expenses of any borrowing and reverse repurchase agreements.

Liquidity Risk — Investments are subject to liquidity risk when they are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the sub-adviser and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives.

Market Risk — Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Volatility of financial markets can expose the Fund to greater market risk, possibly resulting in greater liquidity risk. Market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance.

Municipal Securities Risk — The Fund will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal issuer. In addition, a portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the federal alternative minimum tax.  To the extent that the Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate.  Also, municipal securities backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of taxation supporting the project or assets or the inability to collect enough revenue.  Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. For example, health care can be hurt by rising expenses, dependency on third party reimbursements, legislative changes and reductions in government spending; electric utilities are subject to governmental rate regulation; and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support. Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by current budgetary constraints of the federal government.  Other national

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governmental actions, such as the elimination of tax-exempt status, also could affect performance.  In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

Options and Futures Risk — The Fund may use options and futures to hedge its portfolio, to gain exposure to a market without buying individual securities or to increase returns. There is the risk that such practices may sometimes reduce returns or increase volatility. These practices also entail transactional expenses.

The Fund may also purchase call and put options and write call and put options on a “covered” basis. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. The Fund may sell or write call and put options on securities and financial indices. Futures contracts and options may not always be successful investments; their prices can be highly volatile. Using them could lower the Fund’s total return, and the potential loss can exceed the Fund’s initial investment in such contracts.

Prepayment Risk — The issuers of securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

Repurchase Agreements and Reverse Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty's insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund.

Restricted Securities Risk — Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, are subject to the Fund’s limitation on illiquid securities.

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Restricted securities (including Rule 144A securities, defined below) may involve a high degree of business and financial risk, which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to “qualified institutional buyers” of “restricted securities” that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ (“Rule 144A Securities”).

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

Tender Option Bonds and Related — Tender option bonds are created by depositing municipal bonds into a trust and issuing two classes of trust interests – floating rate certificates and inverse floating rate certificates (also known as residual interest tender option bonds or inverse floaters). Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

INVESTMENT RESTRICTIONS

Each of the Funds has adopted certain fundamental investment restrictions consistent with their operations, which may be changed only with shareholder approval.  The fundamental investment restrictions of TYW and Rydex | SGI Fund are set forth side by side in Appendix II to facilitate comparison.

PERFORMANCE INFORMATION

As of the date of this Proxy Statement/Prospectus, Rydex | SGI Fund has not yet commenced investment operations.  When Rydex | SGI Fund has completed a full calendar year of investment operations, it will disclose charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected by Rydex | SGI Fund.  Upon completion of the Reorganization, Class A shares of Rydex | SGI Fund will assume the performance, financial and other historical information of TYW’s Common Shares.  Returns are based on the net asset value of fund shares.  The performance information of TYW is provided below.

Average Annual Total Returns For The Periods Ended December 31, 2010
	1 Year	5 Years	Since Inception1
TYW
Return Before Taxes	12.03%	1.81%	3.91%
Return After Taxes on Distributions	9.47%	-0.76%	1.46%
Return After Taxes on Distributions and Sale of Fund Shares	7.75%	0.06%	1.93%
1 April 28, 2004.

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Year-by-Year Returns

Highest and Lowest Returns (Quarterly 2005-2010)
Highest Calendar Qtr Return at NAV (non-annualized)	22.36%	Quarter Ended	9/30/2009
Lowest Calendar Qtr Return at NAV (non-annualized):	-21.06%	Quarter Ended	12/31/2008
Year to date NAV return (1/1/11 - 6/30/11)	6.46%

The historical performance of The Municipal Composite (the “Composite”), a composite of all of the separate investment advisory accounts managed by GPAM since November 1, 2009, which have substantially similar investment objectives, policies and strategies as Rydex | SGI Fund, is provided in Appendix III.

MANAGEMENT OF THE FUNDS

The Boards.  The Board of Trustees or Directors, as applicable, of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on directors or trustees, as applicable, of investment companies by the 1940 Act and under applicable state law.  Each Fund has a separate board of trustees or directors, as applicable, and each of which is comprised of different members.  The names and addresses of the Board of Directors of the Corporation are available in the Reorganization SAI.

Adviser.  The adviser for TYW is Guggenheim Funds Investment Advisors, LLC (“GFIA”), a Delaware limited liability company with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 6053. As of July 31, 2011, GFIA entities have provided supervisory, management, servicing or distribution services on approximately $7.4 billion in assets. GFIA currently provides services to closed-end funds, unit investment trusts, and ETFs.  GFIA is responsible for managing, either directly or through others selected by it, the investment activities of TYW and TYW’s business affairs and other administrative matters.

TYW pays GFIA a fee, payable monthly, at an annual rate equal to 0.70% of TYW’s average daily managed assets (total assets of TYW, including the assets attributable to the proceeds from any financial leverage, minus the sum of the accrued liabilities, other than the aggregate indebtedness constituting financial leverage), from which GFIA pays monthly to Thompson, Siegel & Walmsley, Inc. (“TS&W”) a fee at the annual rate of 0.42% of TYW’s average daily managed assets attributable to the equity and income securities portfolio, and to SMC Fixed Income Management, LP (“SMCFIM”) a fee at the annual rate of 0.30% of TYW’s average daily managed assets attributable to the municipal securities portfolio.  In addition to the fees of GFIA, TYW generally pays all other costs and expenses of its operations.  TYW’s investment advisory agreement was reapproved by the TYW Board on April 26, 2011, and a discussion regarding the basis for the re-

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approval of TYW’s investment advisory agreement, as well as the investment subadvisory agreements, by the TYW Board is available in TYW’s semi-annual report to shareholders for the fiscal year ended June 30, 2011.

The adviser for Rydex | SGI Fund is Security Investors, LLC (“Security Investors”), a Kansas limited liability company with its principal offices located at One Security Benefit Place, Topeka, Kansas 66636.  As of June 30, 2011, the aggregate assets of all accounts under management of the Security Investors was approximately $23.8 billion. Security Investors also acts as an investment adviser to other open-end investment companies.  Security Investors is entitled to receive compensation on an annual basis equal to 0.50% of the average daily net asset value of Rydex | SGI Fund, computed on a daily basis and payable monthly.

Security Investors and Rydex | SGI Fund have received from the SEC an exemptive order for a multi manager structure that allows Security Investors to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The order also allows Security Investors to revise a sub advisory agreement with an unaffiliated subadviser with the approval of Rydex | SGI Fund’s Board of Directors, but without shareholder approval. If a new unaffiliated subadviser is hired, shareholders will receive information about the new sub adviser within 90 days of the change. The order allows the Rydex | SGI Fund to operate more efficiently and with greater flexibility. Security Investors provides the following oversight and evaluation services to Rydex | SGI Fund with regard to sub-advisers:

•	performing initial due diligence on prospective subadvisers for Rydex | SGI Fund;

•	monitoring the performance of the subadvisers;

•	communicating performance expectations to the subadvisers; and

•	ultimately recommending to the Board of Directors whether a subadviser’s contract should be renewed, modified or terminated.

Security Investors does not expect to recommend frequent changes of subadvisers. Although Security Investors will monitor the performance of sub advisers, there is no certainty that any subadviser or Rydex | SGI Fund will obtain favorable results at any given time.  A discussion regarding the basis for Rydex | SGI Fund’s Board of Directors approving any investment advisory contract on behalf of Rydex | SGI Fund will be provided in Rydex | SGI Fund’s annual report for the fiscal year ended December 31, 2011.

Subadviser(s).  TYW and GFIA have retained TS&W to act as the investment sub-adviser for the portion of TYW’s assets allocated to its equity and income securities portfolio. TS&W, organized as an investment adviser since 1970 and located in Richmond, Virginia, provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.  GFIA (and not TYW) pays a portion of the fees it receives to TS&W in return for its services.  TS&W is wholly owned by Old Mutual (US) Holdings Inc. The principal offices of TS&W are located at 5000 Monument Avenue, Richmond, Virginia.

TYW and GFIA have also retained the services of SMCFIM to act as the sub-adviser for the portion of TYW’s assets allocated to municipal bonds.  SMCFIM is a subsidiary of Spring Mountain Capital LP (“Spring Mountain”), an investment management firm founded in July 2001 that specializes in alternative investment and advisory services for both broad asset allocation and/or focused portfolios.  GFIA (and not TYW) pays a portion of the fees it receives to SMCFIM in return for its services.

The sub-adviser for Rydex | SGI Fund is Guggenheim Partners Asset Management, LLC (“GPAM”), a Delaware limited liability company with its principal offices located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401.  Security Investors has entered into a sub-advisory agreement with its affiliate, GPAM, to provide investment advisory services to Rydex | SGI Fund.  Pursuant to this agreement, GPAM furnishes investment advisory services, supervises and arranges for the purchase and sale of securities on behalf of Rydex | SGI Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of Rydex | SGI Fund’s Board of Directors and Security Investors. For such services, Security Investors pays GPAM an annual fee equal to one-half of Security Investors’ management fee, net of any waivers.

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Portfolio Management.  The portfolio managers of the Funds and a description of their backgrounds are disclosed in the above section titled “Comparison of Investment Objectives, Principal Investment Strategies, Risks and Management of TYW and Rydex | SGI Fund.”  The Reorganization SAI provides information about Rydex | SGI Fund’s portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

SERVICE PROVIDERS

Administrator.  GFIA serves as the administrator for TYW.  Security Investors serves as the administrator for Rydex | SGI Fund.

Custodian, Transfer Agent, and Other Service Providers.  The Bank of New York Mellon (“BNY”), 101 Barclay Street, New York, New York 10286, serves as the custodian, transfer agent, auction agent and accounting agent for TYW.  UMB Bank, N.A. (“UMB Bank”), 928 Grand Avenue, Kansas City, Missouri 64106, serves as the custodian for Rydex | SGI Fund.  Rydex Fund Services, LLC (“Rydex Fund Services”), 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, acts as the transfer and dividend paying agent for Rydex | SGI Fund. Rydex Distributors (“Rydex Distributors”), 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, has entered into a Distribution Agreement with Rydex | SGI Fund pursuant to which it distributes shares of Rydex | SGI Fund.  As a closed end fund, TYW does not have a distributor.

Independent Registered Public Accounting Firm.  Ernst & Young LLP (“E&Y”), 155 North Wacker Drive, Chicago, IL 60606, serves as the independent registered public accounting firm for both TYW and Rydex | SGI Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

NOTE ABOUT AFFILIATIONS AMONG GFIA, GPAM, SECURITY INVESTORS, RYDEX DISTRIBUTORS AND RYDEX FUND SERVICES

Each of GFIA and GPAM are subsidiaries of Guggenheim Partners, LLC (“Guggenheim Partners”).  Each of Security Investors, Rydex Fund Services and Rydex Distributors is a wholly owned subsidiary of Security Benefit Corporation (“SBC”).  On July 30, 2010, Guggenheim SBC Holdings, LLC, an investor group managed by a subsidiary of Guggenheim Partners, acquired control of SBC.  In addition, as discussed more fully below, on September 20, 2011, Guggenheim Capital, LLC (“Guggenheim Capital”), the parent company of Guggenheim Partners, agreed to purchase Security Benefit Asset Management Holdings, LLC, the indirect holding company of Security Investors and certain affiliated businesses.  Guggenheim Partners is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals and more than $100 billion in assets under supervision.

PURCHASE AND REDEMPTION OF FUND SHARES

TYW.  Common Shares of TYW are listed and traded on the NYSE and investors may purchase or sell Common Shares on the NYSE.  For additional information regarding the historical prices of the Common Shares, please see the section below entitled, “Additional Information about TYW – Per Share Price Data.”  In addition, TYW may, from time to time, issue preferred shares, such as the AMPS.  On July 1, 2004, TYW issued AMPS Series M7 and AMPS Series T28, each with a liquidation preference of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distribution of net realized capital gains, if any, are paid annually. As of June 30, 2011, TYW had $105 million of leverage outstanding in the form of the AMPS.  AMPS holders receive a dividend that is reset every 7 or 28 days, depending on the tranche.

Rydex | SGI Fund. Shares of Rydex | SGI Fund may be purchased or redeemed through your broker/ dealer, another financial intermediary that has an agreement with Rydex Distributors, or through the transfer agent (by mail or telephone, if you select the telephone option on your account application). You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. For Class A and C shares, the minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Automatic Investment Plan). For Institutional Class shares, the minimum initial investment is $2 million, although the Fund may waive this requirement at its discretion. The Institutional Class shares have a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem

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shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at net asset value on the day the account is closed.  Only Class A shares will be issued in connection with the Reorganization.

For more information regarding the procedures for purchasing and redeeming shares of Rydex | SGI Fund, see “Additional Information about Rydex | SGI Fund – Purchase and Redemption of Shares” and “Additional Information about Rydex | SGI Fund – How to Buy Shares” in this Proxy Statement/Prospectus.

CAPITALIZATION

The following table sets forth the capitalization of TYW and the pro forma capitalization of Rydex | SGI Fund as if the Reorganization had occurred on the date below. Rydex | SGI Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus.

CAPITALIZATION AS OF JUNE 30, 2011

	TYW	PRO FORMA RYDEX | SGI FUND
Total Net Assets	$183,050,973	$182,790,9731
Common Shares Outstanding	15,407,000	15,386,4461
Common Shares Authorized	Unlimited	Unlimited1
Net Asset Value Per Common Share	$11.88	$11.881

1 Reflects the costs associated with the Reorganization including the costs associated with the shareholder meeting, which will be borne by shareholders of TYW, in an amount not to exceed $260,000.  The pro forma New Shares outstanding reflect the issuance by Rydex | SGI Fund of 15,386,446 New Shares reflecting the exchange of substantially all of the assets and stated liabilities of TYW for New Shares of Rydex | SGI Fund at the pro forma net asset value per share. The New Shares of Rydex | SGI Fund will have an aggregate net asset value equal to the value of the acquired assets less the stated liabilities of TYW.

As discussed more fully below, as of December 31, 2010, TYW had capital loss carryovers of approximately $49 million which were scheduled to expire after 2016 and 2017.  This represented approximately $3.21 per share.  It is anticipated that certain ownership changes in TYW prior to the Reorganization and in Rydex | SGI Fund after the Reorganization could result in an annual limitation on the ability to use such losses against capital gains.  In such a case, the annual amount of available capital loss carryovers would be limited to approximately $6.8 million per year, and a portion of such loss carryovers would expire before they are utilized.  Taking into account current year capitals, under such limitation, Rydex | SGI Fund could utilize a maximum of approximately $45,000,000 of TYW’s capital loss carryforwards before they expire, meaning that approximately $4,000,000 of TYW’s capital loss carryforwards could be lost, although there can be no assurance that TYW could have utilized any or all of such capital loss carryforwards in the absence of the Reorganization.

In addition, as discussed more fully below, the number of New Shares issued in connection with the Reorganization will be determined in accordance with the valuation method approved by the Board of Directors of the Corporation and described in Rydex | SGI Fund’s then-current prospectus and/or Statement of Additional Information.  However, there are no material differences between the valuation methods of the Funds.

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SHAREHOLDER SERVICING

Dividend Reinvestment Plan.  TYW offers its shareholders a dividend reinvestment plan, pursuant to which shareholders of TYW may elect to have all dividends and distributions that are declared by TYW automatically reinvested in additional Common Shares of TYW.  With respect to Rydex | SGI Fund, if this option is chosen by shareholders, distributions of capital gains or payment of an income dividend are automatically reinvested on the payable date in shares of Rydex | SGI Fund at net asset value.  It is the policy of TYW to pay distributions on a quarterly basis. In contrast, the Rydex | SGI Fund pays distributions on a monthly basis.  Upon approval of the Reorganization, the dividend reinvestment plan of TYW will immediately cease, which means that any distributions paid by TYW after such time will be paid in cash.

12b-1 Plan.  TYW Common Shares are not subject to any 12b-1 distribution and service fees. The Board of Directors of Rydex | SGI Fund has adopted the 12b-1 Plan pursuant to Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, Rydex | SGI Fund is authorized to pay as compensation an annual fee to Rydex Distributors of 0.25% of the average daily net asset value of the Class A shares, including the New Shares, to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for Rydex | SGI Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning Rydex | SGI Fund and their transactions with Rydex | SGI Fund.

By receiving shares subject to distribution fees and service fees, a holder of New Shares may pay more over time than the shareholder would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to the shares will be reduced by the amount of distribution fees and service fees and other expenses of Rydex | SGI Fund.

GOVERNING LAW AND CHARTER

Rydex | SGI Fund is a Kansas corporation registered as an open-end management investment company and governed by a Board of Directors which currently consists of six directors. TYW is a Delaware statutory trust registered as a closed-end management investment company. TYW is governed by a Board of Trustees which currently consists of seven trustees.  Rydex | SGI Fund and TYW have different board members.  A fund organized as a Kansas corporation, such as Rydex | SGI Fund, is governed by both the Kansas General Corporation Code and the corporation’s charter and bylaws. A fund organized as a Delaware trust, such as TYW, is governed by both the Delaware Statutory Trust Act and its Agreement and Declaration of Trust and its bylaws.  In addition, TYW holds annual meetings of shareholders; conversely, Rydex | SGI Fund does not generally hold annual meetings of shareholders and will do so only when required by law.  However, shareholders of Kansas corporations and shareholders of Delaware statutory trusts share certain protections under applicable law.  For example, shareholders of Delaware statutory trusts, except to the extent otherwise provided in the governing trust instrument, are protected from liability under Delaware statutory law, which provides that shareholders of a Delaware statutory trust have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.  TYW's Agreement and Declaration of Trust provides such shareholder liability protections.  Similarly, shareholders of a Kansas corporation generally are shielded from personal liability for the corporation’s debts or obligations, unless the corporate charter provides otherwise.  The corporate charter of Security Income Fund also provides such shareholder liability protections.  In addition, the charter of a Kansas corporation may include a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director unless the director breached the duty of loyalty to the corporation or its stockholders, acted in bad faith or derived an improper personal benefit, among other things.  The corporate charter of Security Income Fund provides such protections.  Under Delaware statutory law, a governing instrument may also provide for the limitation or elimination of any and all liabilities for breach of contract and breach of duties (including fiduciary duties) of a trustee, provided that the instrument may not limit or eliminate liability for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing.  TYW's Agreement and Declaration of Trust provides similar protections.  The foregoing is only a summary of certain differences between the Funds under applicable law. It is not intended to be a complete list of differences and

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shareholders should refer to the provisions of each Fund's applicable organizational documents and applicable law for a more thorough comparison. Such documents are filed as part of each Fund's registration statements with the SEC.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION
GENERAL

Pursuant to the Reorganization Agreement, Rydex | SGI Fund will acquire substantially all of the assets and will assume the stated liabilities of TYW, in exchange for New Shares of Rydex | SGI Fund to be issued by Rydex | SGI Fund to TYW.  After obtaining shareholder approval for the Reorganization, TYW would begin the process for an orderly redemption of the outstanding AMPS so that all the AMPS would be redeemed prior to the Closing Date at their liquidation preference of $25,000 per share.  Once the AMPS have been redeemed, Rydex | SGI Fund will acquire substantially all of the assets and will assume the stated liabilities of TYW, in exchange for New Shares of Rydex | SGI Fund to be issued to TYW.  The New Shares of Rydex | SGI Fund issued to TYW will be distributed as a liquidating distribution to the common shareholders of TYW in complete liquidation and termination of TYW.  Thus, common shareholders of TYW will become shareholders of Rydex | SGI Fund.  Common shareholders will receive New Shares of the Rydex | SGI Fund having an aggregate net asset value equal to the value of the acquired assets less the stated liabilities of TYW.  As soon as practicable after the Closing Date, TYW will deregister as an investment company under the 1940 Act and dissolve under applicable Delaware law.

As a result of the Reorganization, each common shareholder of TYW will own New Shares of Rydex | SGI Fund that will have an aggregate net asset value equal to the value of the acquired assets less the stated liabilities of TYW.  The Reorganization will not result in a dilution of net asset value of either Fund’s shares, other than to reflect the costs of the Reorganization.  No sales charge will be charged to common shareholders of TYW in connection with their receipt of New Shares of Rydex | SGI Fund in the Reorganization.

As discussed above, Security Investors is the investment adviser, and GPAM is the sub-adviser, to Rydex | SGI Fund.  Security Investors is managed by an indirect wholly-owned subsidiary of Guggenheim Capital.  Guggenheim Capital wishes to purchase Security Investors and certain affiliated businesses (the “Transaction”).  The Transaction will be effected by Guggenheim Capital buying 100% of the equity of the holding company that owns Security Investors.  After the Transaction, Guggenheim Capital will control Security Investors (through one or more of its subsidiaries), and it is expected that the services rendered to Rydex | SGI Fund by Security Investors and GPAM will not change.

The 1940 Act, the law that regulates open- and closed-end investment companies, such as the Funds, provides that a mutual fund’s investment advisory agreement terminates whenever there is a “change in control” of the investment adviser. (In this context, the term “investment adviser” applies to both an investment adviser and a sub-adviser.)  The change in the corporate ownership structure of Security Investors contemplated by the Transaction would constitute a “change in control” (as this term is used for regulatory purposes) of Security Investors.  In order for Security Investors and GPAM to continue to advise Rydex | SGI Fund and manage its investments, new investment management and sub-advisory agreements must be in effect upon the consummation of the Transaction.

The Transaction will not result in material changes to the day-to-day management and operations of Rydex | SGI Fund. The personnel, officers and managers of Security Investors will remain the same.  Upon completion of the Transaction, Guggenheim Capital will be the parent company of Security Investors.

The Transaction would also affect the control of Rydex | SGI Fund’s principal underwriter/distributor, Rydex Distributors, an affiliate of Security Investors.  Under the 1940 Act, shareholder approval is not required in order for Rydex Distributors to continue providing services to the Funds after the closing of the Transaction.

A more fulsome description of the Transaction and detailed information on the effect of the transaction on the ownership structure of Security Investors is set forth in Appendix IV to this Proxy Statement/Prospectus.  The Board of Rydex | SGI Fund and the sole initial shareholder of Rydex | SGI Fund have approved the current investment management and sub-advisory agreements and new investment management and sub-advisory agreements to become effective upon the closing of the Transaction.  The fees charged by Security Investors and GPAM for their services to Rydex | SGI Fund under the new investment management and sub-advisory agreements will be the same as its fees under the current investment management and sub-advisory agreements. The other terms of the new investment management and sub-advisory agreements will also be the same in all material respects to those of the current investment management and sub-advisory

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agreements. While the parties expect the Transaction to be completed in early 2012, it is subject to various conditions (including a condition that 80% or more of the Rydex | SGI Fund’s and related funds’ assets managed by Security Investors approve the new investment management and sub-advisory agreements), and may be delayed or even terminated due to unforeseen circumstances.  Approval of the Reorganization by shareholders of TYW will be deemed to constitute approval of the new investment management and sub-advisory agreements by such shareholders as shareholders of Rydex | SGI Fund.  If for some reason the Transaction does not occur, the current investment management agreement between Security Investors and Rydex | SGI Fund, as well as the current sub-advisory agreement between Security Investors and GPAM, will not terminate and will remain in effect, and the new investment management and sub-advisory agreements will not be entered into, even if they have been approved by shareholders.

TERMS OF THE REORGANIZATION

Pursuant to the Reorganization Agreement, Rydex | SGI Fund will acquire substantially all of the assets and the stated liabilities of TYW on the Closing Date in consideration for New Shares of Rydex | SGI Fund.  After obtaining shareholder approval for the Reorganization, TYW would begin the process for an orderly redemption of the outstanding AMPS so that all the AMPS would be redeemed prior to the Closing Date at their liquidation preference of $25,000 per share.  Subject to shareholders of TYW approving the Reorganization on November 23, 2011, the Closing Date will be on or about January 13, 2012, or such later date as TYW and Rydex | SGI Fund may mutually agree.

On the Closing Date, TYW will transfer to Rydex | SGI Fund substantially all of its assets and stated liabilities.  Rydex | SGI Fund will in turn transfer to TYW a number of its New Shares having an aggregate net asset value equal to the value of the acquired assets less the stated liabilities of TYW, as determined in accordance with the valuation method approved by the Board of Directors of the Corporation and described in Rydex | SGI Fund’s then current prospectus and/or Statement of Additional Information.  However, there are no material differences between the valuation methods of the Funds.

Upon approval of the Reorganization, the dividend reinvestment plan of TYW will immediately cease, which means that any distributions paid by TYW after such time will be paid in cash.  TYW expects to make a quarterly distribution prior to the Closing Date.  It is currently expected that the amount of the distribution will be approximately 20 cents per share.  It is also currently expected that approximately half of such distribution will be taxable to shareholders and the remainder is currently estimated to be a tax-exempt dividend.  TYW does not currently expect to make any distributions of capital gains prior to closing because any such gains are expected to be offset by prior capital loss carryovers.

Approximately two weeks prior to the Closing Date, Common Shares will cease trading on the NYSE in order to allow time transfer shareholder information to the Rydex | SGI Fund and its transfer agent.  During this time period, holders of Common Shares will not be able to sell their Common Shares and their investment will temporarily be illiquid.  After the closing of the Reorganization, however, such holders may redeem New Shares with the Rydex | SGI Fund at net asset value, on any business day, as further explained below.

Promptly after the Closing Date, TYW expects to distribute to its common shareholders in a liquidating distribution the New Shares of Rydex | SGI Fund in complete liquidation and termination of TYW.  TYW will then terminate its registration under the 1940 Act and dissolve under applicable Delaware law.

TYW, Rydex | SGI Fund, GFAI, Security Investors and GPAM have made certain standard representations and warranties to each other regarding their status and conduct of business.

Pursuant to the Reorganization Agreement, GFIA agreed to assume upon the Closing Date all of the liabilities of TYW not assumed by Rydex | SGI Fund pursuant to the Reorganization Agreement, including without limitation any liabilities of TYW to indemnify the trustees of the TYW pursuant to the terms of the TYW’s Agreement and Declaration of Trust, TYW’s Amended and Restated By-Laws and any indemnification agreement between TYW and a trustee of TYW.

Unless waived in accordance with the Reorganization Agreement (except for the redemption of all of the outstanding AMPS of TYW and the delivery by Dechert LLP of a tax-free opinion, which will not be waived), the obligations of the parties set forth in the Reorganization Agreement are conditioned upon, among other things:

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•	the approval of the Reorganization by shareholders of TYW;

•	the redemption of all of the outstanding AMPS of TYW;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•
the accuracy in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•
the effectiveness under applicable law of the registration statement of Rydex | SGI Fund of which this Proxy Statement/Prospectus forms a part and the absence of any stop orders under the 1933 Act, pertaining thereto;

•
the effectiveness under applicable law of a registration statement relating to the public offering of New Shares of Rydex | SGI Fund and the absence of any stop orders under the 1933 Act pertaining thereto; and

•	the receipt of an opinion of Dechert LLP relating to, among other things, the tax-free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended under certain circumstances before or after approval thereof by the shareholders of TYW.  For example, either the Corporation or TYW may at its option terminate the Reorganization Agreement at or prior to the Closing Date because: (i) of a material breach by the other of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date;  (ii) a condition therein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or (iii) TYW would incur certain extraordinary expenses contemplated by the Reorganization Agreement.  Additional information is available in the Reorganization Agreement, which is attached as Appendix I.

BACKGROUND AND TYW BOARD CONSIDERATIONS RELATING TO THE REORGANIZATION

TYW commenced operations as a diversified closed-end fund in 2004, and its investment objective is to provide a high level of total after-tax return, including attractive tax advantaged income.  Under normal market conditions, TYW invests at least 50%, but less than 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax, and at least 40%, but less than 50%, of its total assets in common stocks, preferred securities and other income securities.

The TYW Board began exploring strategic alternatives for the Fund in 2010 in anticipation of the expiration of reduced tax rates applicable to qualified dividends after December 31, 2010.  While such tax rates ultimately were extended until December 31, 2012, the TYW Board continued to explore various strategic alternatives for the Fund.

Over the course of several months, the TYW Board considered several alternatives to TYW’s current structure over a series of meetings in an effort to address the discount at which TYW’s Common Shares have traded and provide value for all shareholders of TYW.  Among other alternatives, the TYW Board considered conducting one or more tender offers, changing the investment strategy, converting TYW to an open-end fund, additional merger alternatives, and increasing the distribution rate.  In April 2011, the TYW Board approved in principle the conversion of the Fund into an open-end mutual fund, which would have been managed by TS&W, subject to negotiation of definitive documentation to implement the conversion.  However, TYW was unable to reach a definitive agreement with the proposed open-end fund sponsor with respect to the terms of such proposed conversion.

The TYW Board invited TYW’s investment adviser and sub-advisers to present revised proposals for alternative structures for TYW.   The TYW Board considered a proposal presented by SMCFIM, which would have maintained TYW as a closed-end fund, and a proposal presented by GFIA, GPAM and Security Investors, which involved the reorganization of TYW into Rydex | SGI Fund.  In considering each proposal, the TYW Board requested and received

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substantial information, including materials with respect to investment objective and policies, investment performance, expense levels, portfolio management, portfolio composition and size, potential for liquidity, market discounts and tax consequences. The Independent Trustees of TYW also met independently of management and the interested trustee to consider the Reorganization, including a review of the effect of the Reorganization on TYW shareholders. They were assisted in this review by their independent legal counsel. The TYW Board also considered the alternatives of liquidating TYW or of continuing operations as a closed-end fund and seeking other managers.

After carefully considering the information presented in connection with each proposal, the TYW Board concluded that the Reorganization was in the best interests of TYW as the features of Rydex | SGI Fund would be more beneficial to TYW shareholders than other proposals, including proposals in which TYW would remain a closed-end investment company and provide common shareholders with a limited opportunity for liquidity through measures such as tender offers.

As set forth in the Reorganization Agreement, common shareholders of TYW will receive a number of New Shares having an aggregate net asset value equal to the value of the assets less the stated liabilities of TYW.  Immediately after the Reorganization, the New Shares may be redeemed at net asset value per share without any redemption fee.  Therefore, the Reorganization will eliminate the discount at which Common Shares of TYW have historically traded and give common shareholders the ability to realize the value of their Common Shares.  The Reorganization also will provide holders of the AMPS liquidity at the liquidation preference per share.

Based upon the considerations discussed below, among others, on August 10, 2011, the TYW Board, including all of the Independent Trustees, approved the proposed Reorganization.

The trustees considered the following factors, among others, in determining to recommend that shareholders of TYW approve the Reorganization:

•
The Reorganization will provide long-term shareholders an opportunity to continue to invest in a fund with a principal investment strategy consistent with a significant component of TYW’s investment strategies.

•
For common shareholders seeking liquidity at net asset value, the Reorganization into an open-end fund will eliminate the discount and give common shareholders the ability to realize the value of their Common Shares by redeeming them from Rydex | SGI Fund at net asset value without any redemption fee.  As an open-end fund, Rydex | SGI Fund provides shareholders continuous liquidity at net asset value through daily redemptions.

•
Following the Reorganization, shareholders will benefit from a reduced management fee and lower projected expense ratio.  TYW pays GFIA a management fee, payable monthly, at an annual rate equal to 0.70% of TYW’s average daily managed assets (total assets of TYW, including the assets attributable to the proceeds from any financial leverage, minus the sum of the accrued liabilities, other than the aggregate indebtedness constituting financial leverage), whereas Rydex | SGI Fund pays Security Investors compensation on an annual basis equal to 0.50% of the average daily closing value of Rydex | SGI Fund’s net assets, computed on a daily basis and payable monthly.  For the six-month period ended June 30, 2011, TYW had an annualized unaudited ratio of net expenses to average net assets applicable to Common Shares equal to 1.65% and, for the fiscal year ended December 31, 2010, TYW had a ratio of net expenses to average net assets applicable to Common Shares equal to 1.80%.  Security Investors has contractually agreed, through May 1, 2013, to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) of Rydex | SGI Fund to an annual percentage of 0.80% of average daily net assets.  Shareholders should note that Security Investors is entitled to reimbursement by Rydex | SGI Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement.  The agreement will expire, if it is not renewed, when it reaches its termination (subject to recoupment rights) or when Security Investors ceases to serve as the investment manager (without recoupment rights).

•
The potential asset growth of Rydex | SGI Fund through the robust distribution capabilities of a proven sales organization, Rydex Distributors, LLC, may over time, lead to an even lower expense ratio for shareholders of Rydex | SGI Fund.  Shareholders should note that Security Investors could potentially incur a benefit, as a result

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of such growth, during the three year period for which fees and expenses are contractually limited if gross expense ratios fall beneath the expense cap agreed upon by Security Investors. Consequently, Security Investors could recoup expenses previously waived or reimbursed.

•
The nature, extent and quality of services to be provided by Security Investors and GPAM.  The TYW Board considered the qualifications, experience and skills of GPAM’s portfolio management personnel and key personnel of Security Investors.  In addition, the TYW Board considered the anticipated purchase of Security Investors by Guggenheim Capital as described more fully above and in Appendix IV

•
GPAM’s ability to achieve Rydex | SGI Fund’s investment objective, and noted information provided regarding GPAM’s performance relative to the performance of other advisers and funds employing a similar strategy.

•
Since the first quarter of 2008, the auction markets for auction rate securities like the AMPS have not functioned normally, and the TYW Board believes that no well-established secondary market currently exists outside the auctions for AMPS. The Reorganization would provide liquidity for holders of TYW’s AMPS, who would receive the liquidation preference per share in connection with the redemption of the outstanding AMPS.

•
TYW's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. TYW seeks to achieve its investment objective by investing in a portfolio of assets consisting primarily of (i) municipal securities and (ii) equity securities that are eligible to pay “qualified dividends” (which qualify for federal income taxation at rates applicable to long-term capital gains).  However, reduced tax rates applicable to qualified dividends are scheduled to expire after December 31, 2012.

•
GFIA’s agreement that TYW will only incur a portion of the costs associated with the Reorganization, including the costs associated with the shareholder meeting.  Ordinary and routine expenses of the Reorganization borne by TYW would not exceed $260,000, including the cost of insurance purchased by TYW to cover the TYW Board members after the Reorganization (i.e., tail insurance).  The Board noted that the costs to be borne by TYW were not expected to exceed those associated with a liquidation of TYW.

•
The terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of TYW's existing shareholders in light of the basis on which New Shares of Rydex | SGI Fund will be issued to TYW as contemplated in the Reorganization Agreement.

•
The tax consequences of the Reorganization on TYW and its shareholders; the Reorganization is expected to be a tax-free reorganization for federal income tax purposes and the receipt by TYW common shareholders of New Shares of Rydex | SGI Fund as a result of the Reorganization is expected to be a tax-free transaction.

•	The possible negative impact of the Reorganization on TYW’s capital loss carryforwards.

•
Nominations of trustees and shareholder proposals submitted by shareholders of TYW, including shareholders holding both Common Shares and AMPS, including whether such proposals would provide continuing liquidity for Common Shareholders at net asset value, and the potential costs and expenses that would be incurred by TYW in connection with a proxy contest related to such nominations and proposals.

Based upon all of the information considered and the conclusions reached, the TYW Board determined that the proposed Reorganization was in the best interests of TYW, taking into consideration such factors as it deemed appropriate in the exercise of its business judgment.  The TYW Board also determined that the interests of existing shareholders of TYW would not be diluted as a result of the Reorganization.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of the material anticipated federal income tax consequences of the Reorganization.  The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion is limited to U.S. persons who hold Common Shares of TYW as capital assets for federal income tax purposes.  This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder

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or to shareholders who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization.  No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that TYW receive an opinion, dated as of the Closing Date, from Dechert LLP, counsel to Rydex | SGI Fund, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code.  As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

•
No gain or loss will be recognized by TYW or Rydex | SGI Fund upon the transfer of the acquired assets of TYW to Rydex | SGI Fund in exchange solely for New Shares of Rydex | SGI Fund and the assumption by Rydex | SGI Fund of the stated liabilities of TYW and the subsequent liquidation of TYW.

•	No gain or loss will be recognized by a common shareholder of TYW who exchanges all of his Common Shares of TYW solely for New Shares of Rydex | SGI Fund pursuant to the Reorganization.

•
The aggregate tax basis of the New Shares of Rydex | SGI Fund received by a common shareholder of TYW pursuant to the Reorganization will be the same as the aggregate tax basis of the Common Shares of TYW surrendered in exchange therefor.

•
The holding period of the New Shares of Rydex | SGI Fund received by a common shareholder of TYW pursuant to the Reorganization will include the holding period of the Common Shares of TYW surrendered in exchange therefor.

•
Rydex | SGI Fund’s tax basis in the TYW assets received by Rydex | SGI Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of TYW immediately prior to the Reorganization, and Rydex | SGI Fund’s holding period of such assets will, in each instance, include the period during which the assets were held by TYW.

•
TYW expects to make a quarterly distribution prior to the Closing Date.  It is currently expected that the amount of the distribution will be approximately 20 cents per share.  It is also currently expected that approximately half of such distribution will be taxable to shareholders and the remainder is currently estimated to be a tax-exempt dividend.  TYW does not currently expect to make any distributions of capital gains prior to closing because any such gains are expected to be offset by prior capital loss carryovers.

The opinion of Dechert LLP will be based on federal income tax law in effect on the Closing Date.  In rendering the opinion, Dechert LLP will also rely upon certain representations of the management of TYW and Rydex | SGI Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents.  An opinion of counsel is not binding on the IRS or any court.

Rydex | SGI Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to TYW and its shareholders.  See the section entitled “Additional Information About Rydex | SGI Fund – Dividends and Taxes” for a description of the tax consequences of investing in Rydex | SGI Fund.

As of December 31, 2010, TYW had capital loss carryovers of approximately $49 million which were scheduled to expire after 2016 and 2017. It is anticipated that certain ownership changes in TYW prior to the Reorganization and in Rydex | SGI Fund after the Reorganization could result in an annual limitation on the ability to use such losses against capital gains.  In such a case, the annual amount of available capital loss carryovers would be limited to approximately $6.8 million per year, and a portion of such loss carryovers would expire before they are utilized.  Taking into account current year capital gains, under such limitation, Rydex | SGI Fund could utilize a maximum of approximately $45,000,000 of TYW’s capital loss carryforwards before they expire, meaning that approximately $4,000,000 of TYWs capital loss carryforwards could be lost, although there can be no assurance that TYW could have utilized any or all of such capital loss carryforwards in the absence of the Reorganization.

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REALIGNMENT OF THE FUNDS’ PORTFOLIOS

As a new series of the Corporation, Rydex | SGI Fund has no operating history.  As a result, Rydex | SGI Fund is not invested in accordance with its principal investment strategies.  If the Reorganization is approved by TYW shareholders, certain portfolio holdings of TYW will be sold before the Closing Date in order to pay for the redemption of the AMPS and to transition TYW’s portfolio holdings in accordance with Rydex | SGI Fund’s principal investment strategies.  TYW expects that it will primarily dispose of the equity securities and other income producing securities, which would be inconsistent with the investment policies of Rydex | SGI Fund.  Security Investors and/or GPAM may also sell portfolio securities that Rydex | SGI Fund acquired from TYW after the Closing Date.

In connection with the realignment of the Funds’ portfolios, each Fund may engage in transition management techniques to facilitate the portfolio transition process.  In addition, sales and purchases of portfolio securities could result in increased transaction costs, all or part of which are ultimately borne by all shareholders, and may result in the realization of taxable gains or losses for either or both Funds.  TYW does not currently expect to make any distributions of capital gains prior to closing because any such gains are expected to be offset by prior capital loss carryovers. Increased transaction costs may reduce the Funds’ net asset value and thus the value of Fund shares.  Depending on market conditions, such transition may not be completed by the time of the Closing Date.  If the Reorganization is not consummated by the Closing Date, the Funds may incur additional transaction costs, which also would negatively affect the value of Fund shares.

EXPENSES OF THE REORGANIZATION

The expenses of the Reorganization will be borne by GFIA and TYW as described below.  Expenses of the Reorganization shall include, but not be limited to: fees and expenses of legal counsel to TYW and Rydex | SGI Fund and independent counsel to the independent trustees of TYW and Rydex | SGI Fund related to the deliberations of the board of directors or trustees, as the case may be, of each of TYW and Rydex | SGI Fund of the Reorganization; the preparation of the N-14 Registration Statement and Proxy Statement/Prospectus for the Reorganization; printing and mailing costs associated with the solicitation of TYW shareholders in connection with the Reorganization; the work of auditors of TYW and Rydex | SGI Fund related to the Reorganization; the fees and expenses of any proxy solicitation firm hired in connection with the solicitation of TYW shareholders with respect to the Reorganization; and costs associated with the winding down of the operations and terminating the existence of the TYW following the Closing Date.  Usual and customary expenses of the Reorganization will be incurred by GFIA on behalf of TYW and Rydex ISGI Fund, except that TYW will incur the costs associated with the purchase of any insurance for the trustees of TYW after the Reorganization (“Tail Insurance”).  Upon the Closing Date, TYW shall reimburse GFIA an amount previously accrued equal to the lesser of (i) the costs incurred by GFIA on behalf of TYW and Rydex | SGI Fund in connection with the Reorganization and (ii) $260,000 less the costs of Tail Insurance.  Accordingly, Reorganization expenses in excess of these amounts will be borne by GFIA and not TYW or Rydex | SGI Fund.  Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

Extraordinary expenses in connection with the Reorganization incurred by TYW that may arise prior to the Closing Date, such as litigation expenses or proxy contest expenses, shall be borne by TYW unless otherwise agreed upon by GFIA and TYW at such time.  In the event that TYW would incur such extraordinary expenses, TYW or the Corporation shall have the right to terminate the Reorganization Agreement.

In connection with the initial public offering of Common Shares of TYW, GFIA agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated in an annual amount equal to 0.15% of the average daily managed assets of TYW.  In return, Merrill Lynch, Pierce, Fenner & Smith Incorporated agreed to provide, as requested by GFIA, certain after-market shareholder support services and relevant information, studies or reports regarding TYW and the closed-end investment company industry.  GFIA does not intend to pay such a fee to Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with Rydex | SGI Fund and, therefore, the Reorganization may result in a cost savings to GFIA.

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SHAREHOLDER APPROVAL

Approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of TYW in order to become effective.  The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act, as the lesser of the vote of (i) 67% or more of the voting securities of TYW entitled to vote thereon present at the shareholder meeting or represented by proxy, provided that the holders of more than 50% of the outstanding voting securities of TYW are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of TYW entitled to vote thereon.  For purposes of the above vote, holders of the Common Shares and AMPS will vote together as a single class.  Approval of the Reorganization also requires the affirmative vote of holders of a majority of the AMPS outstanding voting separately as a single class.  All shareholders of TYW as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by TYW for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

The TYW Board, including the Independent Trustees, recommends that you vote “FOR” the proposal to approve the Reorganization.

ADDITIONAL INFORMATION ABOUT RYDEX | SGI FUND

PURCHASE AND REDEMPTION OF FUND SHARES

Shares of the Fund are available through broker/dealers, banks, and other financial intermediaries that have an agreement with Rydex Distributors or with the Fund’s transfer agent, Rydex Fund Services, LLC (the “Transfer Agent”). Shares are priced at the net asset value per share (NAV) next determined after receipt and acceptance of a purchase order by the Fund’s Transfer Agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Fund may also designate further intermediaries to accept purchase and redemption orders on behalf of the Fund. Authorized financial intermediaries may charge fees in connection with an investment in the Fund. Fund shares purchased directly from the Fund are not assessed such additional charges but may be subject to a front-end sales charge as noted under the section titled “Class A Shares.” Purchase orders by a fund of funds for which Security Investors or an affiliate serves as investment manager will be treated as received by the Fund at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted.

There are three different ways to buy shares of the Fund—Class A shares, Class C shares and Institutional Class shares. Only Class A shares will be issued in connection with the Reorganization.  The different classes of the Fund differ primarily with respect to the sales charges and Rule 12b-1 distribution and service fees for each class. The minimum initial investment is $100. There is no minimum for subsequent purchases made by check and wire: there is a $20 minimum for subsequent purchases made by automatic clearing house transfer (“ACH”).  The Fund reserves the right to reject any order to purchase shares in whole or in part.

The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders in good order, by mail and send purchase proceeds by check, wire transfer or ACH. Purchases may also be made online: please visit www.traderydex.com for more information.  The Fund does not accept cash or cash equivalents (such as traveler’s checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). The Fund reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

The Fund does not issue certificates; all Fund shares are issued in non-certificate form.  If you do not specify which Rydex|SGI Fund(s) you want to purchase, your investment will be credited to the US Government Money Market Fund which is offered in a separate prospectus.

Cancelled Purchase Orders

The Transfer Agent will ordinarily cancel your purchase order under the following circumstances:

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• If your bank does not honor your check for any reason
• If the Transfer Agent does not receive your wire transfer
• If the Transfer Agent does not receive your ACH transfer
• If your bank does not honor your ACH transfer

If your purchase order is cancelled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund(s) may have experienced from the time of your order to the time of its cancellation.  In addition, if the Fund(s) NAV decreases in value from the time of your order to the time of its cancellation, the Fund(s) will hold you liable for any losses that it incurs as a result of your cancelled order.

A $50 returned check fee may be imposed on purchase checks returned for insufficient funds.

To obtain same day credit (to get that business day’s NAV) for your wire purchase order, you should call the Transfer Agent and provide the following information prior to the cutoff time for the fund(s) you are purchasing:

•	Account number
•	Fund name
•	Amount of wire
•	Fed wire reference number

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify the Transfer Agent of the incoming wire, your purchase order may not be processed until the next business day following the receipt of the wire.

Customer Identification and Verification — To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund must obtain the following information for each person/entity that opens an account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver’s license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations, plans and other entities.

Federal law prohibits the Fund and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after your account is closed, and you bear the risk of any loss.

Market Timing/Short-Term Trading — The Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Fund. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient

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implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Fund does not accommodate frequent purchases and redemptions. Consequently, the Board of Directors has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

For purposes of applying the Fund’s policies, Security Investors may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if Security Investors reasonably believes that the trading activity would be harmful or disruptive to the Fund. Under the Fund’s policies, two “round trip transfers” within a 90-day period may indicate market timing. If such activity is detected, a letter is mailed to the shareholder (or his or her broker/dealer or financial intermediary) with a warning that another round trip transfer request will result in the shareholder being prevented from making additional transfers for a 90-day period. If a third round trip transfer is attempted within the same 90-day period, the shareholder will be notified that activity in that account is restricted for a 90-day period. Further, if Security Investors detects activities in the Fund that may not be identified through the normal monitoring process, it will complete an ad-hoc analysis to identify whether the activity is detrimental to the Fund.

The restriction on “round trip transfers” is waived for, and no restrictions are applied to, transfers, purchases and redemptions of the Fund by certain “funds of funds” within the Fund’s group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Fund’s objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Fund.

In its sole discretion, the Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the Fund may aggregate transfers made in two or more transaction that the Fund believes are connected (for example, two transactions by the same owner, or by spouses, or by different partnerships or corporations that are under common control, etc.).

Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Fund and may be cancelled or revoked by the Fund by the close of business on the next business day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund’s access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Class A Shares  — Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at the Fund’s NAV next calculated after the order is received in good order and accepted by the Fund or an authorized financial intermediary, plus the sales charge set forth below. The NAV, plus the sales charge, is the “offering price.” The Fund’s NAV is generally calculated as of the close of trading on each day the New York Stock Exchange

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(“NYSE”) is open (usually 4:00 p.m. Eastern Standard Time). (Shares issued as a result of the Reorganization will not be subject to a sales charge).

Amount of Order (Offering Price)	Sales Charge
	As a Percentage of Offering Price	As a Percentage of Net Amount Invested
Less than $50,000	4.75%	4.99%
$50,000 to $99,999	3.75%	3.90%
$100,000 to $249,999	2.75%	2.83%
$250,000 to $999,999	1.75%	1.78%
$1,000,000 or more*	None	None
*Purchases of $1,000,000 or more are not subject to a sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.

As indicated in the table above, substantial investments receive lower sales charge rates. In order to reduce your Class A sales charges, you, your spouse, and your dependents (under the age of 21) may combine all of your Fund investments into one purchase. You may also, under rights of accumulation, combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. In addition, you may submit a Statement of Intention to help reduce your sales charges. This Statement allows you to count all Class A investments within a 13 month period as if you were making all of the investments at the same time, in order to qualify for reduced sales charges. If you do not fulfill the commitment reflected in your Statement of Intention, you will bear the sales charge rate associated with your total purchases, less redemptions. The Fund also makes available a reinstatement privilege to reduce your sales charges in the event you redeem your shares and then subsequently reinstate your account within 30 days. Furthermore, Class A shares of the Fund may be purchased without a sales charge by certain funds of funds within the Fund’s group of investment companies or when the purchase is made on the recommendation of (1) a non-affiliated registered investment advisor, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor or (2) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed.

Rydex Distributors must be notified when a purchase is made that may qualify under any of the above provisions. Consequently, an investor acquiring Class A shares directly from Rydex Distributors must indicate in the purchase order that the purchase may qualify under any of the above provisions and must provide enough information to substantiate the claim. If an investor purchases Class A shares through an authorized financial intermediary, the investor must inform such intermediary of any facts, including any records required by the intermediary, that may qualify a purchase for any of the above provisions, such as other holdings of Class A shares held directly with the Fund or through other accounts with other authorized financial intermediaries.

Initial sales charges may also be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of certain other Rydex | SGI Funds (as defined in the Reorganization SAI).

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, (i) the amount purchased is measured with respect to the offering price of the shares, and (ii) the term “Purchaser“ includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code (“Code”); or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code.

Rights of Accumulation. To reduce sales charges on purchases of Class A shares of the Fund, a Purchaser may combine the current value of all its holdings of Class A shares, Class B shares or Class C shares of other Rydex | SGI Funds

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(including Class A accounts purchased at net asset value) with a contemplated current purchase and receive the applicable reduced front-end sales charge. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. Rydex Distributors must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Fund and Class A shares of other Rydex | SGI Funds in those states where shares of the Fund being purchased are qualified for sale.

Statement of Intention. A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Fund and other Rydex | SGI Funds. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Shares equal to four percent (4%) of the amount specified in the Statement of Intention will be held in escrow until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Fund.

Reinstatement Privilege. Shareholders who redeem their Class A shares of the Fund have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Rydex | SGI Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a shareholder must provide written notice and a check in the amount of the reinvestment within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund or the Rydex | SGI Funds, as appropriate.

Purchases at Net Asset Value. Class A shares of the Fund may be purchased at net asset value by (1) directors and officers of the Fund or other mutual funds managed by Security Investors or one or more of its affiliates; directors, officers and employees of Security Investors or Rydex Distributors and their affiliates; directors, officers and employees of Security Benefit Life Insurance Company; agents licensed with Security Benefit Life Insurance Company;  spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with Rydex Distributors or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with Rydex Distributors. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

Class A shares of the Fund may be purchased at net asset value when the purchase is made on the recommendation of (1) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (2) a certified financial planner or registered broker/dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed. Class A shares may be purchased at net asset value by customers of financial intermediaries that have a contractual arrangement with Rydex Distributors or Security Investors where such contract provides for the waiver of the front-end sales charge. Class A shares of the Fund may also be purchased at net asset value when the purchase is made by retirement plans that (1) buy shares of the Rydex | SGI Funds worth $500,000 or more; (2) have 100 or more eligible employees at the time of purchase; (3) certify it expects to have annual plan purchases of shares of Rydex | SGI Funds of $200,000 or more; (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement

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with the Rydex | SGI Funds relating to such plans; or (5) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

Rydex Distributors must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a Purchaser acquires shares directly from the Fund, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions and must provide enough information to substantiate that claim. When a Purchaser acquires shares through a broker/dealer or other financial intermediary, he/she must inform his/her broker/dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the Fund that the Purchaser has, directly with the Fund, or through other accounts with broker/dealers or financial intermediaries.

Please see the statement of additional information for a more detailed description of options that are available for reducing the sales charge applicable to purchases of Class A shares. For more information, you may also consult your broker or financial intermediary, or visit our website at www.rydex-sgi.com. This website provides hyperlinks that facilitate access to information, stated in a clear and prominent format, which will assist you in determining means of reducing your Class A shares initial sales charge as well as provide other information on the Fund’s sales loads and breakpoint discounts.

Class A Distribution Plan — The Fund has adopted a Class A Distribution Plan pursuant to Rule 12b-1 that allows the Fund to pay certain fees to Rydex Distributors. Rydex Distributors uses the fees to pay for activities related to the sale of Class A shares (including past sales) and services provided to shareholders. The distribution and service fee is equal to 0.25% on an annual basis of the average daily net assets of the Fund’s Class A shares. Because the distribution fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost an investor more than paying other types of sales charges.

Revenue Sharing Payments — Security Investors, Rydex Distributors or their affiliates may, out of their own resources and at no additional cost to the Fund or shareholders, make payments to financial intermediaries (including payments to affiliates of Security Investors or Rydex Distributors). Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense tables of this prospectus. Such compensation may be paid to intermediaries for (without limitation) marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs. Revenue sharing may also be paid to intermediaries that provide services to the Fund or to shareholders, including (without limitation) shareholder servicing, sub-administration or sub transfer agency services. The compensation received by such intermediaries via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the statement of additional information. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Fund.

SELLING SHARES

A shareholder may sell (or “redeem”) shares at any time through his or her authorized financial intermediary or directly through the Fund’s transfer agent. Investors who invest in the Fund through employee benefit plans, managed accounts, wrap programs, or 529 college savings plan accounts should refer to their plan/account/program documents for information on how to redeem shares of the Fund. Shares will be redeemed at the NAV next determined after the order is received in good order by the Fund’s transfer agent or an authorized financial intermediary, less any applicable deferred sales charge. Orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by the Fund at the same time that the corresponding orders are received in proper form by the fund of funds. The Fund’s NAV is generally calculated as of the close of trading on each day the NYSE is open (usually 4:00 p.m. Eastern Standard Time). Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

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When redeeming recently purchased shares, if the Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 10 business days. The Fund has reserved the right to redeem in kind, which would result in a shareholder receiving redemption proceeds in liquid securities with a market value equal to the redemption price. A shareholder receiving an in kind redemption would be at risk that the value of the securities would decline in value prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred. For more information, please see the Fund’s statement of additional information.

Distributions from 403(b) accounts may require employer or plan administrator approval.  Please see the 403(b)(7) Distribution form found in the Customer Service section of www.rydex-sgi.com.

By Mail — To sell shares by mail, send a letter of instruction that includes:

•	Account number

•	The name and signature of the account owner(s)

•	The name of the Fund

•	The dollar amount or number of shares to sell

•	Where to send the proceeds

•	A signature guarantee if the proceeds will be sent to a payee or address that is not currently on file

If requesting a redemption from your retirement account please complete the appropriate distribution form available within the Customer Service section of the website www.rydex-sgi.com

A signature guarantee helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.

Mail your request to:

Rydex Fund Services, LLC P.O. Box 750525 Topeka, KS 66675-0525

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex | SGI written authorization to allow you to make redemptions from the account.

By Telephone — If you selected this option on your account application, you may make redemptions from your account by calling 1-800-820-0888 on weekdays (except holidays) between 8:30 a.m. and 5:30p.m. Eastern Standard Time. You may not close your account by telephone or redeem shares for which a certificate has been issued. Shareholders may not redeem shares held in a retirement account by telephone; please visit the Customer Service site within www.rydex-sgi.com to obtain a distribution form.

By Broker — You may redeem your shares through your authorized financial intermediary. Such intermediaries may charge a commission upon the redemption of shares.

Payment of Redemption Proceeds — Payments may be made by check. Redemption proceeds will be paid and sent to the shareholder(s) of record at the address on our records generally within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption proceeds, Security Investors will, upon the shareholder’s request, send the redemption proceeds by express mail or send the proceeds by wire transfer to the shareholder’s bank account upon receipt of appropriate wire transfer instructions.

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In addition, redemption proceeds can be sent by ACH (Automated Clearing House), free of charge, to the shareholder’s bank account.

The Fund may suspend the right of redemption during any period when trading on the NYSE is restricted, or the NYSE is closed for a reason other than a weekend or a holiday, or any emergency is deemed to exist by the SEC.

An annual maintenance fee of $15 will be charged on the following retirement plans:  IRA, SEP, Roth IRA, 403(b), Simple, Coverdell ESA, and Rydex | SGI prototype money purchase and profit sharing plan accounts.  You may pay the annual fee at any time during the calendar year by sending Rydex | SGI a check.  If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.  If you liquidate your account during the year any unpaid annual maintenance fee will be deducted at that time.

An account closing fee of $15 will be charged upon the liquidation of the following retirement accounts:  IRA, SEP, Roth IRA, 403(b), Simple, Coverdell ESA.

Low Balance Accounts — To offset the administrative expense of servicing small accounts, the Fund may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Fund may redeem your shares if the value of your account falls below the required minimum account balance. However, the Fund will provide you with at least 30 days’ written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

Transactions Over Telephone Internet — Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its transfer agent, are responsible for internet transactions that are not received. During periods of unusually high market activity or other times, it may be difficult to reach Rydex | SGI by telephone or access our internet site. Rydex | SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex | SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex | SGI by your regular medium, consider sending written instructions.

DIVIDENDS AND TAXES

The Fund declares dividends from its investment income monthly. The Fund pays its shareholders dividends from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct Security Investors otherwise. There are no fees or sales charges on reinvestments.

Tax on Distributions — The Fund intends to qualify to pay exempt-interest dividends that are generally not subject to federal tax.  However, such dividends are generally subject to applicable state and local taxes.  A portion of such exempt-interest dividends may also be included in determining the amount of alternative minimum tax for those taxpayers subject to such tax.

The amount of exempt-interest dividends payable by the Fund will generally be the amount of gross tax exempt interest reduced by expenses, including expenses of any borrowing and reverse repurchase agreements.

Fund dividends and distributions that are not reported as exempt-interest dividends, are taxable to shareholders (unless your investment is in an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash. Any distributions designated by the Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.

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In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.

Tax-deferred retirement accounts generally do not generate a tax liability unless you are taking a distribution or making a withdrawal.  An investment in the Fund is generally not appropriate for tax-deferred retirement accounts since they do not benefit from the exemption of tax in exempt-interest dividends and distributions from such accounts are generally taxed as ordinary income

The Fund will mail you information concerning the tax status of the distributions for each calendar year early the following year.

Taxes on Sales, Redemptions or Exchanges — You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares for a year or less, at the time of the sale, redemption or exchange.

If your tax basis in your shares exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any losses realized on the redemption, sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

Back-up Withholding — The Fund may be required to withhold federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2012) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Back-up withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Foreign Shareholders — Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund, as discussed in more detail in the statement of additional information.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the statement of additional information for additional tax information.

FINANCIAL HIGHLIGHTS

Because the New Shares of Rydex | SGI Fund are newly offered, there is no financial information available for the New Shares as of the date of this Proxy Statement/Prospectus.  The financial highlights for Rydex | SGI Fund will reflect the historical financial highlights of TYW. Upon the completion of the Reorganization, the Class A shares of Rydex | SGI Fund will assume the performance, financial and other historical information of the common shares of TYW.  The financial highlights of TYW are provided in Appendix V.

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ADDITIONAL INFORMATION ABOUT TYW

PER SHARE PRICE DATA

The table sets forth the high and low sales prices for Common Shares of TYW on the NYSE for each full quarterly period within the two most recent fiscal years and each full fiscal quarter since the beginning of the current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

QUARTERLY PERIOD ENDING	HIGH PRICE	NET ASSET VALUE	PREMIUM (DISCOUNT)	LOW PRICE	NET ASSET VALUE	PREMIUM (DISCOUNT)
9/30/2011	$11.18	$11.55	-3.20%	$10.65	$11.21	-5.00%
6/30/2011	$11.62	$12.07	-3.73%	$10.99	$11.74	-6.39%
3/31/2011	$11.33	$11.89	-4.71%	$10.55	$11.41	-7.54%
12/30/2010	$11.36	$12.15	-6.50%	$10.26	$11.26	-8.88%
9/30/2010	$11.00	$11.79	-6.70%	$9.66	$10.58	-8.70%
6/30/2010	$10.53	$11.57	-8.99%	$9.53	$10.56	-9.75%
3/31/2010	$10.34	$11.35	-8.90%	$9.36	$10.89	-14.05%
12/31/2009	$9.72	$10.86	-10.50%	$9.19	$10.61	-13.38%
9/30/2009	$9.72	$10.93	-11.07%	$7.60	$8.96	-15.18%
6/30/2009	$8.35	$9.42	-11.36%	$6.85	$7.98	-14.16%
3/31/2009	$7.95	$8.96	-11.27%	$5.34	$7.15	-25.31%

TYW’s Common Shares have historically traded at a discount to their net asset value. As of October 19, 2011, TYW’s net asset value was $11.58 per Common Share, and the closing price of its Common Shares on the NYSE was $11.25 per Common Share (reflecting a 2.85% discount). Recently TYW’s market discount has narrowed. GFIA believes that this is attributable to market activity following the announcement of the proposed Reorganization. Should the Reorganization not occur, the discount at which TYW’s Common Shares have tended to trade may return to more typical levels. The discount level of TYW Common Shares at the time of the Reorganization cannot be predicted.

DESCRIPTION OF SHARES

TYW is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of February 12, 2004. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share. Each Common Share has one vote and is fully paid and non-assessable, except as provided in the Declaration of Trust. The Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (“Preferred Shares”), having a par value of $.01 per share, in one or more series, with rights as determined by the TYW Board, by action of the TYW Board without the approval of the holders of Common Shares.

Holders of Common Shares are entitled to share equally in dividends declared by the TYW Board payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the TYW trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding AMPS or other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under “Description of TYW AMPS – Voting Rights” on Appendix VI.

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Shareholders are entitled to one vote for each share held. The Common Shares, AMPS and any other Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Common Shares, AMPS and any other Preferred Shares voting for the election of TYW trustees can elect all of the trustees standing for election by such holders, and, in such event, the holders of the remaining Common Shares, AMPS and any other Preferred Shares will not be able to elect any of such Trustees.

So long as any AMPS or any other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See “Description of TYW AMPS – Dividends and Rate Periods – Restrictions on Dividends and Other Payments.”

Preferred Shares. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive rights to purchase any AMPS or any other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the AMPS will equal its original purchase price per share plus accumulated dividends per share.  For more information regarding the AMPS, see “Description of TYW AMPS” on Appendix VI hereto.

OTHER INFORMATION

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

The TYW Board has fixed the close of business on September 16, 2011 as the Record Date for the determination of shareholders of TYW entitled to notice of, and to vote at, the Meeting. Shareholders of TYW as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by TYW for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter.  Votes withheld and abstentions will be counted as present for quorum purposes.  “Broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will not be counted as Shares present for quorum purposes with respect to such matters.  Assuming the presence of a quorum, votes withheld, abstentions and broker non-votes will have the same effect as a vote against the proposal to approve the Reorganization.

Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed Proxy Card in the postage-paid envelope provided or vote your proxy via telephone or the Internet pursuant to the instructions on the enclosed Proxy Card so your Shares will be represented at the Meeting. Information regarding how to vote via telephone or the Internet is included on the enclosed Proxy Card. The required control number for Internet and telephone voting is printed on the enclosed Proxy Card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the Proxy Card bearing the latest date. If you wish to attend the Meeting and vote in person, you will be able to do so.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED IN ACCORDANCE WITH THE TYW BOARD’S RECOMMENDATIONS.

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Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of TYW a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares. Under current interpretations of the New York Stock Exchange (the “NYSE”), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s Shares. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.

If you hold Shares in more than one account, you will receive a Proxy Card for each account. To ensure that all of your Shares are voted, please sign, date and return the Proxy Card for each account. To ensure shareholders have TYW’s latest proxy information and material to vote, the TYW Board may conduct additional mailings prior to the date of the Meeting, each of which will include a Proxy Card regardless of whether you have previously voted. Only your latest dated proxy card will be counted.

You may contact TYW’s proxy information line at 1-800-820-0888 with any questions about the Proxy Statement/Prospectus, or with questions about how to cast your vote or to obtain directions to the site of the Meeting.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement/Prospectus with its enclosures on or about October 26, 2011. TYW shareholders whose Shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of GFIA and its affiliates as well as dealers or its representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by TYW for such out-of-pocket expenses. TYW has retained The Altman Group to make telephone calls to shareholders to remind them to vote.  The Altman Group will be paid a project management fee as well as fees charged on a per call basis and certain other expenses. Management estimates that the telephone solicitation by The Altman Group will cost approximately $40,000, which will be borne by TYW and GFIA as discussed above in the section entitled, “Additional Information about the Reorganization – Expenses of the Reorganization.”

SHAREHOLDER INFORMATION

The TYW Board has fixed the close of business on September 16, 2011 as the Record Date for the determination of shareholders of TYW entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 15,407,000 Common Shares of TYW outstanding and 4,200 AMPS of TYW outstanding. As of the Record Date, the trustees and officers of TYW as a group owned less than 1% of the outstanding Shares of TYW.  As of the Record Date, no person was known by TYW to own beneficially or of record as much as 5% of the Shares of TYW except as set forth in Appendix VII.

As of the Record Date, no New Shares of Rydex | SGI Fund were issued or outstanding. Accordingly, as of the Record Date, the directors and officers of Rydex | SGI Fund as a group owned less than 1% of the outstanding New Shares of

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Rydex | SGI Fund and no person was known by Rydex | SGI Fund to own beneficially or of record as much as 5% of the New Shares of Rydex | SGI Fund.

OTHER MATTERS

The management of TYW knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

In the event a quorum is present at the Meeting but sufficient votes to approve the Reorganization are not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Meeting with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

/s/ Kevin M. Robinson Kevin M. Robinson Chief Executive Officer, TS&W / Claymore Tax-Advantaged Balanced Fund Lisle, Illinois October 24, 2011	/s/ Richard M. Goldman Richard M. Goldman President, Chairman of the Board of Directors, Security Income Fund Topeka, Kansas October 24, 2011

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Appendix I

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of  August 10, 2011 by and among (i) TS&W / Claymore Tax-Advantaged Balanced Fund, a Delaware statutory trust duly registered as a closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), with a principal place of business at 2455 Corporate West Drive, Lisle, Illinois 60532 (“Acquired Fund”), (ii) Security Income Fund, a Kansas corporation duly registered as an open-end management investment company under the 1940 Act (“Corporation”), with a principal place of business at One Security Benefit Place, Topeka, Kansas 66636, on behalf of the Rydex│SGI Municipal Fund, a series of the Corporation (“Acquiring Fund”), (iii) Security Investors, LLC, a Kansas limited liability company (“Security Investors”), (iv) Guggenheim Partners Asset Management, LLC, a Delaware limited liability company (“GPAM”) and (v) Guggenheim Funds Investment Advisors, LLC (“GFIA”).   The Acquiring Fund and the Acquired Fund may be referred to herein collectively as the “Funds” or each individually as a “Fund.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”).  The reorganization will comprise: (a) the transfer of the Acquired Assets (as defined in section 7 below) of the Acquired Fund to the Acquiring Fund solely in exchange for the Class A shares of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of the Acquired Fund’s Stated Liabilities (as defined in section 6 below); (b) the distribution of such Acquiring Fund Shares by the Acquired Fund as a liquidating distribution to the holders of record of common shares of beneficial interest of the Acquired Fund (“Acquired Fund Common Shares”) determined as of the Valuation Time on the Closing Date (“Acquired Fund Common Shareholders”) in complete liquidation and termination of the Acquired Fund; and (c) the dissolution of the Acquired Fund in accordance with applicable Delaware law.  On the Closing Date (as defined in Section 9), the Acquired Fund shall receive a number of full and fractional Acquiring Fund Shares having an aggregate net asset value equal to the value of the Acquired Assets of the Acquired Fund less the Stated Liabilities of the Acquired Fund at the Valuation Time (as defined in Section 7), which the Acquired Fund shall then distribute to Acquired Fund Common Shareholders in a liquidating distribution.  The foregoing transactions are referred to herein as the “Reorganization.”

The Board of Directors of the Corporation has determined, with respect to the Acquiring Fund, that the exchange of all of the Acquired Assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all Stated Liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquired Fund has determined, with respect to the Acquired Fund, that the exchange of all of the Acquired Assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all Stated Liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1.              REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND AND GFIA.  The Acquired Fund and GFIA jointly and severally represent and warrant to and agree with the Acquiring Fund that:

(a)              The Acquired Fund is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement.  It has or will have prior to the Closing Date all necessary federal, state, and local licenses, certificates, permits and other authorizations to carry on its business as now being conducted and to carry out this Agreement.   The Acquired Fund is duly registered and qualified to do business and is in good standing under the laws of each jurisdiction which requires such registration or qualification;

(b)              The Acquired Fund is a closed-end management investment company duly registered under the 1940 Act with such registration in full force and effect, and it is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)              The Prospectus of the Acquired Fund, dated April 27, 2004, as modified by any information provided to shareholders in a subsequent annual or semi-annual report of the Acquired Fund pursuant to Rule 8b-16(b) of the 1940 Act, copies of which have been furnished to the Acquiring Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d)              There are no material legal, administrative, or other proceedings or investigations of, or before any Court or governmental body, presently pending, or to the knowledge of the Acquired Fund, threatened against the Acquired Fund, which would be expected to adversely affect the Acquired Fund’s financial condition or the conduct of the Acquired Fund’s business.  The Acquired Fund, without any special investigation or inquiry, knows of no facts which might form the basis for the institution of such proceedings;

(e)              The Acquired Fund is not in, and the execution, delivery, and performance of this Agreement in accordance with its terms will not result in, a material violation of any provision of its Agreement and Declaration of Trust or By-Laws, or, to the knowledge of the Acquired Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound or result in the acceleration of any material obligation or the imposition of any material penalty under any agreement, judgment or decree to which the Acquired Fund is a party or is bound;

(f)              The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of the Acquired Fund at or for the year ended December 31, 2010, have been audited by Ernst & Young LLP, an independent registered public accounting firm, and have been furnished to the Acquiring Fund together with such unaudited financial statements and schedule of investments (including market values) at and for the six month period ended June 30, 2011.  Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Acquired Fund’s financial position as of such dates and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles in the United States consistently applied;

(g)              The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as owed by it on its statement of assets and liabilities as of June 30, 2011, and those incurred in the ordinary course of the Acquired Fund’s business as an investment company since June 30, 2011 as reflected in the statement of assets and liabilities as contemplated under Section 11;

(h)              The Acquired Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities related to operations, before the Closing Date;

(i)              Each of the registration statement on Form N-14, as so amended (the “N-14 Registration Statement”), as of the effective date and at all times subsequent thereto up to and including the Closing Date and the Combined Prospectus/Proxy Statement contained therein, as so amended or supplemented (the “Prospectus/Proxy Statement”), as of its date and at all times subsequent thereto up to and including the Closing Date, insofar as the N-14 Registration Statement and the Prospectus/Proxy Statement relates to the Acquired Fund, conforms and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of the Prospectus/Proxy Statement in light of the circumstances under which they were made; provided, however, that the representations and warranties of this subparagraph (i) shall not apply to statements in or omissions from the N-14 Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein. Any written information furnished by the Acquired Fund for use in the N-14 Registration Statement, Prospectus/Proxy Statement, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority, which may be necessary in connection with the Reorganization, as of the date of the Prospectus/Proxy Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading;

(j)              No consent, approval, authorization, or order of any court, governmental authority, stock exchange or the Financial Industry Regulatory Authority, Inc. (“FINRA”) is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (“1933 Act”), the Securities Exchange Act of 1934 Act (“1934 Act”), the 1940 Act, the rules and regulations of FINRA and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(k)              The Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of the Acquired Fund’s officers, are required to be filed by the Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)              The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all of its prior taxable years and intends to meet such requirements for its current taxable year;

(m)              All of the issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Delaware law (except as provided in the last sentence of Section 3.8 of the Declaration of Trust of the Acquired Fund), and have been offered for sale in conformity with all applicable federal and state securities laws.  All of the issued and outstanding shares of the Acquired Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Acquiring Fund in accordance with this Agreement;

(n)              As of both the Valuation Time (as defined in Section 7) and the Closing Date, the Acquired Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Acquired Fund to be transferred to the Acquiring Fund in accordance with the terms of this Agreement.  As of the Closing Date, subject only to the delivery of the Acquired Fund’s portfolio securities and any such other assets as contemplated by this Agreement, the Acquiring Fund will acquire the Acquired Fund’s portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course or that are disclosed to the Acquiring Fund) and without any restrictions upon the transfer thereof, provided, however, that the Acquiring Fund may acquire assets that are segregated or earmarked against the Acquired Fund’s derivative positions, including, without limitation, as collateral for swap positions or as margin for futures positions in accordance with the terms of such transactions and/or applicable interpretations of the staff of the Securities and Exchange Commission (the “SEC”), a schedule of which will be provided to Security Investors prior to the Closing Date;

(o)              The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary statutory trust action on the part of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to approval of the shareholders of the Acquired Fund, and subject to the qualification that the enforceability of the Acquiring Fund’s obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws (whether statutory or decisional) relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law);

(p)              The Acquired Fund is in material compliance with the conditions set forth in all exemptive orders, if any, granted by the Commission that are currently relied upon by the Acquired Fund; and

(q)              The Acquired Fund is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged and which the Acquired Fund deems adequate, all policies of insurance insuring the Acquired Fund or its business, assets, employees, officers and trustees, including the Acquired Fund’s trustees and officers errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the rules and regulations under the 1940 Act, are in full force and effect, the Acquired Fund is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Acquired Fund under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause, the Acquired Fund has not been refused any insurance coverage sought or applied for, and the Acquired Fund has no reason to believe that it will not be able to renew its existing insurance coverage and fidelity bond as and when such coverage and fidelity bond expires or to obtain similar coverage and fidelity bond from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Acquired Fund.

2.              REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND, SECURITY INVESTORS AND GPAM.  The Corporation, on behalf of the Acquiring Fund, Security Investors and GPAM jointly and severally represent and warrant to and agree with the Acquired Fund that:

(a)              The Acquiring Fund is a series of the Corporation, a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement.  It has or will have prior to the Closing Date all necessary federal, state, and local licenses, certificates, permits and other authorizations to carry on its business as described in the N-14 Registration Statement and the Prospectus/Proxy Statement and to carry out this Agreement;

(b)              The Corporation is duly registered and qualified to do business and is in good standing under the laws of each jurisdiction which requires such registration or qualification; and, prior to the Closing Date, the Acquiring Fund has not and shall not have engaged in any business activities other than such activities as are directly related to organization of the Acquiring Fund in anticipation of the Reorganization, and any other transactions contemplated hereby;

(c)              The Corporation is an open-end, management investment company duly registered under the 1940 Act with such registration is in full force and effect, and the Acquiring Fund is a newly-organized series portfolio of the Corporation; and the Corporation and the Acquiring Fund shall be in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(d)              Prior to the Closing Date, the Corporation shall have on file with the SEC an effective Prospectus and Statement of Additional Information for the Acquiring Fund (the “Acquiring Fund Disclosure Documents”) contemplating that the Acquiring Fund shall be managed as an open-end fund, and the Acquiring Fund Disclosure Documents shall conform, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made;

(e)              There are no material legal, administrative, or other proceedings pending or, to the knowledge of the Corporation, threatened against the Acquiring Fund which would be expected to adversely affect the Acquiring Fund’s financial condition or conduct of the Acquiring Fund’s business. The Corporation, without any special investigation or inquiry, knows of no facts which might form the basis for the institution of such proceedings;

(f)              The Corporation is not in, and the execution, delivery, and performance of this Agreement in accordance with its terms will not result in, a material violation of any provision of its Articles of Incorporation (or any Supplement thereto or amendment thereof) or By-Laws, or, to the knowledge of the Corporation, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Corporation is a party or by which the Corporation is bound or result in the acceleration of any material obligation or the imposition of any material penalty under any agreement, judgment, or decree to which the Corporation is a party or is bound;

(g)              The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those incurred in the ordinary course of the Acquiring Fund’s business as an investment company;

(h)              No consent, approval, authorization, or order of any court, governmental authority, stock exchange or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained, or as may be contemplated hereby, under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations of FINRA and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(i)              The Corporation has filed or will file all federal and state tax returns which, to the knowledge of the Corporation’s officers, are required to be filed by the Corporation and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)              The Corporation will elect for the Acquiring Fund to be treated as a “regulated investment company” under Subchapter M of the Code and intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its taxable year ending on December 31, 2011;

(k)              As of the Closing Date, the Acquiring Fund Shares to be issued to the Acquired Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable as a matter of Kansas law, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(l)              The execution, performance, and delivery of this Agreement has been and the execution, performance and delivery of the Investment Advisory Agreement between the Acquiring Fund and Security Investors (the “Advisory Agreement”), the Investment Sub-Advisory Agreement among the Acquiring Fund, Security Investors and GPAM (the “Sub-Advisory Agreement”), the Distribution Agreement between the Acquiring Fund and Rydex Distributors (the “Distribution Agreement”), the Custody Agreement between the Acquiring Fund and UMB Bank, N.A. (the “Custody Agreement”), the Transfer Agency Agreement between the Acquiring Fund and Rydex Fund Services, LLC (the “Transfer Agency Agreement”), the Accounting and Administration Agreements between the Acquiring Fund and Security Investors (the “Accounting and Administration Agreements”) and other material agreements of the Acquiring Fund, each as they relate to the Acquiring Fund (collectively, the “Acquiring Fund Agreements”) will be, upon consummation of the Reorganization, duly authorized by all necessary action on the part of the Corporation, this Agreement has been and each Acquiring Fund Agreement will be duly executed and delivered by the Corporation on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Corporation enforceable in accordance with its terms, subject to the qualification that the enforceability of the Corporation’s and Acquiring Fund’s obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws (whether statutory or decisional) relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law);

(m)              This Agreement complies and each Acquiring Fund Agreement will comply in all material respects with all applicable provisions of the 1933 Act, 1934 Act, 1940 Act, the Advisers Act and the rules and regulations thereunder and the rules and regulations of FINRA;

(n)              Prior to the Closing Date, the board of directors of the Corporation, on behalf of the Acquiring Fund, will approve the Advisory Agreement, the Sub-Advisory and the Distribution Agreement and shareholders of the Acquiring Fund will approve the Advisory Agreement and the Sub-Advisory Agreement, the Distribution Agreement, the Distribution (12b-1) Plan, Service Plan and 18f-3 Multi-Class Plan in accordance with the requirements of the 1940 Act and the rules and regulations thereunder;

(o)              The N-14 Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, and the Prospectus/Proxy Statement, as of its date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of the Prospectus/Proxy Statement, in light of the circumstances under which they were made;

except that no representations and warranties in this sub-paragraph (o) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund or its investment adviser or sub-advisers furnished by the Acquired Fund or its investment adviser or sub-advisers.  Any written information furnished by the Acquiring Fund for use in the N-14 Registration Statement and the Prospectus/Proxy Statement or any other materials provided in connection with the Reorganization, as of the date of the Prospectus/Proxy Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading;

(p)              The issuance of the Acquiring Fund Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws;

(q)              All of the issued and outstanding shares of the Acquiring Fund have been offered for sale and sold in conformity with the federal and state securities laws;

(r)              The Acquiring Fund is in material compliance with the conditions set forth in all exemptive orders, if any, granted by the Commission that are currently relied upon by the Acquiring Fund;

(s)              The Acquiring Fund has no unamortized or unpaid organizational fees or expenses;

(t)              The Acquiring Fund is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged and which the Acquiring Fund deems adequate, all policies of insurance insuring the Acquiring Fund or its business, assets, employees, officers and trustees, including the Acquiring Fund’s trustees and officers errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the rules and regulations under the 1940 Act, are in full force and effect, the Acquiring Fund is in compliance with the terms of such policy and fidelity bond in all material respects, and there are no claims by the Acquiring Fund under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause, the Acquiring Fund has not been refused any insurance coverage sought or applied for, and the Acquiring Fund has no reason to believe that it will not be able to renew its existing insurance coverage and fidelity bond as and when such coverage and fidelity bond expires or to obtain similar coverage and fidelity bond from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Acquiring Fund; and

(u)              There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Acquiring Fund of the Acquiring Fund Shares.

3.              REPRESENTATIONS AND WARRANTIES OF SECURITY INVESTORS. Security Investors represents and warrants to the Acquired Fund:

(a)              Security Investors is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Kansas, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement.  It has or will have prior to the Closing Date all necessary federal, state, and local licenses, certificates, permits and other authorizations to carry on its business as described in the N-14 Registration Statement and the Prospectus/Proxy Statement and to carry out this Agreement;

(b)              Security Investors is duly registered as an investment adviser under the Advisers Act and Security Investors is not prohibited by the Advisers Act, the 1940 Act, and the rules and regulations thereunder from acting under the Advisory Agreement as contemplated by the N-14 Registration Statement and the Prospectus/Proxy Statement;

(c)              There are no material legal, administrative, or other proceedings pending or, to the knowledge of Security Investors, threatened against Security Investors which would reasonably be expected to materially and adversely affect its financial condition or the conduct of its business.  Security Investors, without any special investigation or inquiry, knows of no facts which might form the bona fide basis for the institution of such proceedings;

(d)              Security Investors is not in, and the execution, delivery, and performance of this Agreement in accordance with its terms will not result in, a material violation of any provision of its Certification of Formation (or any Supplement thereto or amendment thereof), Operating Agreement or By-Laws, or, to the knowledge of Security Investors, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Security Investors is a party or by which Security Investors is bound or result in the acceleration of any material obligation or the imposition of any material penalty under any agreement, judgment, or decree to which Security Investors is a party or is bound;

(e)              No consent, approval, authorization, or order of any court, governmental authority, stock exchange or FINRA is required for the consummation by Security Investors of the transactions contemplated by this Agreement, except such as have been obtained, or as may be contemplated hereby, under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations of FINRA and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(f)              The execution, performance, and delivery of this Agreement has been and the execution, performance, and delivery of each of the Advisory Agreement and the Sub-Advisory Agreement will be, prior to the Closing Date, duly authorized by all necessary action on the part of Security Investors, this Agreement has been and each of the Advisory Agreement and the Sub-Advisory Agreement will be, prior to the Closing Date, duly executed and delivered by Security Investors, and this Agreement constitutes and each of the Advisory Agreement and the Sub-Advisory Agreement will constitute a valid and binding obligation of Security Investors enforceable in accordance with its terms;

(g)              This Agreement complies and each of the Advisory Agreement and the Sub-Advisory Agreement will comply in all material respects with all applicable provisions of the Advisers Act and the 1940 Act and the rules and regulations thereunder;

(h)              Security Investors has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the N-14 Registration Statement and the Prospectus/Proxy Statement and under this Agreement, the Advisory Agreement and the Sub-Advisory Agreement;

(i)               The N-14 Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, and the Prospectus/Proxy Statement, as of its date and at all times subsequent thereto up to and including the Closing Date, with respect to the description of Security Investors and its business and the statements attributable to Security Investors contained in the N-14 Registration Statement or the Prospectus/Proxy Statement, conforms and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of the Prospectus/Proxy Statement, in light of the circumstances under which they were made.  Any written information furnished by Security Investors with respect to Security Investors for use in the N-14 Registration Statement and the Prospectus/Proxy Statement or any other materials provided in connection with the Reorganization, as of the date of the Prospectus/Proxy Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading; and

(j)               As of the Closing Date, there will not have been any material adverse change in Security Investor’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, since the date of this Agreement, the effective date of the N-14 Registration Statement or the date of the Prospectus/Proxy Statement.

4.                 REPRESENTATIONS AND WARRANTIES OF GPAM.  GPAM represents and warrants to the Acquired Fund:

(a)               GPAM is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement.  It has or will have prior to the Closing Date all necessary federal, state, and local licenses, certificates, permits and other authorizations to carry on its business as described in the N-14 Registration Statement and the Prospectus/Proxy Statement and to carry out this Agreement;

(b)              GPAM is duly registered as an investment adviser under the Advisers Act and GPAM is not prohibited by the Advisers Act, the 1940 Act, and the rules and regulations thereunder from acting under the Sub-Advisory Agreement as contemplated by the N-14 Registration Statement and the Prospectus/Proxy Statement;

(c)              There are no material legal, administrative, or other proceedings pending or, to the knowledge of GPAM, threatened against GPAM which would reasonably be expected to materially and adversely affect its financial condition or the conduct of its business.  GPAM, without any special investigation or inquiry, knows of no facts which might form the bona fide basis for the institution of such proceedings;

(d)              GPAM is not in, and the execution, delivery, and performance of this Agreement in accordance with its terms will not result in, a material violation of any provision of its Certification of Formation (or any Supplement thereto or amendment thereof), Operating Agreement or By-Laws, or, to the knowledge of GPAM, of any agreement, indenture, instrument, contract, lease, or other undertaking to which GPAM is a party or by which GPAM is bound or result in the acceleration of any material obligation or the imposition of any material penalty under any agreement, judgment, or decree to which GPAM is a party or is bound;

(e)              No consent, approval, authorization, or order of any court, governmental authority, stock exchange or FINRA is required for the consummation by GPAM of the transactions contemplated by this Agreement, except such as have been obtained, or as may be contemplated hereby, under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations of FINRA and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(f)              The execution, performance, and delivery of this Agreement has been and the execution, performance, and delivery of the Sub-Advisory Agreement will be, prior to the Closing Date, duly authorized by all necessary action on the part of GPAM; this Agreement has been and the Sub-Advisory Agreement will be, prior to the Closing Date, duly executed and delivered by GPAM; and this Agreement constitutes and the Sub-Advisory Agreement will constitute a valid and binding obligation of GPAM enforceable in accordance with its terms;

(g)              This Agreement complies and the Sub-Advisory will comply in all material respects with all applicable provisions of the Advisers Act and the 1940 Act and the rules and regulations thereunder;

(h)              GPAM has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the N-14 Registration Statement and the Prospectus/Proxy Statement and under this Agreement and the Sub-Advisory Agreement;

(i)                The N-14 Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, and the Prospectus/Proxy Statement, as of its date and at all times subsequent thereto up to and including the Closing Date, with respect to the description of GPAM and its business and the statements attributable to GPAM contained in the N-14 Registration Statement or the Prospectus/Proxy Statement, conforms and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of the Prospectus/Proxy Statement, in light of the circumstances under which they were made.  Any written information furnished by GPAM with respect to GPAM for use in the N-14 Registration Statement and the Prospectus/Proxy Statement or any other materials provided in connection with the Reorganization, as of the date of the Prospectus/Proxy Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading; and

(j)              As of the Closing Date, there will not have been any material adverse change in GPAM’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, since the date of this Agreement, the effective date of the N-14 Registration Statement or the date of the Prospectus/Proxy Statement.

5.              REPRESENTATIONS AND WARRANTIES OF GFIA.  GFIA represents and warrants to the Acquiring Fund and the Acquired Fund:

(a)              GFIA is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement.  It has or will have prior to the Closing Date all necessary federal, state, and local licenses, certificates, permits and other authorizations to carry on its business as described in the N-14 Registration Statement and the Prospectus/Proxy Statement and to carry out this Agreement;

(b)              GFIA is duly registered as an investment adviser under the Advisers Act and GFIA is not prohibited by the Advisers Act, the 1940 Act, and the rules and regulations thereunder from acting under the Advisory Agreement as contemplated by the N-14 Registration Statement and the Prospectus/Proxy Statement;

(c)              There are no material legal, administrative, or other proceedings pending or, to the knowledge of GFIA, threatened against GFIA which would reasonably be expected to materially and adversely affect its financial condition or the conduct of its business.  GFIA, without any special investigation or inquiry, knows of no facts which might form the bona fide basis for the institution of such proceedings;

(d)              GFIA is not in, and the execution, delivery, and performance of this Agreement in accordance with its terms will not result in, a material violation of any provision of its Certification of Formation (or any Supplement thereto or amendment thereof), Operating Agreement or By-Laws, or, to the knowledge of GFIA, of any agreement, indenture, instrument, contract, lease, or other undertaking to which GFIA is a party or by which GFIA is bound or result in the acceleration of any material obligation or the imposition of any material penalty under any agreement, judgment, or decree to which GFIA is a party or is bound;

(e)              No consent, approval, authorization, or order of any court, governmental authority, stock exchange or FINRA is required for the consummation by GFIA of the transactions contemplated by this Agreement, except such as have been obtained, or as may be contemplated hereby, under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations of FINRA and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(f)              The execution, performance, and delivery of this Agreement as well as the advisory, sub-advisory and other materials agreements of the Acquired Fund to which GFIA is a party have been duly authorized by all necessary action on the part of GFIA; this Agreement has been duly executed and delivered by GFIA; and this Agreement constitutes a valid and binding obligation of GFIA enforceable in accordance with its terms, subject to the qualification that the enforceability of the GFIA’s obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws (whether statutory or decisional) relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law);

(g)              This Agreement and the advisory and sub-advisory agreements of the Acquired Fund comply in all material respects with all applicable provisions of the Advisers Act and the 1940 Act and the rules and regulations thereunder;

(h)              GFIA has the financial resources available to it for the performance of its obligations to the Acquired Fund and its trustees, as contemplated in the N-14 Registration Statement and the Prospectus/Proxy Statement and under this Agreement (including Sections 8 and 15), and the advisory and sub-advisory agreements of the Acquired Fund;

(i)                The N-14 Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, and the Prospectus/Proxy Statement, as of its date and at all times subsequent thereto up to and including the Closing Date, with respect to the description of GFIA and its business and the statements attributable to

GFIA contained in the N-14 Registration Statement or the Prospectus/Proxy Statement, conforms and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of the Prospectus/Proxy Statement, in light of the circumstances under which they were made.  Any written information furnished by GFIA with respect to GFIA for use in the N-14 Registration Statement and the Prospectus/Proxy Statement or any other materials provided in connection with the Reorganization, as of the date of the Prospectus/Proxy Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading; and

(j)               As of the Closing Date, there will not have been any material adverse change in GFIA’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, since the date of this Agreement, the effective date of the N-14 Registration Statement or the date of the Prospectus/Proxy Statement.

6.                REORGANIZATION.

(a)               Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein, the Acquired Fund agrees to assign, sell, convey, transfer, and deliver to the Acquiring Fund as of the Closing Date all of the assets of the Acquired Fund of every kind and nature existing on the Closing Date (the assets of the Acquired Fund to be acquired by the Acquiring Fund are referred to herein as the “Acquired Assets”).  The Acquiring Fund agrees in exchange therefor: (i) to assume all of the Acquired Fund’s Stated Liabilities existing on the Closing Date, and (ii) to issue and deliver to the Acquired Fund a number of full and fractional Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Acquired Fund less the Stated Liabilities of the Acquired Fund, determined as provided for under Section 7.

(b)              The Acquired Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, chooses in action, and other property owned by the Acquired Fund, and any deferred or prepaid expenses (other than deferred organizational expenses) shown as an asset on the books of the Acquired Fund on the Closing Date.  The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Acquiring Fund hereunder, and the Acquiring Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c)              The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Acquired Fund set forth in Acquired Fund’s statement of assets and liabilities as of the Closing Date delivered by the Acquired Fund to the Acquiring Fund pursuant to Section 11(e) (“Stated Liabilities”), and shall not assume any other debts, liabilities or obligations of the Acquired Fund.

(d)              Pursuant to this Agreement, as of or as soon after the Closing Date as is conveniently practicable, the Acquired Fund will distribute to Acquired Fund Common Shareholders, the Acquiring Fund Shares in complete liquidation of the Acquired Fund.  Such distribution shall be accomplished by the Acquiring Fund’s transfer agent opening accounts on the Acquiring Fund’s share transfer to books in the names of the Acquired Fund shareholders and transferring the Acquiring Fund Shares thereto.  Each Acquired Fund shareholder’s account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that shareholder.  All outstanding Acquired Fund shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Fund’s share transfer records.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.

(e)              Any reporting responsibility of the Acquired Fund is and shall remain its responsibility up to and including the date on which it is terminated.

7.               VALUATION.

(a)              The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (“Valuation Time”).

(b)              As of the Closing Date, the Acquiring Fund will deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the value of the assets of the Acquired Fund transferred hereunder less the Stated Liabilities of the Acquired Fund, determined as provided in this Section 7.

(c)              The net asset value per share of the Acquiring Fund to be delivered to the Acquired Fund, the value of the assets of the Acquired Fund transferred hereunder, and the value of the Stated Liabilities of the Acquired Fund to be assumed hereunder, shall, in each case, be determined as of the Valuation Time.

(d)              All computations pursuant to this Section 7 shall be made by or under the direction of Security Investors, in accordance with the Acquiring Fund’s valuation procedures, as approved by the board of directors of the Corporation and set forth in the Acquiring Fund Disclosure Documents, copies of such procedures having been delivered to the Acquired Fund prior to the Closing Date, except as may be otherwise agreed upon by the Funds.

8.               FEES; EXPENSES.

(a)              GFIA shall incur on behalf of the Acquired Fund and the Acquiring Fund all usual and customary expenses, fees and other charges in connection with the Reorganization, whether or not consummated.  Expenses of the Reorganization shall include, but not be limited to: fees and expenses of legal counsel to the Acquired Fund and the Acquiring Fund and independent counsel to the independent trustees of the Acquired Fund and the Acquiring Fund related to the deliberations of the board of directors or trustees, as the case may be, of each of the Acquired Fund and the Acquiring Fund of the transactions contemplated by this Agreement (but not of alternative transactions or potential proxy contests contemplated by such boards); the preparation of the N-14 Registration Statement and Prospectus/Proxy Statement for the Reorganization; printing and mailing costs associated with the solicitation of Acquired Fund shareholders in connection with the Reorganization; the work of auditors of the Acquired Fund and the Acquiring Fund related to the Reorganization; the fees and expenses of any proxy solicitation firm hired in connection with the solicitation of Acquired Fund shareholders with respect to the Reorganization; and costs associated with the winding down of the operations and terminating the existence of the Acquired Fund following the Closing.  Not withstanding the foregoing, the Acquired Fund shall incur the costs associated with the purchase of any tail insurance for the trustees of the Acquired Fund (“Tail Insurance”).  Upon Closing, the Acquired Fund shall reimburse GFIA an amount previously accrued equal to the lesser of (i) the costs incurred by GFIA on behalf of the Acquired Fund and the Acquiring Fund in connection with the Reorganization and (ii) $260,000 less the costs of Tail Insurance.  Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

(b)              Notwithstanding the foregoing, extraordinary expenses in connection with the Reorganization incurred by the Acquired Fund that may arise prior to the Closing, such as litigation expenses or proxy contest expenses, shall be borne by the Acquired Fund unless otherwise agreed upon by GFIA and the Acquired Fund at such time.  In addition, the cost of realigning the Acquired Fund's portfolio as described the N-14 Registration Statement will be borne by the Acquired Fund and the Acquiring Fund.

(c)              Except as otherwise noted herein, the Acquiring Fund, the Acquired Fund, and shareholders of the Acquired Fund will each pay their respective expenses, if any, incurred in connection with the Reorganization and in connection with the consideration of alternative transactions to the Reorganization, including alternative reorganizations, liquidations or proxy contests.  If the Reorganization is not consummated, the Acquired Fund will not be responsible for any expenses referred to in Section 8(a) of this Agreement, other than the cost of purchasing Tail Insurance.  Any portfolio transaction expenses incurred in the purchase and sale of securities in connection with the transactions contemplated by this Agreement which may be attributable to a Fund will be borne by the applicable Fund.

(d)              Each of the Acquiring Fund and the Acquired Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.               CLOSING DATE.

(a)              The Reorganization, together with related acts necessary to consummate the same (“Closing”), unless otherwise provided herein, shall occur at the office of Securities Investors, LLC at Four Irvington Centre, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, on a date determined by both the Board of Trustees of the Acquired Fund and the Board of Directors of the Corporation, or at some other time and place agreed to by the Acquired Fund and the Corporation on behalf of the Acquiring Fund (“Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time.

(b)              In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Acquired Fund and the NAV per share of the Acquiring Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

(c)              In the event that, prior to the Closing Date, either the Board of Trustees of the Acquired Fund or the Board of Directors of the Acquiring Fund determine in their sole discretion that it is either impracticable or inadvisable to consummate the Reorganization on the Closing Date due to adverse market developments or any other unforeseeable events, the parties may determine to delay the Closing Date to such time as shall be mutually agreed by the parties hereto or to terminate this Agreement in its entirety in accordance with the provisions of Section 16 hereof.

10.	SHAREHOLDERS MEETING AND TERMINATION OF THE ACQUIRED FUND.

(a)              The Acquired Fund agrees to call a meeting of its shareholders, to consider and act upon this Agreement and to take all other actions necessary to submit the transactions contemplated herein to its shareholders for approval.

(b)              The Acquired Fund agrees that as soon as reasonably practicable after distribution of the Acquiring Fund Shares, the Acquired Fund shall be terminated and dissolved pursuant to applicable Delaware law and its Agreement and Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Acquired Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.

11.              CONDITIONS TO OBLIGATIONS OF THE CORPORATION. The obligations of the Corporation to consummate the transactions provided for herein shall be subject, at the Corporation’s election, to the following conditions:

(a)              That all representations and warranties of the Acquired Fund and GFIA contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Valuation Time and the Closing Date, with the same force and effect as if made on and as of the Valuation Time and the Closing Date;

(b)              That the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Valuation Time and the Closing Date;

(c)              That the Acquired Fund furnishes to the Corporation a statement, dated as of the Closing Date, signed by an officer of the Acquired Fund, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects and that the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(d)              That the Acquired Fund furnishes the Corporation with copies of the resolutions, certified by an officer of the Acquired Fund, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of the Acquired Fund;

(e)              That the Acquired Fund shall deliver to the Corporation at the Closing Date a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security’s adjusted tax basis and holding period by lot, with values determined as provided in Section 7 of this Agreement, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its Treasurer or Assistant Treasurer;

(f)              That the Acquired Fund’s custodian shall deliver to the Corporation a certificate identifying the Acquired Assets of the Acquired Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the Acquired Assets held by the custodian will be transferred to the Acquiring Fund; (ii) the Acquired Assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian’s knowledge, all necessary taxes in conjunction with the delivery of the Acquired Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

(g)              That the Acquired Fund’s transfer agent shall deliver to the Corporation at the Closing a certificate setting forth the number of Acquired Fund Common Shares outstanding as of the Valuation Time and the name and address of each Acquired Fund Common Shareholder and the number of Acquired Fund Common Shares held of record by each such Acquired Fund Common Shareholder;

(h)              That the Acquired Fund delivers to the Corporation a certificate of an officer of the Acquired Fund, dated as of the Closing Date, that there has been no material change in the Acquired Fund’s financial position since June 30, 2011, other than changes in the market value of its portfolio securities, changes due to dividends paid, or losses from operations and changes related to the redemption of the Acquiring Fund’s auction market preferred shares; and

(i)              That all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold by the Acquired Fund in conformity with all applicable federal and state securities laws and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Corporation or its agents shall have revealed otherwise, the Acquired Fund shall have taken all actions that in the opinion of the Corporation, on behalf of the Acquiring Fund, are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws.

12.              CONDITIONS TO OBLIGATIONS OF ACQUIRED FUND.  The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

(a)              That all representations and warranties of the Corporation, Security Investors and GPAM contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Valuation Time and the Closing Date, with the same force and effect as if made on and as of the Valuation Time and the Closing Date;

(b)              That the Corporation, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Corporation, on behalf of the Acquiring Fund, on or before the Valuation Time and the Closing Date;

(c)              That the Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with the terms of this Agreement;

(d)              That the Corporation, on behalf of the Acquiring Fund assumes all of the Stated Liabilities of the Acquired Fund existing at the Valuation Time;

(e)              That the Corporation, on behalf of the Acquiring Fund, furnishes to the Acquired Fund a statement, dated as of the Closing Date, signed by an officer of the Corporation, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Corporation, on behalf of the Acquiring Fund, made in this Agreement and true and correct in all material respects, and the Corporation, on behalf of the Acquiring Fund, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

13.              CONDITIONS TO OBLIGATIONS OF THE CORPORATION AND ACQUIRED FUND.  The obligations of the Corporation and the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Corporation’s and the Acquired Fund’s election, to the following conditions:

(a)              That the transactions contemplated by this Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund;

(b)              That on or before the Closing Date, the SEC shall have declared effective the Acquiring Fund Disclosure Documents and the Prospectus/Proxy Statement, and that no stop order suspending the effectiveness thereof shall have been issued, and that to the best knowledge of the Corporation or the Acquired Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

(c)              That neither the Trustees of the Acquired Fund nor the Directors of the Corporation shall not have made and not withdrawn a determination that the Reorganization is either impracticable or inadvisable due to adverse market developments or other events, as described in Section 9(c) hereof;

(d)              That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including “no action” positions of such federal or state authorities) deemed necessary by the Corporation, on behalf of the Acquiring Fund, or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

(e)              That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and the Acquired Fund;

(f)              That each of the Corporation and the Acquired Fund shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel;

(g)              That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement or the parties thereto; and

(h)              That Dechert LLP shall deliver an opinion addressed to the Corporation and the Acquired Fund substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes within the meaning of Section 368(a)(1)(F) of the Code.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Acquired Fund and the Corporation. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this subparagraph.

14.              COVENANTS OF THE ACQUIRING FUND AND ACQUIRED FUND.

(a)              The Acquired Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions, provided that, prior to the Closing Date, the Acquired Fund shall redeem all of the outstanding auction market preferred shares of the Acquired Fund;

(b)              The Corporation, on behalf of the Acquiring Fund, covenants that, between the date hereof and the Closing Date, the Acquiring Fund shall not engage in any business activities other than such activities as are directly related to organization of the Acquiring Fund in anticipation of the Reorganization and any other transactions contemplated hereby;

(c)              The Acquired Fund covenants that it is not acquiring the Acquiring Fund Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

(d)              The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Corporation, on behalf of the Acquiring Fund, reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares;

(e)              The Acquired Fund covenants that its liquidation and termination will be effected in the manner provided in Delaware law and its Agreement and Declaration of Trust in accordance with applicable law and after the Closing Date, the Acquired Fund will not conduct any business except in connection with its liquidation, dissolution and termination;

(f)              The Acquired Fund and the Corporation covenant that, subject to the provisions of this Agreement, each will take, or cause to be taken, all commercially reasonable action, and do or cause to be done all commercially reasonable things, necessary, proper or advisable to fulfill or obtain the fulfillment of the conditions precedent set forth in this Agreement and to consummate and make effective the transactions contemplated by this Agreement;

(g)              The Acquired Fund and the Corporation covenant that each will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments and take or cause to be taken such further actions as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Corporation’s, on behalf of the Acquiring Fund, title to and possession of all the Acquired Assets;

(h)              The Corporation, on behalf of the Acquiring Fund, and the Acquired Fund covenant that they will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the rules and regulations thereunder and such of the state blue sky or securities laws as may be necessary in order to continue their operations after the Closing Date; and

(i)              It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.  None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

15.              INDEMNIFICATION

GFIA hereby agrees to assume upon the Closing all of the liabilities of the Acquired Fund not assumed by the Acquiring Fund pursuant to this Agreement, including without limitation any liabilities of the Acquired Fund to indemnify the trustees of the Acquired Fund pursuant to Section 5.2 of the Acquired Fund’s Agreement and Declaration of Trust, the Acquired Fund’s Amended and Restated By-Laws and any indemnification agreement between the Acquired Fund and a trustee of the Acquired Fund (a “Trustee Indemnification Agreement”).  All rights and benefits of the Fund under the Acquired Fund’s Agreement and Declaration of Trust and the Amended and Restated By-Laws and any Trustee Indemnification Agreement, including, without limitation, as to subrogation, notice, and assumption of defense, are hereby transferred to GFIA upon the Closing in consideration of GFIA’s assumption of such indemnification obligations, and, both before and after the dissolution and termination of the Acquired Fund, GFIA shall be entitled to exercise such rights and benefits to the full extent provided for by the Acquired Fund’s Agreement and Declaration of Trust and Amended and Restated By-Laws and any Trustee Indemnification Agreement.   With respect to GFIA’s assumption of the Acquired Fund’s indemnification obligations, it shall be understood that whether a trustee of the Acquired Fund shall be entitled to indemnification and advancement of expenses shall be determined generally in accordance with the Acquired Fund’s Agreement and Declaration of Trust and Amended and Restated By-Laws  or, if the Acquired Fund has entered into a Trustee Indemnification Agreement with such trustee, in accordance with such Trustee Indemnification Agreement, provided, however that such determination as to indemnification and advancement of expenses shall be made by an Independent Counsel (as defined in the Trustee Indemnification Agreement between the Acquired Fund and such trustee) selected by a majority of the former trustees who were not interested persons of the Trust under Section 2(a)(19) of the 1940 Act of the Acquired Fund on the date this Agreement was executed by the parties hereto, which Independent Counsel shall proceed under a rebuttable presumption that the trustee has acted in good faith in the reasonable belief that the trustee’s action was in the best interest of the Acquired Fund and has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the trustee’s duties as a trustee in connection with actions taken while acting in the trustee’s capacity as a trustee and were based on the trustee’s determination that those actions were in the best interest of the Trust, provided, that such presumption shall not apply if such trustee was an interested person of the Trust under Section 2(a)(19) of the 1940 Act.   Notwithstanding anything set forth herein, it is the intention of the parties that each trustee shall be entitled to the maximum indemnification available to the trustee under the foregoing documents, whether it be under the Acquired Fund’s Agreement and Declaration of Trust, the Acquired Fund’s Amended and Restated By-Laws or the Trustee Indemnification Agreement, if any, with such trustee.

16.              TERMINATION; WAIVER.

The Corporation and the Acquired Fund may terminate this Agreement by mutual agreement.  In addition, either the Corporation or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(i)                of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date;

(ii)               a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(iii)              the Acquired Fund would incur extraordinary expenses pursuant to Section 8(b) of this Agreement.

In the event of any such termination, there shall be no liability for damages on the part of the Acquired Fund or the Acquiring Fund, or their respective Directors, Trustees or officers.

17.	SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES; GOVERNING LAW.

(a)              This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the State of Kansas.

(b)              This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Corporation, on behalf of the Acquiring Fund, or the Acquired Fund; provided, however, that following the shareholders’ meeting called by the Acquired Fund pursuant to Section 10 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be paid to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

(c)              Except as expressly provided otherwise herein, either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund’s shareholders.

(d)              The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

18.              ASSIGNMENT.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

SECURITY INCOME FUND
By:	/s/ Amy J. Lee
Name:	Amy J. Lee
Title:	Vice President and Secretary
TS&W / CLAYMORE TAX- ADVANTAGED BALANCED FUND
By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Chief Executive Officer
SECURITY INVESTORS, LLC
By:	/s/ Amy J. Lee
Name:	Amy J. Lee
Title:	Vice President and Secretary
GUGGENHEIM PARTNERS ASSET MANAGEMENT, LLC
By:	/s/ B. Scott Minerd
Name:	B. Scott Minerd
Title:	Chief Executive Officer
GUGGENHEIM FUNDS INVESTMENT ADVISORS, LLC
By:	/s/ Bruce R. Albelda
Name:	Bruce R. Albelda
Title:	Chief Financial Officer

Appendix II

FUNDAMENTAL INVESTMENT POLICIES

The following are fundamental policies of the Funds, and cannot be changed with respect to the TYW or Rydex | SGI Fund without the “vote of a majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.   The term “majority of the outstanding shares” means, with respect to the applicable Fund, the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the shareholder meeting or represented by proxy, provided that the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon, whichever is less.

Restriction	TYW	Rydex | SGI Fund
Diversification
Not to invest in a manner inconsistent with its classification as a “diversified company” as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief applicable to the Fund from provisions of the 1940 Act.

The Fund shall be a “diversified company” as that term is defined under the Investment Company Act of 1940, and as interpreted, modified or applied by government or regulatory authorities having jurisdiction from time to time.

Underwriting.
Not to act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

Not to act as underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.

Industry Concentration.
Not to invest in any security if, as a result, 25% or more of the value of  the Fund's total assets, taken at market value at the time of each  investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

Not to invest in an amount equal to, or in excess of, 25% or more of the Fund’s total assets in a particular industry (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing).

Real Estate.
Not to purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this does not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities.
Not to purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

Not to purchase or sell physical commodities, except that the Fund may enter into futures contracts and options or other instruments thereon or as a result of ownership of securities.

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Restriction	TYW	Rydex | SGI Fund
Loans.
Not to make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to one-third of the Fund's total asset value, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

Not to lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective and policies or (ii) by engaging in repurchase agreements with respect to portfolio securities.

Borrowing.	Not to issue senior securities or borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.	Not to borrow in excess of 33 1/3% of the Fund’s total assets.
Senior Securities.	Not to issue senior securities or borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.
Not to issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time. (A “senior security” generally is an obligation of the Fund that has a claim to the Fund’s assets or earnings that takes precedence over the claims of the Fund’s shareholders.)

Fund Name.		The Fund will invest will invest, under normal market conditions, at least 80% of its assets in a diversified portfolio of municipal securities whose interest is free from federal income tax.

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Appendix III

SUB-ADVISER’S RELATED PERFORMANCE

The table below sets forth data relating to the historical performance of The Municipal Composite (the “Composite”), a composite of all of the separate investment advisory accounts managed by Guggenheim Partners Asset Management, LLC (“GPAM”) since November 1, 2009, which have substantially similar investment objectives, policies and strategies as the Rydex | SGI Municipal Fund (“Fund”).

The performance information for the Composite is the gross total return as adjusted to reflect all applicable account fees and expenses including the highest advisory fee charged to the GPAM’s private advisory accounts. To the extent that the operating expenses incurred by the private advisory accounts are lower than the expected operating expenses of the Fund, the performance results of the Composite would be greater than what Fund performance would have been. The accounts in the Composite were not mutual funds and, thus, were not subject to the requirements of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code, which, if imposed, could have affected their performance.  The performance of the Composite was calculated in compliance with the Global Investment Performance Standards (GIPS®) maintained by the CFA Institute.

THE INVESTMENT RESULTS PRESENTED BELOW ARE NOT THOSE OF THE FUND and are not intended to predict or suggest returns that might be experienced by the Fund or an individual investor having an interest in the Fund. These total return figures represent past performance and do not indicate future results, which will vary, sometimes dramatically, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Returns through December 31, 2010

	Composite	Index(1)
Past One Year	13.04%	5.89%
Since November 1, 2009(2)	10.07%	4.91%

Calendar Year Total Returns

	Composite	Index(1)
2010	13.04%	5.89%
11/1/2009 – 12/31/2009(2)	-1.05%	-0.14%

1.
Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of dollar denominated U.S. Treasuries, government-related (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt) and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to one year and less than ten years. As of May 31, 2011, there were 4,010 issues in the Index. Unlike an investment in the Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in the Index.

2.	Inception date of the Composite.

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Appendix IV

DESCRIPTION OF CHANGE OF CONTROL TRANSACTION

Security Investors, LLC (“Security Investors”) is an indirect wholly-owned subsidiary of an entity that is managed by Guggenheim Partners, LLC (“Guggenheim Partners”).  Guggenheim Partners is a wholly-owned subsidiary of Guggenheim Capital, LLC (“Guggenheim Capital”).  Guggenheim Capital wishes to purchase Security Investors and certain affiliated businesses.  After the transaction, Guggenheim Capital will control the Security Investors (through one or more of its subsidiaries), and it is expected that the services rendered to Rydex | SGI Municipal Fund (“Rydex | SGI Fund”) by Security Investors and Guggenheim Partners Asset Managemet, LLC (“GPAM”) will not change.

The following sets forth a description of the transaction, as well as the name and business address of each parent company of Security Investors, and the basis of each parent company’s control of Security Investors as of October 24, 2011.

On September 20, 2011, Guggenheim Capital agreed to purchase Security Benefit Asset Management Holdings, LLC, the indirect holding company of Security Investors and certain affiliated businesses.  Guggenheim Capital’s subsidiary, Guggenheim Partners, LLC (“Guggenheim Partners”) is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 25 cities in the U.S., Europe and Asia. Guggenheim Partners operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim Partners specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Its merchant banking activities include a portfolio of investments in funds managed by it, joint venture business investments and new business launch activities not integrated into other primary operating businesses.

Security Investors is an indirect wholly-owned subsidiary of an entity that is managed by Guggenheim Partners.  Guggenheim Partners is a wholly-owned subsidiary of Guggenheim Capital, 227 West Monroe Street, 48th Floor, Chicago, Illinois 60606.  Sage Assets, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 76225, a wholly-owned subsidiary of Sammons Enterprises, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, is a control person of Guggenheim Partners as a result of its equity ownership in excess of 25% (but less than 50%) of Guggenheim Capital.  Following the transaction, Security Investors will be an indirect wholly-owned subsidiary of Guggenheim Capital.

The transaction will not result in material changes to the day-to-day management and operations of Rydex | SGI Fund. The personnel, officers and managers of Security Investors will remain the same.  Guggenheim Capital will be the parent company of Security Investors.  Approval of the reorganization of TS&W / Claymore Tax-Advantaged Balanced Fund (“TYW”) into Rydex | SGI Fund by shareholders of TYW will be deemed to constitute approval of the new investment management and sub-advisory agreements.

In addition, as a result of the transaction, Guggenheim Capital will acquire control of Rydex | SGI Fund’s principal underwriter/distributor, Rydex Distributors, LLC (the “Rydex Distributors”), an affiliate of Security Investors.  Under the 1940 Act, shareholder approval is not required in order for Rydex Distributors to continue providing services to Rydex | SGI Fund after the closing of the Transaction.

While the parties expect the transaction to be completed in early 2012, it is subject to various conditions (including a condition that 80% or more of Rydex | SGI Fund’s and related funds’ assets managed by Security Investors approve the new investment management and subadvisory agreements), and may be delayed or even terminated due to unforeseen circumstances.

The Board of Directors of Rydex | SGI Fund considered the transaction and voted in favor of the new investment management and sub-advisory agreements, pursuant to which Security Investors and GPAM will continue to serve as investment manager and sub-adviser, respectively, to Rydex | SGI Fund after the completion of the transaction.  The fees charged by Security Investors and GPAM for their services to Rydex | SGI Fund under the new investment management and sub-advisory agreements will be the same as its fees under the current investment management and sub-advisory

AIV-1

agreements. The other terms of the new investment management and sub-advisory agreements will also be the same in all material respects to those of the current investment management and sub-advisory agreements.

Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the fund as a result of a transaction relating to the change in control, including any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services), which could limit the ability of the fund to engage in brokerage transactions with certain broker-dealers, although such limits are not expected to cause any fund to change its brokerage relationships. The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

Consistent with the conditions of Section 15(f), Guggenheim Capital has agreed that it will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated with respect to the Guggenheim Capital purchase. Security Investors has represented to the Board of Directors of the Rydex | SGI Fund that no unfair burden would be imposed on the Fund as a result of the Guggenheim Capital purchase.

The Board of Rydex | SGI Fund and the sole initial shareholder of Board of Rydex | SGI Fund have approved the current investment management and sub-advisory agreements and new investment management and sub-advisory agreements to become effective upon the closing of the Guggenheim Capital purchase.  Approval of the reorganization of TYW into Rydex | SGI Fund by shareholders of TYW will be deemed to constitute approval of the new investment management and sub-advisory agreement by such shareholders as shareholders of Rydex | SGI Fund.  If for some reason the transaction does not occur, the current investment advisory agreements between Security Investors and Rydex | SGI Fund, as well as the current investment sub-advisory agreement between Security Investors and GPAM, will not terminate and will remain in effect, and the new investment management and sub-advisory agreements will not be entered into, even if they have been approved by shareholders.

AIV-2

Appendix V

FINANCIAL HIGHLIGHTS OF TYW

	For the	For the	For the	For the	For the	For the
	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Per share operating performance	June 30, 2011	December 31,	December 31,	December 31,	December 31,	December 31,
for a common share outstanding throughout the period	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.54	$11.01	$8.47	$14.94	$16.83	$15.44
Income from investment operations
Net investment income(a)	0.35	0.71	0.75	0.92	0.92	0.91
Net realized and unrealized gain (loss) on investments, options and swaps	0.44	0.68	2.69	(6.07)	(1.08)	1.79
Distributions to preferred shareholders
From and in excess of net investment income
(common share equivalent basis)	(0.05)	(0.10)	(0.11)	(0.31)	(0.30)	(0.37)
From realized gains (common share equivalent basis)	—	—	—	—	(0.11)	—
Total distributions to Preferred Shareholders	(0.05)	(0.10)	(0.11)	(0.31)	(0.41)	(0.37)
Total from investment operations	0.74	1.29	3.33	(5.46)	(0.57)	2.33
Distributions to common shareholders
From and in excess of net investment income	(0.40)	(0.76)	(0.79)	(1.01)	(0.95)	(0.94)
From realized gains	—	—	—	—	(0.37)	—
Total distributions to common shareholders	(0.40)	(0.76)	(0.79)	(1.01)	(1.32)	(0.94)
Net asset value, end of period	$11.88	$11.54	$11.01	$8.47	$14.94	$16.83
Market value, end of period	$11.37	$10.54	$9.54	$6.65	$13.10	$15.77
Total investment return(b)
Net asset value	6.46%	12.03%	41.34%	-37.97%	-3.60%	15.50%
Market value	11.71%	18.72%	57.57%	-43.70%	-8.97%	25.98%
Ratios and supplemental data
Net assets applicable to common shareholders, end of period (thousands)	$183,051	$177,868	$169,674	$130,445	$230,202	$259,334
Preferred shares, at liquidation value ($25,000 per share liquidation
preference) (thousands)	$105,000	$105,000	$105,000	$120,000	$120,000	$120,000
Preferred shares asset coverage per share	$68,584	$67,349	$65,399	$52,176	$72,959	$79,028
Ratios to average net assets applicable to common shareholders:
Total expenses (excluding interest expense on floating rate note obligations)	1.64%	1.79%	1.93%	1.67%	1.44%	1.46%
Total expenses (including interest expense on floating rate note obligations (c))	1.65%	1.80%	1.94%	1.72%	1.53%	1.50%
Net investment income, prior to effect of dividends to preferred shares	6.03%	6.28%	7.92%	7.48%	5.60%	5.70%
Net investment income, after effect of dividends to preferred shares	5.17%	5.37%	6.73%	4.97%	3.81%	3.41%
Portfolio turnover rate	57%	156%	151%	181%	114%	159%
Asset coverage per $1,000 unit of indebtedness(d)	$—	$42,295	$41,098	$—	$74,727	$29,902

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distri- butions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(c)	See note 2(d) of the Notes to Financial Statements for more information on floating rate note obligations.
(d)
Calculated by subtracting the Fund’s total liabilities (not including the floating rate note obligations) from the Fund’s total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.

AV-1

Appendix VI

SHAREHOLDER INFORMATION

As of the Record Date, no person was known by TYW to own beneficially or of record as much as 5% of the Shares of TYW except as follows:

SHAREHOLDER NAME AND ADDRESS	APPROXIMATE SHARE HOLDINGS ON SEPTEMBER 16, 2011	APPROXIMATE PERCENTAGE OWNED ON SEPTEMBER 16, 2011
Western/Benchmark Group(1) Western Investments, LLC 7050 S. Union Park Center, Suite 590 Midvale, Utah 84047 Benchmark Plus Management, L.L.C. 820 A Street, Suite 700 Tacoma, Washington 98402	1,591,674 Common Shares	10.3%
Bulldog Investors(2) Park 80 West - Plaza Two 250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663	1,088,780 Common Shares	7.07%
Bank of America Corporation 101 South Tryon Street Charlotte, North Carolina 28255	4,008 AMPS	95.4%

(1)           Based on information obtained from a Schedule 13D/A filed with the SEC on May 3, 2011.

(2)           Based on information obtained from a Schedule 13D/A filed with the SEC on September 9, 2011.

(3)           Based on information obtained from a Schedule 13D filed with the SEC on January 11, 2011.

AVI-1

Appendix VII

DESCRIPTION OF TYW AMPS

THE FOLLOWING IS A GENERAL DESCRIPTION OF THE TERMS OF THE AMPS.  THIS DESCRIPTION DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FUND’S AGREEMENT AND DECLARATION OF TRUST (THE “DECLARATION OF TRUST”) AND STATEMENT OF PREFERENCES ESTABLISHING THE AMPS.

GENERAL

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including AMPS, having a par value of $.01 per share, in one or more series, with rights as determined by the TYW Board, by action of the TYW Board without the approval of the shareholders.  The Fund’s Statement of Preferences currently authorizes the number of shares of AMPS Series M7 and AMPS Series T28.  The AMPS have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).  See “Description of TYW AMPS – Liquidation Rights.”

The AMPS of each series will rank on parity with shares of any other series of AMPS and with shares of other series of Preferred Shares of the Fund, as to the payment of dividends and the distribution of assets upon liquidation.  Each share of AMPS has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable (except as set forth in the Declaration of Trust).  The AMPS will not be convertible into Common Shares or other shares of beneficial interest of the Fund, and the holders thereof will have no preemptive or cumulative voting rights.

DIVIDENDS AND RATE PERIODS

General.  Each dividend period for the AMPS will generally consist of seven days in the case of Series M7 and 28 days in the case of Series T28; provided, however, that prior to any Auction (as defined in the Statement of Preferences), the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a special rate period as discussed below.  The holders of the Fund’s AMPS will be entitled to receive, when, as and if declared by the TYW Board cumulative cash dividends on their AMPS out of funds legally available therefor, at the applicable rate determined as set forth below under “Determination of Dividend Rate.” Dividends on the AMPS of the Fund so declared and payable shall be paid in preference to and in priority over any dividends declared and payable on the Fund’s Common Shares.

The amount of cash dividends per share of AMPS payable (if declared) on each dividend payment date shall be computed by multiplying the applicable rate for such dividend period by a fraction, the numerator of which will be the number of days in such dividend period and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

Determination of Dividend Rate.  The dividend rate on the AMPS shall be equal to the rate per annum that results from the auction with respect to such dividend period.  The dividend that results from an Auction will not exceed the Maximum Applicable Rate (as defined in the Statement of Preferences), which will be the greater of (A) a specified percentage (125% provided that the AMPS are rated AAA) of LIBOR (as defined in the Statement of Preferences) or (B) a specified spread (125 bps provided that the AMPS are rated AAA) above LIBOR.

Restrictions on Dividends and Other Payments.  Under the 1940 Act, the Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding AMPS would be less than 200% (or such other percentage as in the future may be required by law).  Under the Code, the Fund must, among other things, distribute each year at least 90% of the sum of its investment company taxable income and certain other income in order to maintain its qualification for tax treatment as a regulated investment company.  The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair the Fund's ability to maintain such qualification.

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Upon any failure to pay dividends on the AMPS for two years or more, the holders of the AMPS will acquire certain additional voting rights.  See “– Rating Agency Guidelines and Asset Coverage – Voting Rights” below.

For so long as any AMPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest of the Fund, if any, ranking junior to the AMPS as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to AMPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with AMPS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would meet applicable asset coverage tests, (B) full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Fund’s auction agent, and (C) the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement of Preferences.

REDEMPTION

Mandatory Redemption.  The Fund will be required to redeem, out of funds legally available therefor, at $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption.  Any such redemption will be limited to the lesser number of AMPS necessary to restore the required asset coverage or the maximum number that can be redeemed with funds legally available under the Declaration of Trust and applicable law.

Optional Redemption.  To the extent permitted under the 1940 Act and under Delaware law, the Fund, at its option, may redeem the AMPS, in whole or in part, out of funds legally available therefor, at $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).  The Fund has the authority to redeem the AMPS for any reason.

LIQUIDATION RIGHTS

Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of AMPS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation of AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payment.  If such assets of the Fund shall be insufficient to make the full liquidation payment on outstanding AMPS and liquidation payments on any other outstanding class or series of Preferred Shares of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled.  After payment of the full amount of liquidation distribution to which they are entitled, the holders of AMPS will not be entitled to any further participation in any distribution of assets by the Fund.  A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

The Fund is required to satisfy two separate asset maintenance requirements under the terms of the Statement of Preferences.

The Fund is required to maintain, with respect to the AMPS, as of the last business day of each month in which any AMPS are outstanding, asset coverage of at least 200% with respect to senior securities which are beneficial interests in the Fund, including the AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as

AVII-2

the minimum asset coverage for senior securities which are beneficial interests of a closed-end investment company as a condition of paying dividends on its common shares).

The Fund intends that, so long as AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Fitch and Moody’s in connection with the Fund’s receipt of a rating for such shares.  The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings.  The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for Fitch and Moody’s to issue the above-described ratings for AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities.  The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.  A rating agency’s guidelines will apply to the Fund’s AMPS only so long as such agency is rating such shares.

VOTING RIGHTS

Holders of AMPS are generally entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of Common Shares and other Preferred Shares of the Fund as a single class.

In connection with the election of the Fund’s trustees, holders of the AMPS and any other Preferred Shares, voting as a separate class, shall be entitled at all times to elect two of the Fund’s trustees, and the remaining trustees will be elected by holders of Common Shares and AMPS and any other Preferred Shares, voting together as a single class.  In addition, if at any time dividends on outstanding AMPS shall be unpaid in an amount equal to at least two full years’ dividends thereon or if at any time holders of any Preferred Shares are entitled, together with the holders of AMPS, to elect a majority of the trustees of the Fund under the 1940 Act, then the number of trustees constituting the TYW Board automatically shall be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of AMPS and any other Preferred Shares as described above, would constitute a majority of the TYW Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of the AMPS and any other Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased.  The terms of office of the persons who are Trustees at the time of that election will continue.

The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding AMPS and any other Preferred Shares, voting as a separate class, will be required to (i) authorize, create or issue any class or series of shares ranking prior to the AMPS or any other series of Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class of Preferred Shares which are substantially identical in all respects to the AMPS or (ii) amend, alter or repeal the provisions of the Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as adversely to affect any of the contract  rights expressly set forth in the Declaration of Trust or the Statement of holders of AMPS or any other Preferred Shares.  The class vote of holders of AMPS and any other Preferred Shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and AMPS and any other Preferred Shares, voting together as a single class, necessary to authorize the action in question.

The foregoing voting provisions will not apply to the AMPS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

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PROXY CARD FOR

TS&W / Claymore Tax-Advantaged Balanced Fund

Proxy for a Special Meeting of Shareholders – November 23, 2011

Proxy Solicited on behalf of the Board of Trustees

A special meeting of shareholders of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Wednesday, November 23, 2011, at 12:00 p.m., noon, Central Time (the "Special Meeting"). The undersigned hereby appoints each of Mark E. Mathiasen and Kevin M. Robinson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Special Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHAREHOLDER REGISTRATION HERE

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-866-304-5477. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 23, 2011

The proxy statement for this meeting is available at: www.proxyonline.us/docs/tyw2011.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative), by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet or by phone, you should not mail your proxy card.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1-866-304-5477 and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Option below is available 24 hours a day / 7 days a week

INTERNET:	To vote via the Internet, go to www.proxyonline.us and enter the control number found on the reverse side of this proxy card.

NOTE: Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Shareholder sign here                                           Date

Joint owner sign here                                           Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TS&W / Claymore Tax-Advantaged Balanced Fund

    CONTROL NUMBER
  123456789123

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Fund and Rydex | SGI Municipal Fund, a series of the Security Income Fund (“Rydex | SGI Fund”), pursuant to which the Fund would (i) transfer substantially all of its assets and stated liabilities to Rydex | SGI Fund in exchange solely for Class A shares of Rydex | SGI Fund (the “New Shares”), (ii) distribute such New Shares to its common shareholders, and (iii) dissolve.
□	□	□

2. To transact such other business as many properly come before the Special Meeting or any adjournments or postponements thereof.	□	□	□

THANK YOU FOR VOTING

PART B

RYDEX | SGI MUNICIPAL FUND
(a series of Security Income Fund)

Statement of Additional Information

October 24, 2011

Acquisition of the Assets and Stated Liabilities of:

TS&W Tax-Advantaged Balanced Fund
2455 Corporate West Drive
Lisle, Illinois 60532

By and in Exchange for Class A Shares of:

Rydex | SGI Municipal Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

This Statement of Additional Information is available to the shareholders of TS&W / Claymore Tax-Advantaged Balanced Fund (“TYW”) in connection with a proposed transaction whereby substantially all of the assets and stated liabilities of TYW will be transferred to Rydex | SGI Municipal Fund (“Municipal Fund” or “Fund”), a series of Security Income Fund, in exchange for Class A shares of the Fund (“Reorganization”).

This Statement of Additional Information is not a prospectus.  A Proxy Statement/Prospectus dated October 24, 2011 relating to the reorganization of TYW may be obtained, without charge, by writing to Security Investors, LLC, 805 King Farm Blvd., Suite 600, Rockville, MD 20850, or calling 1-800-820-0888.  This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

General Information	1
Investment Objective and Policies of the Fund	1
Investment Methods and Risk Factors	1
Investment Restrictions	24
Fundamental Policies	24
Operating Policies	25
Disclosure of Portfolio Holdings	26
Management of the Fund	27
Board Responsibilities	28
Directors and Officers	28
Committees	31
Audit Committee	34
Contract Renewal Committee	34
Nominating Committee	34
Remuneration of Directors and Others	35
Principal Holders of Securities	35
Directors’ Ownership of Securities	35
How to Purchase Shares	36
Alternative Purchase Options	37
Class A Shares	38
Class C Shares	38
Institutional Class Shares	39
Minimum Account Balance	39
Distribution Plans	39
Rule 12b-1 Plan Expenses	40
Calculation and Waiver of Contingent Deferred Sales Charges	40
Arrangements With Broker/Dealers and Others	41
Other Distribution or Service Arrangements	41
Purchases at Net Asset Value	43
Purchases for Retirement Plans	43
Accumulation Plan	44
Systematic Withdrawal Program	44
Investment Management	45
Sub-Adviser	46
Code of Ethics	46
Portfolio Managers	47
Other Accounts Managed by Portfolio Managers	47
Information Regarding Conflicts of Interest and Compensation of Portfolio Managers	47
Proxy Voting	47
Distributor	49
Allocation of Portfolio Brokerage	50
How Net Asset Value is Determined	51
How to Redeem Shares	53
How to Exchange Shares	55
Dividends and Taxes	56
Organization	60
Custodian, Transfer Agent and Dividend-Paying Agent	61
Independent Registered Public Accounting Firm	61
Financial Statements and Pro Forma Financial Statements	62
Appendix A:	80
Description of Corporate Bond Ratings

i

GENERAL INFORMATION

Security Income Fund (“Income Fund”), which was organized as a Kansas corporation on April 20, 1965, is registered with the Securities and Exchange Commission (“SEC”) as an investment company.  Such registration does not involve supervision by the SEC of the management or policies of Income Fund. Income Fund is an open-end management investment company that, upon the demand of the investor, must redeem its shares and pay the investor the next calculated net asset value (“NAV”) thereof. (See “How to Redeem Shares”)

The Rydex | SGI Municipal Fund (“Municipal Fund” or the “Fund”) has its own investment objective and policies. Professional investment advice is provided to the Fund by Security Investors, LLC (the “Investment Manager”). While there is no present intention to do so, the investment objective and policies of the Fund, unless otherwise noted, may be changed by the Board of Directors without the approval of shareholders. The Fund is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under “Investment Restrictions.” The Fund is “diversified” within the meaning of the Investment Company Act of 1940, as amended (“1940 Act”).  An investment in the Fund does not constitute a complete investment program.

The Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Statement of Additional Information.

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

Security Income Fund —Income Fund makes no representation that the stated investment objective of the Fund will be achieved. Although there is no present intention to do so, the investment objective of the Fund may be altered by the Board of Directors without the approval of shareholders of the Fund.  There are risks inherent in the ownership of any security, and there can be no assurance that the investment objective will be achieved.

Municipal Fund. The Municipal Fund seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.  In pursuit of its objective, the Fund will invest, under normal market conditions, at least 80% of its assets in a diversified portfolio of municipal securities whose interest is free from federal income tax.  The Fund’s policy of investing at least 80% of its assets in the type of investment suggested by its name is a “fundamental” policy that can only be changed if approved by shareholders. The Municipal Fund may make loans to a municipality, to the extent permitted by the securities laws, in circumstances, including but not limited to, where a municipal issuer is in distress, if Guggenheim Partners Asset Management, LLC (the “Sub-Adviser” or “GPAM”), the Fund’s sub-adviser, believes that doing so would both facilitate a timely workout of the issuer’s situation in a manner that benefits the Fund and is the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

INVESTMENT METHODS AND RISK FACTORS

The Fund’s principal investment strategies and the risks associated with the same are described in the “Summary” and “Comparison of Investment Objectives, Principal Investment Strategies, Risks and Management of TYW and Rydex | SGI Fund” sections of the Proxy Statement/Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Proxy Statement/Prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Fund.

Some of the risk factors related to certain securities, instruments and techniques that may be used by the Fund are described in the “Summary” and “Comparison of Investment Objectives, Principal Investment Strategies, Risks and Management of TYW and Rydex | SGI Fund” sections of the Proxy/Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by the Fund. Although the Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, the Fund will not be required to do so.

General Risk Factors — The NAV of the Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed-income securities held by the Fund generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Fund are subject to greater interest rate risk. There is no assurance that any Fund will achieve its investment objective.

Active Trading — Active trading will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Fund and, as a result, may lower the Fund’s performance and have a negative tax impact.

U.S. Government Securities — Consistent with its investment objective and strategies, the Fund may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. In December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012.  Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Fund’s Sub-Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.

Certificates of Deposit and Bankers’ Acceptances — Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper — The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term, (usually from 1 to 270 days) unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Fund must be rated in the top two short-term rating categories by any two Nationally Recognized Statistical Rating Organizations, or “NRSROs” (or one NRSRO if that NRSRO is the only such NRSRO that rates such security) or, if not so rated, must be determined by the Sub-Adviser to be of comparable quality. Investing in foreign commercial paper generally involves risks relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

The Fund may also invest in variable rate master demand notes. A variable rate master demand note (a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Municipal Securities —

General Risks.  The Fund may invest in municipal securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”).  The Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of the Fund’s shares to be exempt from state and local taxes of the designated state.  The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Sub-Adviser believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax- Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of the Fund’s investment objective and policies.

Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by current budgetary constraints of the federal government.  The value of Municipal Bonds may also be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy.  From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds.  State legislatures may also introduce proposals that would affect the state tax treatment of the Fund’s distributions.  If such proposals were enacted, the availability of Municipal Bonds and the value of the Fund’s holdings would be affected, and the investment objectives and policies of the Fund would likely be re-

evaluated.  Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested.  Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state.  These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by the Fund.

Similar Projects Risk.  Because the Fund may invest 25% or more of its assets in Municipal Bonds that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects.  Below are some of the risks of such investments:

Education.  In general, there are two types of education-related bonds: (i) those relating to projects for public and private colleges and universities; and (ii) those representing pooled interests in student loans.  Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline resulting primarily from a decrease in student enrollment or reductions in state and federal funding. Restrictions on students’ ability to pay tuition, a reduction of the availability of state and federal funding, and declining general economic conditions are factors that may lead to declining or insufficient revenues.  Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others student loans may be private, uninsured loans made to parents or students that are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including: (i) the rate of student loan defaults; (ii) seasoning of the loan portfolio; (iii) and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include: (i) potential changes in federal legislation regarding student loan revenue bonds; (ii) state guarantee agency reimbursement; and (iii) continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will likely continue to experience, increased competitive pressures.  Federal legislation is expected to open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve.  Other risks include: (i) the availability and cost of fuel, (ii) the availability and cost of capital, (iii) the effects of conservation on energy demand, (iv) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (v) timely and sufficient rate increases, and (vi) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs.  General and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers may also affect the industry. In the future, the following elements may adversely affect health care facility operations: (i) adoption of legislation proposing a national health insurance program; (ii) other state or local health care reform measures; (iii) medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; (iv) changes in medical coverage which alter the traditional fee-for-service revenue stream; and (v) efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing.  Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agencies.  Such bonds generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue.  Because it is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow.  Many factors may affect the financing of multi-family housing projects, including: (i)

acceptable completion of construction; (ii) proper management, occupancy and rent levels; (iii) economic conditions; and (iv) changes to current laws and regulations.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status, and generally unimpeded ability to raise rates.  Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults.  Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates may impact issuers of water and sewer bonds.

Municipal Bond Insurance — The Fund may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal.  This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance).  Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.

Even if a Municipal Bond is insured, it is still subject to market fluctuations, which will result can result in fluctuations in the Fund’s share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent.  A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.

A significant portion of the Municipal Bonds issued and outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating.  As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.  Ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment.  While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims.  A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

The Sub-Adviser may decide to retain an insured Municipal Bond that is in default, or, in the Sub-Adviser’s view, in significant risk of default.  While the Fund holds a defaulted, insured Municipal Bond, the Fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the Municipal Bond matures, or in connection with a mandatory sinking fund redemption.

Repurchase Agreements, Reverse Repurchase Agreements and Roll Transactions — The Fund may enter into repurchase agreements. Repurchase agreements are similar to loans in many respects. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Accordingly, the Fund will enter into repurchase agreements only with (a) brokers having total capitalization of at least $40 million and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances or (b) banks having at least $1 billion in assets and a net worth of at least $100 million as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the

Fund with any broker shall not exceed 15% of the total assets of the Fund or $5 million, whichever is greater.  Except as described above and elsewhere in this SAI, the Fund may enter into repurchase agreements maturing in less than seven days without limitation.

The Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.  As noted below under “Borrowing,” investments in reverse repurchase agreements are treated as borrowings and, therefore, are subject to the Fund’s operating policy on borrowing.

The Fund may also enter into “dollar rolls” in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund will create a segregated account to segregate cash or liquid securities in an amount sufficient to cover its obligation under “roll” transactions and reverse repurchase agreements. Assets may be segregated with the Fund’s custodian or on the Fund’s books.  As noted below under “Borrowing,” investments in dollar rolls are treated as borrowings and, therefore, are subject to the Fund’s operating policy on borrowing.

Borrowing — Although the Fund has no present intention to borrow for investment purposes, the Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests.

Accordingly, the Fund may borrow from banks and may borrow through reverse repurchase agreements and “roll” transactions in connection with meeting requests for the redemption of Fund shares. As an operating policy, the Fund may borrow up to 10% of total Fund assets. To the extent that the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Lending of Portfolio Securities — For the purpose of realizing additional income, the Fund may make secured loans of Fund securities amounting to not more than 33 1/3% of total Fund assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Fund’s investment program. While the securities are being loaned, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When the Fund invests collateral, the Fund will bear the risk of loss and the risk of loss depends on the nature and type of investment made with the collateral.  Costs of underlying securities lending activities are not typically reflected in the Fund’s fee and expense ratios.  The Fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to only persons deemed by the Sub-Adviser to be of good standing and will not be made unless, in the judgment of the Sub-Adviser, the consideration to be earned from such loans would justify the risk.

Guaranteed Investment Contracts (“GICs”) — The Fund may invest in GICs. When investing in GICs, the Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because the Fund may not receive the principal amount of a GIC from the insurance company on 7 days’ notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs generally will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Restricted Securities (Rule 144A Securities) — The Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, are subject to the Fund’s limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to “qualified institutional buyers” of “restricted securities” that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System. A “qualified institutional buyer” is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (“1934 Act”), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

The Fund’s Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

The Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A. The Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities.

However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Fund might obtain a less favorable price than prevailing when it decided to sell.

TBA Purchase Commitments. The Fund may enter into “To Be Announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

Put Bonds — A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

In selecting put bonds, the Sub-Adviser takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond’s rating is downgraded.

Risks Associated with Lower-Rated and Comparable Unrated Debt Securities (Junk Bonds) — The Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as “junk bonds”). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody’s, is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest quality debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.

The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Fund.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The Fund may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities, which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Fund will adversely impact NAV of the Fund. In addition to the foregoing, such factors may include: (1) potential adverse publicity; (2) heightened sensitivity to general economic or political conditions; and (3) the likely adverse impact of a major economic recession. The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt would not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

The Sub-Adviser will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Fund and consider their ability to assume the investment risks involved before making an investment in the Fund.

Syndicated Bank Loans — Syndicated bank loans are loans that are typically made to corporate borrowers to finance leveraged buy-outs, recapitalizations, mergers, acquisitions, stock repurchases and internal growth. Syndicated bank loans generally hold one of the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries and/or affiliates, and intangible assets including trademarks, copyrights, patent rights and franchise value. The Fund may also receive guarantees as a form of collateral. Syndicated bank loans also include participation interests in syndicated bank loans or assignments of syndicated bank loans. A syndicated bank loan in which the Fund may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the syndicated bank loan on behalf of all the lenders. This lender is referred to as the agent bank. The agent bank is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the syndicated bank loan and the rights of the borrower and the lenders. The agent bank also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral.

The Fund may invest in a syndicated bank loan in one of two ways. It may purchase a participation interest, or it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a syndicated bank loan. The Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a syndicated bank loan previously attributable to a different lender. Unlike a participation interest, the Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

The Fund will not generally originate loans, although it could do so in the future. As such, it will not generally be buying in the “primary” market. When the Fund purchases an existing assignment of a syndicated bank loan or purchases a participation interest in a syndicated bank loan, it is said to be purchasing in the “secondary” market. Purchases of syndicated bank loans in the secondary market may take place at, above, or below the par value of a syndicated bank loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. The Fund may be able to invest in syndicated bank loans only through participation interests or assignments at certain times when reduced direct investment opportunities in syndicated bank loans may exist.

If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller/issuer of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when the Fund invests in syndicated bank loans through the purchase of participation interests, the Sub-Adviser must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

Typically, syndicated bank loans are secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such syndicated bank loan. The Sub-Adviser generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Fund’s investment. Also, collateral may be difficult to sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a syndicated bank loan must comply with various restrictive covenants contained in any syndicated bank loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the syndicated bank loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a syndicated bank loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding syndicated bank loan.

The Fund will make an investment in a syndicated bank loan only after the Sub-Adviser determines that the investment is suitable for the Fund based on an independent credit analysis. Generally, this means that the Sub-Adviser has determined that the likelihood that the corporation will meet its obligations is acceptable.

The rate of interest payable on syndicated bank loans typically is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the interest rate quoted by major U.S. money center commercial banks at which such banks are willing to lend U.S. dollars to their most creditworthy borrowers, as quoted daily in the Wall Street Journal (“Prime Rate”), the certificate of deposit (“CD”) rate, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based syndicated bank loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based syndicated bank loans is reset periodically, typically between 30 days and 90 days. Certain of the syndicated bank loans in which the Fund will invest may permit the borrower to select an interest rate reset period. A portion of the Fund’s investments may consist of loans with interest rates that are fixed for the term of the loan. Investment in syndicated bank loans with longer interest rate reset periods or loans with fixed interest rates may increase fluctuations in the Fund’s net asset value as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

Tender Option Bonds — Tender option bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or “certificates”) with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. A fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value.

Variable and Floating Rate Instruments — The Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by the Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

Other variable and floating rate instruments include but are not limited to certain corporate debt securities, asset-backed securities (“ABSs”), MBSs, commercial mortgage-backed securities (“CMBSs”), collateralized mortgage obligations (“CMOs”), government and agency securities. The Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund’s investment quality standards relating to investments in bank obligations. The Sub-Adviser will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by the Fund will be subject to the Fund’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Mortgage-Backed Securities and Collateralized Mortgage Obligations — Mortgage-backed securities, including mortgage pass-through securities and (CMOs), include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the Fund’s net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities.

The Fund may invest in securities known as “inverse floating obligations,” “residual interest bonds,” and “interest-only” (IO) and “principal-only” (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal payments than are most other MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term “residual interest” bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as “derivatives” because the performance of MBSs is dependent upon and derived from underlying securities. Unlike with other mortgage-backed securities and POs, the value of

IOs tends to move in the same direction as interest rates. The Fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee the Fund’s investment in CMOs, IOs, or POs will be successful, and the Fund’s total return could be adversely affected as a result. These securities are subject to high degrees of credit, valuation and liquidity risks.

CMOs may be issued in a variety of classes, and the Fund may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (“PACs”), Scheduled Classes (“SCHs”), Sequential Pay Classes (“SEQs”), Support Classes (“SUPs”), Target Amortization Classes (“TACs”) and Accrual Classes (“Z Classes”). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs’ lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages, and the Fund may invest in CMOs which are subject to greater risk of prepayment as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. Although securities issued by U.S. government-related agencies are guaranteed by the U.S. government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way.

Historically, FHLMC and FNMA were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FHLMC and FNMA securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, FHLMC and FNMA were placed into conservatorship by the Federal Housing Finance Agency. The effect that this conservatorship will have on FHLMC and FNMA and their guarantees remains uncertain. Although the U.S. government or its agencies provided financial support to FHLMC and FNMA, no assurance can be given that they will always provide support. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions. There is no guarantee that the Fund’s investment in MBSs will be successful, and the Fund’s total return could be adversely affected as a result.

Asset-Backed Securities — The Fund may also invest in “asset-backed securities.” These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans, syndicated bank loans, and other types of debt providing the source of both principal and interest. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. The credit quality of an asset-backed security depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs.

Real Estate Securities — The Fund may invest in equity securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments, and therefore, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs has the effect of requiring shareholders to pay the operating expenses of both the Fund and the REIT.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the “Code”). Certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

When-Issued and Forward Commitment Securities — The purchase of securities on a “when-issued” basis and the purchase or sale of securities on a “forward commitment” basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, the Fund may dispose of a commitment prior to settlement if the Sub-Adviser deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-

issued basis prior to delivery of the securities. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities. Assets may be segregated with the Fund’s custodian or on the Fund’s books and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

Options and Futures Strategies —

Writing (Selling) Covered Call Options. The Fund may write (sell) covered call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund’s total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options generally will be written on securities and currencies which, in the opinion of the Sub-Adviser are not expected to make any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. Writing covered call options is less risky than writing uncovered or “naked” options, which the Fund will not do.

The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the covered option, or will, for the term of the option, segregate cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. Assets may be segregated by the Fund’s custodian, or on the Fund’s books.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies since the option may be exercised at any time prior to the option’s expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.

The premium the Fund receives for writing a call option is the market value of the option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the Sub-Adviser, once the decision to write a call option has been made, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option’s current market value, which will be the latest sales price at the time which the NAV per share of the Fund is computed at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern Standard Time) on days when the NYSE is open, or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security.

The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Fund normally will have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

Purchasing Call Options. The Fund may purchase American or European call options. As the holder of a call option, the Fund would have the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purposes of increasing its current return.

Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique also may be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund also may purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of the Fund’s current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

Aggregate premiums paid for put and call options will not exceed 5% of the Fund’s total assets at the time of purchase.

Writing (Selling) Covered Put Options. The Fund may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund.

The Fund would write put options only on a covered basis, which means that the Fund would either (1) set aside cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding (the rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price), (2) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option, or (3) purchase an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. The Fund generally would write covered put options in circumstances where the Sub-Adviser wishes to purchase the underlying security or currency for the Fund’s portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

Purchasing Put Options. The Fund may purchase American or European style put options. As the holder of a put option, the Fund would have the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security or currency (“protective put”) owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency eventually is sold.

The Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction cost, unless the put option is sold in a closing sale transaction.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (at the close of regular trading on the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

Interest Rate Futures Contracts. The Fund may enter into interest rate futures contracts (“Futures” or “Futures Contracts”) as a hedge against changes in prevailing levels of interest rates. The Fund’s hedging may include sales of Futures as an offset against the effect of expected increases in interest rates and purchases of Futures as an offset against the effect of expected declines in interest rates.

The Fund will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Fund, the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.  However, investors should note that the CFTC has proposed certain rules that could significantly affect the exemptions available to the Fund.  There is no certainty that the Fund, its Investment Manager, Sub-Adviser and other parties will be able to rely on these exemptions in the future.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Persons who trade in Futures Contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, such as the Fund, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them. Debtors and other obligors also may hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates.

The Fund’s Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities it has committed to purchase or expects to purchase.

 “Margin” with respect to Futures Contracts is the amount of funds that must be deposited by the Fund, in a segregated account with the Fund’s broker, in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts. The Fund may also deposit margin with a futures commission merchant, rather than with its custodian, in accordance with Rule 17f-6 under the 1940 Act. A margin deposit made when the Futures Contract is entered into (“initial margin”) is intended to assure the Fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract. Futures Contracts customarily are purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“margin variation”). If the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, however, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

Volatility and Leverage. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities in the Fund’s portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities, including technical influences in Futures trading and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss of 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, the Fund presumably would have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund sets aside and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less margin deposit.

In the case of a Futures contract sale, the Fund either will set aside amounts, as in the case of a Futures Contract purchase, own the security underlying the contract or hold a call option permitting the Fund to purchase the same Futures Contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Fund’s assets to cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

Options on Futures Contracts. Options on Futures Contracts are similar to options on securities except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities themselves. Such options would be used in a manner identical to the use of options on Futures Contracts.

To reduce or eliminate the leverage then employed by the Fund, or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

Swaps, Caps, Floors and Collars — The Fund may enter into interest rate, total return and index swaps.  The Fund may also enter into the purchase or sale of related caps, floors and collars. The Fund usually will enter into interest rate swaps on a net basis if the contract so provides, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes, the Fund and the Sub-Adviser believe that they do not constitute senior securities under the 1940 Act if appropriately covered and, thus, will not treat them as being subject to the Fund’s borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody’s or S&P or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Sub-Adviser. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed, and, for that reason, they are less liquid than swaps.

Credit Derivative Transactions — The Fund may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.

Fund may invest in credit default swap transactions and credit-linked notes (described below) for hedging or investment purposes. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may, after default, have lost some, most, or all of its value.

The Fund may be either the buyer or seller in a credit default swap transaction and generally will be a buyer in instances in which the Fund actually owns the underlying debt security and seeks to hedge against the risk of default in that debt security. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference asset. The Fund generally will be a seller when it seeks to take the credit risk of a particular debt security, and, as a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and ten years, provided that there is no event of default. With respect to credit default swaps of which it is the seller, the Fund may have to segregate liquid assets and mark the same to market on a daily basis in an amount necessary to comply with applicable regulatory requirements. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement and/or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

When the Fund purchases credit default swap contracts in order to hedge against the risk of default of debt securities it holds, it is subject to the risk that the swap may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also involves credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund may invest in credit-linked notes. Credit-linked notes are securities that are collateralized by one or more credit default swaps on corporate credits. The difference between a credit default swap and a credit-linked note is that the buyer of a credit-linked note receives the principal payment from the seller at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.

Credit-linked notes are subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note. Credit default swaps and credit-linked notes may be illiquid. The Fund will invest in such instruments consistent with applicable liquidity requirements.

Shares of Other Investment Vehicles — The Fund may invest in shares of other investment companies or other investment vehicles, which may include, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”) such as index-based investments such as SPDRs (based on the S&P 500), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index) and DIAMONDS (based on the Dow Jones Industrial Average). To the extent the Fund invests in other investment companies or other investment vehicles, the Fund and its shareholders will incur the Fund’s pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). Investment in the shares of other investment companies or investment vehicles thus has the effect of requiring shareholders to pay the operating expenses (including, for example, investment advisory and other management fees) of two or more mutual funds. In addition, the Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

Emerging Countries — The Fund may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.

Foreign Investment Restrictions — Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

Political and Economic Risks — Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

An investment in the Fund which invests in non-U.S. companies is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Political Instability — Certain countries in which the Fund may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.

Non-Uniform Corporate Disclosure Standards and Governmental Regulation —Non-U.S. companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by the Fund will not be registered with the Securities and Exchange Commission or regulators of any foreign country, nor will the issuers thereof be subject to the Securities and Exchange Commission’s reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Sub-Adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about non-U.S. companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

Adverse Market Characteristics — Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Sub-Adviser will consider such difficulties when determining the allocation of the Fund’s assets.

Non-U.S. Withholding Taxes — The Fund’s investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund’s investment income and gains.

Costs — Investors should understand that the expense ratio of the Fund that invests in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund are higher.

Eastern Europe — Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country’s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund’s assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act, and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

American Depositary Receipts (ADRs) — The Fund may invest in ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a non-U.S. company’s securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See “Foreign Investment Restrictions,” above.

Liquidity — Investments are subject to liquidity risk when they are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Management — The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Sub-Adviser and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives.

INVESTMENT RESTRICTIONS

The Fund operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (1) 67% or more of the Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the Fund’s outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund’s Board of Directors without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations, except with respect to the borrowing limitation. With regard to the borrowing limitation, the Fund will comply with the applicable restrictions of Section 18 of the 1940 Act. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated, unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. Calculation of the Fund’s total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Proxy Statement/Prospectus or this Statement of Additional Information will not include cash collateral held in connection with the Fund’s securities lending activities.

Fundamental Policies — The fundamental policies of the Fund are:

1.
Diversification. The Fund shall be a “diversified company” as that term is defined under the Investment Company Act of 1940, and as interpreted, modified or applied by government or regulatory authorities having jurisdiction from time to time.

2.
Underwriting. Not to act as underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.

3.
Industry Concentration. Not to invest in an amount equal to, or in excess of, 25% or more of the Fund’s total assets in a particular industry (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing.

4.
Real Estate. Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this does not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

5.	Commodities. Not to purchase or sell physical commodities, except that the Fund may enter into futures contracts and options or other instruments thereon or as a result of ownership of securities.

6.
Loans. Not to lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective and policies or (ii) by engaging in repurchase agreements with respect to portfolio securities.

7.	Borrowing. Not to borrow in excess of 33 1/3% of the Fund’s total assets.

8.
Senior Securities. Not to issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time. (A “senior security” generally is an obligation of the Fund that has a claim to the Fund’s assets or earnings that takes precedence over the claims of the Fund’s shareholders.)

9.
Fund Name. The Fund will invest will invest, under normal market conditions, at least 80% of its assets in a diversified portfolio of municipal securities whose interest is free from federal income tax.

For purposes of Fundamental Policy (1), the Fund generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan, but may under unusual circumstances also consider the lender or person interpositioned between the lender and the Fund to be the issuer of a syndicated bank loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or interpositioned person; general economic conditions applicable to such lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such lender or interpositioned person incurred by the Fund.

The Fund interprets Fundamental Policy (4) to prohibit the purchase of real estate limited partnerships.

For purposes of Fundamental Policies (1) and (3), each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Further, in the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If an industrial development bond or government issued security is guaranteed by a governmental or other entity, such guarantee would be considered a separate security issued by the guarantor. For the purpose of Fundamental Policy (3), industries are determined by reference to the classifications of industries set forth in the Fund’s semiannual and annual reports.

For the purposes of Fundamental Policy (7) and consistent with any borrowing restrictions listed in the Fund’s Prospectus or this Statement of Additional Information, the Fund may borrow money from a bank or other lenders if permitted by the 1940 Act.

For the purposes of Fundamental Policy (8), the term “as permitted under the 1940 Act” indicates that, unless otherwise limited by non-fundamental policies, the Fund can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof and that no further action generally would be needed to conform the borrowing and senior securities policy of the Fund to future change in the 1940 Act and interpretations thereof.  Pursuant to the provisions of the 1940 Act and interpretations thereof, the Fund is permitted to borrow from banks and may also enter into certain transactions that are economically equivalent to borrowing. Under the 1940 Act and interpretations thereof, a borrowing transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Fund, if the Fund: (1) maintains an offsetting financial position; (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Fund's potential economic exposure under the borrowing transaction; or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance.

Operating Policies — The operating policies (i.e., those that are non-fundamental) of the Fund are:

1.
Borrowing. The Fund may not borrow money or securities for any purposes except that borrowing up to 10% of the Fund’s total assets from commercial banks is permitted for emergency or temporary purposes.

2.
Options. The Fund may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund’s total assets. The Fund may write only covered put and call options.

3.
Investment Companies. Except in connection with a merger, consolidation, acquisition, or reorganization, the Fund may not invest in securities of other investment companies, except in compliance with the 1940 Act, and the rules thereunder.

4.
Operating History. The Fund may not invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities.

5.	Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

6.
Liquidity. The Fund may invest up to 15% of its net assets in illiquid securities, which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund was valuing the security.

For the purposes of Operating Policy (1) above, the policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Fund's policies. For the purposes of Operating Policy (3) above, the Fund may invest without limitation in other investment companies that are part of the same group of investment companies if permitted by applicable SEC rules under the 1940 Act and can also invest in other investment companies within certain limits set forth under the 1940 Act (which requires, for example, that, subject to exceptions, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund), the rules thereunder and applicable exemptive relief.  For purposes of Operating Policy (6) above, under normal circumstances, the Fund will not hold more than 15% of its assets in illiquid securities; however, if securities that were liquid at the time of purchase subsequently become illiquid and result in the Fund holding illiquid securities in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid securities and may reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Fund to protect the confidentiality of its holdings and prevent the selective disclosure of non-public information about its portfolio holdings. The Fund’s service providers, to which the Fund may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of any Fund may be disclosed to any unaffiliated third party, except as provided below. The policy does not require a delay between the date of the information and the date on which the information is disclosed; however, recipients of non-public information will be subject to a confidentiality agreement and/or other restrictions on the use and dissemination of non-public portfolio holdings information as described in more detail below. The Board has adopted formal procedures governing compliance with this policy.

The Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Fund’s completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.

Once operational, the Fund will publish a complete list of its month-end portfolio holdings on its website generally within one to two days after the end of each calendar month. Such information will remain online for four months, or as required by law. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Fund. The Fund may then forward the information to investors, consultants and others at their request.

Numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper, and due diligence departments of broker/dealers and wirehouses regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Fund by these services and departments, the Fund may at any time as deemed necessary, consistent with its policies and procedures, distribute (or authorize its service providers to distribute) the Fund’s securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (1) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Fund (or any other fund that invests in one the Fund) before the portfolio holdings become public information, and (2) the recipient signs a written confidentiality agreement, which includes provisions that require the recipient to limit access to such information only to its employees who are subject to a duty not to trade on non-public information. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Fund also may disclose portfolio holdings information on an ongoing basis to certain service providers of the Fund and others, who either by agreement or because of their respective duties to the Fund are required to maintain the confidentiality of the information disclosed. The Fund’s service providers and others who generally are provided such information in the performance of their contractual duties and responsibilities may include the Fund’s custodians, Investment Manager and Sub-Adviser, administrators, independent registered public accountants, attorneys, officers and directors, and each of their respective affiliates. Once operational, the following entities will receive this information on a daily basis: Factset (an analytical system used for portfolio attribution and performance); UMB Bank, N.A. and State Street Bank and Trust Company (the Fund’s custodian banks); Interactive Data and Loan Pricing Corporation (the Fund’s pricing services); and InvestOne (Sungard) (the Fund’s accounting system).

Neither the Fund nor its service providers receive any compensation from such services and departments. Subject to such departures as the Fund’s chief compliance officer (“CCO”) believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the respective Fund (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement, and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

Only the Board or CCO may authorize disclosure of the Fund’s securities holdings. In addition to the Board, the CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board any violations of the Fund’s policies and procedures on disclosure of portfolio holdings.

Any disclosure of the Fund’s securities holdings must serve a legitimate business purpose of the Fund and must be in the best interest of the Fund’s shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Fund and its shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Fund, its shareholders, and any third party are resolved prior to disclosure. The Fund reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund’s policy and any applicable confidentiality agreement. Neither the Fund nor the Investment Manager receive any compensation or other consideration in connection with these arrangements.

As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Fund’s Board of Directors on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Fund will promptly terminate the disclosure arrangement.

MANAGEMENT OF THE FUND

Board Responsibilities — The management and affairs of Income Fund are overseen by its Board of Directors under the laws of the State of Kansas and the 1940 Act. The Board is responsible for overseeing the management and affairs of the Fund. The Board has considered and approved contracts, as described below, under which certain companies provide essential management and administrative services to Income Fund. The day-to-day business of the Fund, including the day-to-day management of risk, is performed by third-party service providers, primarily the Investment Manager, Sub-Adviser and Rydex Distributors, LLC (the “Distributor”). The Board is responsible for overseeing the Fund’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of Income Fund or the Fund. The Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of Income Fund and its service providers, including in particular Income Fund’s Chief Compliance Officer and its independent accountants. The Board and, with respect to identified risks that relate to its purpose, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

Under the oversight of the Board, the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of Income Fund and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of Income Fund’s business and, consequently, for managing the risks associated with that activity.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Investment Manager, Distributor and other service providers, each of which has an independent interest in risk management, which interest could differ from or conflict with that of Income Fund. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

Directors and Officers — The Board of Directors of Security Income Fund is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. In addition, the Directors review contractual arrangements with companies that provide services to the Fund and review the Fund’s performance. The directors and officers of the Fund and their principal occupations for at least the last five years are listed below. The Directors have various experience, qualifications, attributes, and skills that allow the Board to operate effectively in governing the Fund and in protecting the interests of shareholders. Each Director has considerable familiarity with the Fund, its adviser and distributor, and their operations, as well as the special responsibilities of investment company directors as a result of his or her substantial service as a Director of the Fund. The following is a brief discussion of the specific experience, skills, attributes, and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a Director of the Fund.

Richard M. Goldman. Mr. Goldman has served as Chairman and a Director of Security Income Fund Board since 2008. Mr. Goldman has over 17 years experience in the asset management business. Currently, he is the Chief Executive Officer of the Investment Manager.  Prior to joining the Investment Manager in 2007, Mr. Goldman was the President, Chief Executive Officer, and Chairman of Forstmann-Leff Associates from 2003 until 2005, and he was the Managing Director and Head of Americas Institutional Business at Deutsche Asset Management from 1999 until 2003. Before 1999, Mr. Goldman was Head of Institutional Sales and Multinational Organizations at State Street Global Advisors from 1993 until 1999, and the Director of New Business Development at Loyalty

Management Group from 1992 until 1993. Mr. Goldman also was a sales representative at Proctor & Gamble from 1983 until 1984, when he joined IBM as a Unit Manager until 1992.

Donald A. Chubb, Jr. Mr. Chubb has served as a Director since 1994 and has served as Chair of the Nominating Committee since 2005 and as Lead Independent Director since 2010. Mr. Chubb has worked in the business brokerage and commercial real estate market for over 13 years. Prior he owned and operated electric sign companies and was a director of Fidelity Bank and Trust.

Harry W. Craig, Jr. Mr. Craig has served as a Director since 2004 and as Chair of the Contract Renewal Committee since 2005. Mr. Craig is the retired Chairman and Chief Executive Officer of Martin Tractor Company, Inc., a Caterpillar Dealership. Mr. Craig is currently the Chairman, Chief Executive Officer, and Director of The Craig Group, Inc. He is also the Managing Member of Craig Family Investments, LLC. Mr. Craig was Trustee and Treasurer of Sunflower Foundation: Health Care for Kansans for eight years. Mr. Craig is a director, finance committee member, and past Chairman on the board of Stormont-Vail HealthCare. Mr. Craig practiced as a lawyer prior to his business career.

Penny A. Lumpkin. Ms. Lumpkin has served as a Director since 1993 and as Chair of the Audit Committee since 1995. Ms. Lumpkin has experience with various business and real estate ventures, currently as Partner of Vivian’s Gift Shop (corporate retail), Vice President, Palmer Companies, Inc. (small business and shopping center development) and Senior Vice President, PLB (real estate equipment leasing).

Maynard F. Oliverius. Mr. Oliverius has served as a Director since 1998. Mr. Oliverius is President and Chief Executive Officer of Stormont-Vail HealthCare. From 2005 through 2008 Mr. Oliverius was on the Board of Trustees of the American Hospital Association. Mr. Oliverius has a masters degree in Health Care Administration.

Dr. Jerry B. Farley. Dr. Farley has served as a Director since 2005. Dr. Farley has over 38 years of experience in the administration of the academic, business and fiscal operations of educational institutions. Dr. Farley has served as President of Washburn University since 1997. Prior to 1997, Dr. Farley worked in various executive positions for the University of Oklahoma and Oklahoma State University, including Vice President of Community Relations and Economic Development, Vice President of Administration and Chief Financial Officer. Dr. Farley holds an MBA and a Ph.D. in Higher Education Administration and is a C.P.A. Dr. Farley serves on the board of Westar Energy, Inc., a NYSE listed company, and CoreFirst Bank and Trust.

The Chairman of the Board of Directors, Richard M. Goldman, is an “interested person,” as that term is defined by the 1940 Act, of Income Fund. Donald A. Chubb, Jr., who is not an interested person of Income Fund, serves as its Lead Independent Director. The Board has determined that the leadership structure of Income Fund is appropriate, subject to the proposal to elect additional Directors as more fully described below, given its specific characteristics and circumstances; in particular, the Board has considered that the Independent Directors constitute a substantial majority of the Board and are advised by independent counsel experienced in 1940 Act matters, and the role of the Lead Independent Director is to act as a liaison between the Independent Directors and management and promote the open flow of information and views between Fund management and the Independent Directors. In addition, the Board considered the benefits of having the Board meetings run by a member of management who is immersed in the Fund’s business on a day-to-day basis and is a mutual fund industry participant. The Board also considered that the current structure and processes for developing Board meeting agendas and conducting Board meetings results in full and constructive discussions of Fund business that focus the Directors on important issues facing the Fund.

Name, Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served1	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Independent Directors
Donald A. Chubb, Jr. One Security Benefit Place Topeka, KS 66636-0001 (DOB 12/14/46)	Lead Independent Director, Chair of Nominating Committee	Director since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc.	29	None
Harry W. Craig, Jr. One Security Benefit Place Topeka, KS 66636-0001 (DOB 5/11/39)	Director, Chair of Contract Renewal Committee	Since 2004	Current: Chairman, CEO, & Director, The Craig Group, Inc.; Managing Member of Craig Family Investments, LLC. Prior to November 1, 2009, Chairman, CEO, Secretary & Director, The Martin Tractor Company, Inc.	29	None
Penny A. Lumpkin One Security Benefit Place Topeka, KS 66636-0001 (DOB 8/20/39)	Director, Chair of Audit Committee	Since 1993	Current: Partner, Vivian’s Gift Shop (Corporate Retail); Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development); PLB (Real Estate Equipment Leasing).	29	None
Maynard F. Oliverius One Security Benefit Place Topeka, KS 66636-0001 (DOB 12/18/43)	Director	Since 1998	Current: President and Chief Executive Officer, Stormont-Vail HealthCare.	29	None
Jerry B. Farley One Security Benefit Place Topeka, KS 66636-0001 (DOB 9/20/46)	Director	Since 2005	Current: President, Washburn University.	29	Westar Energy; CoreFirst Bank & Trust

Name, Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served1	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Directors who are “Interested Persons”2
Richard M. Goldman Six Landmark Square Stamford, CT 06901 (DOB 3/4/61)	Director, President, and Chairman of the Board	Since 2008
Current: Senior Vice President, Security Benefit Corporation; CEO, Security Benefit Asset Management Holdings, LLC; CEO, President & Manager Representative, Security Investors, LLC; CEO & Manager, Rydex Holdings, LLC; CEO, President, & Manager, Rydex Distributors, LLC; Manager, Rydex Fund Services, LLC; and President & Trustee, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds and Rydex Variable Trust

Director, First Security Benefit Life Insurance Company (2007–2010); President & Director, Security Global Investors (2010–2011); CEO & Director, Rydex Advisors, LLC & Rydex Advisor II, LLC (2010); and Director, Security Distributors, Inc. (2007-2009). Managing Member, RM Goldman Partners, LLC (2006-2007). President and CEO, ForstmannLeff (2003-2005).

				29	Rydex Series Funds (60); Rydex ETF Trust (25); Rydex Dynamic Funds (8); Rydex Variable Trust (58)
1  Directors serve until the next annual meeting or their successors are duly elected and qualified.
2  This director is deemed to be an “interested person” of the Fund under the 1940 Act by reason of his position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

Name, Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served1	Principal Occupation(s) during the Past 5 Years
Officers
Mark P. Bronzo One Security Benefit Place Topeka, KS 66636-0001 (DOB 11/1/60)	Vice President	Since 2008	Current: Portfolio Manager, Security Investors, LLC. Managing Director and Chief Compliance Officer, Nationwide Separate Accounts LLC. (2003-2008)
Keith A. Fletcher One Security Benefit Place Topeka, KS 66636-0001 (DOB 02/18/58)	Vice President	Since 2010
Current: Senior Vice President, Security Investors, LLC; Vice President, Rydex Holdings, LLC; Vice President, Rydex Specialized Products, LLC; Vice President, Rydex Distributors, LLC; Vice President, Rydex Fund Services, LLC; Vice President and Director, Advisor Research Center, Inc.; and Vice President, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds and Rydex Variable Trust
Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); and Vice President, Rydex Advisors II, LLC (2010)

Name, Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served1	Principal Occupation(s) during the Past 5 Years
Officers
Joanna M. Haigney Catalucci One Security Benefit Place Topeka, KS 66636-0001 (DOB 10/10/1966)	Chief Compliance Officer	Since 2010
Current: Chief Compliance Officer & Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC

Senior Vice President, Security Global Investors, LLC (2010-2011); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC & Rydex Advisors II, LLC (2010)

Nikolaos Bonos One Security Benefit Place Topeka, KS 66636-0001 (DOB 05/30/1963)	Treasurer	Since 2010
Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Vice President & Treasurer, Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; and Rydex Variable Trust; and Vice President, Security Benefit Asset Management Holdings, LLC

Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC

Joseph M. Arruda One Security Benefit Place Topeka, KS 66636-0001 (DOB 09/05/1966)	Assistant Treasurer	Since 2010
Current: Vice President, Security Investors, LLC; Chief Financial Officer & Manager, Rydex Specialized Products, LLC; and Assistant Treasurer, Rydex Series Funds; Rydex Dynamic Funds; Rydex ETF Trust; and Rydex Variable Trust

Vice President, Security Global Investors, LLC (2010-2011); and Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010)

Amy J. Lee One Security Benefit Place Topeka, KS 66636-0001 (DOB 6/5/61)	Secretary and Vice President	Since 1987 (Secretary) Since 2007 (Vice President)
Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Assistant Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Senior Vice President & Secretary, Security Global Investors, LLC (2007-2011); Senior Vice President & Secretary, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010); and Director, Brecek & Young Advisors, Inc. (2004-2008)

Mark A. Mitchell One Security Benefit Place Topeka, KS 66636-0001 (DOB 8/24/64)	Vice President	Since 2003	Current: Portfolio Manager, Security Investors, LLC Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003-2010)
Joseph C. O’Connor One Security Benefit Place Topeka, KS 66636-0001 (DOB 7/15/60)	Vice President	Since 2008	Current: Portfolio Manager, Security Investors, LLC. Managing Director, Nationwide Separate Accounts LLC. (2003-2008)
Daniel W. Portanova One Security Benefit Place Topeka, KS 66636-0001 (DOB 10/2/60)	Vice President	Since 2008	Current: Portfolio Manager, Security Investors, LLC. Managing Director, Nationwide Separate Accounts LLC. (2003-2008)

Name, Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served1	Principal Occupation(s) during the Past 5 Years
Officers
James P. Schier One Security Benefit Place Topeka, KS 66636-0001 (DOB 12/28/57)	Vice President	Since 1998	Current: Senior Portfolio Manager, Security Investors, LLC Vice President & Senior Portfolio Manager, Security Benefit Life Insurance Company (1998-2010)
David G. Toussaint One Security Benefit Place Topeka, KS 66636-0001 (DOB 10/10/66)	Vice President	Since 2005	Current: Portfolio Manager, Security Investors, LLC. Assistant Vice President and Portfolio Manager, Security Benefit Life Insurance Company. (2005-2009)
1 Officers serve until the next annual meeting or their successors are duly elected and qualified.

Election of Directors — Prior to the Reorganization, shareholders of record as of October 3, 2011 of each series of Income Fund that has already commenced investment operations will be asked to elect seven individuals to the Board of Income Fund, including the six current directors listed above, in a separate proxy statement.  The remaining nominee, Donald C. Cacciapaglia, is an “interested person,” as that term is defined by the 1940 Act, of Income Fund.  In connection with the anticipated acquisition by Guggenheim Capital, LLC (“Guggenheim Capital”) of the Investment Manager and certain affiliated businesses, as more fully described in the Proxy Statement/Prospectus, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim Capital’s investment management business, and who would serve on other boards in the Rydex | SGI family of funds, would be beneficial to the Municipal Fund and its shareholders.  If elected, Mr. Cacciapaglia would be an “interested person” due to the position he holds with Guggenheim Capital.  In addition, the Board considered the increased number of funds under its oversight and the future need for additional board members to fill vacancies from scheduled retirements.

The Board believes that it is in shareholders’ best interest to have a Board that is, to the extent possible, composed entirely of elected directors.  The Board also believes that good governance practices involve having a majority of its members be Independent Directors.  If all of the nominees are elected, the Board will consist of five Directors who are not considered to be “interested persons” of Municipal Fund as defined in the 1940 Act and two Directors who are considered to be “interested persons” of Municipal Fund as defined in the 1940 Act.  If elected, Mr. Cacciapaglia would not immediately begin his term as a Director.  For regulatory and governance reasons (in order to maintain the balance on the Board among Directors who are non-interested and those who have affiliations with the Investment Manager so that at least 75% of Directors are non-interested), however, the term of Mr. Cacciapaglia would not be effective until an additional Independent Director is appointed by the Board (or the balance is otherwise maintained).  This search for an additional Independent Director is still underway.  It is currently anticipated, however, that an additional Independent Director would be appointed (without a shareholder vote, as authorized by law) once he or she is selected.

Name, Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Donald C. Cacciapaglia (60)	Nominee	N/A	Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present Channel Capital Group Inc.: Chairman and CEO from April 2002 to February 2010	None	None

The Nominating Committee, which is responsible for considering and presenting to the Board candidates it proposes for nomination as Directors, recommended that the Board expand in size to eight members, and include a

Director who is affiliated with the Investment Manager’s parent company, Guggenheim Capital, as well as an additional Independent Director when selected.  The Board considered the long-term ability of the Rydex | SGI family of funds to operate in an efficient and cohesive manner and determined that expanding the size of the Board to include a representative of the parent of the Investment Manager would benefit the Municipal Fund and that creating an eighth position on the Board to add an Independent Director also would benefit the Municipal Fund and would be necessary to maintain the current balance of interested and non-interested Directors.  The Nominating Committee also considered Mr. Cacciapaglia’s skills and background, as described below, and noted that his past and current experience in various aspects of banking and finance would make him a strong addition to the Board.  At a meeting held on September 19, 2011, the Board approved the Nominating Committee’s recommendation that the seven nominees stand for election.

Mr. Cacciapaglia is President and Chief Administrative Officer of Guggenheim Capital’s investment management business.  Most recently he was chairman and CEO of Channel Capital Group Inc. and its subsidiary broker-dealer, Channel Capital Group LLC, an affiliate of Guggenheim Capital, from 2002 through 2010.  From 1996 until 2002 when he joined Channel Capital Group, Mr. Cacciapaglia held the position of Managing Director and Chief Operating Officer of the Investment Banking Group at PaineWebber.  Additionally, in 1998, he started PaineWebber’s Private Equity Group and assumed responsibility for the coverage of Leveraged Buyout firms and the Investment Bank’s Business Development Group. Before that, Mr. Cacciapaglia was Chief Operating Officer of the Short and Intermediate Trading Group at CS First Boston (1995-1996).  However, based on the requirement that applies to the Fund that 75% of the Board be composed of “independent” Directors, Mr. Cacciapaglia’s term will only begin when an additional Independent Director is appointed (or the balance is otherwise maintained).  Mr. Cacciapaglia does not own any shares of the Municipal Fund, and he would not be compensated by Income Fund if he becomes a Director.

COMMITTEES

Audit Committee — The Board of Directors has an Audit Committee, the purpose of which is to meet with the independent registered public accountants, to review the work of the auditors, and to oversee the handling by the Investment Manager of the accounting functions for the Fund. The Audit Committee consists of the following independent directors: Messrs. Craig, Chubb, Farley and Oliverius and Ms. Lumpkin. The Audit Committee held two meetings during the fiscal year ended December 31, 2010.

Contract Renewal Committee — The Board of Directors has a Contract Renewal Committee, the purpose of which is to meet in advance of the annual contract renewal meeting and review relevant information before voting on whether to renew the Fund’s investment advisory agreements. The Committee also considers whether additional information should be requested from management in connection with the annual review of the advisory and any sub-advisory agreements relating to the series of Income Fund. The Contract Renewal Committee consists of the following independent directors: Messrs. Craig, Chubb, Farley and Oliverius and Ms. Lumpkin. The Contract Renewal Committee held no meetings during the calendar year ended December 31, 2010.

Nominating Committee — The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include, at a minimum, the following information as to each individual proposed for nominations as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected) and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations. The Nominating Committee consists of Messrs. Chubb, Farley, Craig, and Oliverius and Ms. Lumpkin. The Nominating Committee held no meetings during the calendar year ended December 31, 2010.

REMUNERATION OF DIRECTORS

The Fund’s directors, except those directors who are “interested persons” of the Fund, receive from all five of the registered investment companies to which the Investment Manager provides investment advisory services (collectively, the “Rydex | SGI Funds”) an annual retainer of $32,000 and a fee of $6,000 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Fund’s joint audit committee receive a fee of $3,500 per meeting and reasonable travel costs for each meeting of the Fund’s audit committee attended and $2,500 per any telephone board meeting for which there is an agenda, minutes and a duration of one hour or more. The Fund pays proportionately its respective share of independent directors’ fees, audit committee fees and travel costs based on relative net assets.

The Investment Manager compensates its officers and directors who may also serve as officers or directors of the Fund. The Fund does not pay any fees to, or reimburse expenses of, directors who are considered “interested persons” of the Fund. The aggregate compensation paid by the Fund to each of the directors during the fiscal year ended December 31, 2010, and the aggregate compensation paid to each of the independent directors during calendar year 2010 by the Rydex | SGI Funds, are set forth below. Each of the directors is a director of each of the other registered investment companies in the Rydex | SGI Funds, as defined on the last page of this Statement of Additional Information.

Names of Independent Directors of the Fund	Aggregate Compensation paid by the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Rydex | SGI Funds Complex, Including the Fund
Donald A. Chubb, Jr.	$0	$0	$0	$77,500
Harry W. Craig, Jr.	0	0	0	77,500
Penny A. Lumpkin	0	0	0	77,500
Jerry B. Farley	0	0	0	77,500
Maynard F. Oliverius	0	0	0	77,500

Names of Directors who are “Interested Persons” of the Fund	Aggregate Compensation paid by the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Rydex | SGI Funds Complex, Including the Fund
Richard M. Goldman	$0	$0	$0	$0

PRINCIPAL HOLDERS OF SECURITIES

As of the date of this Statement of Additional Information, no shareholders owned beneficially or of record 5% of the outstanding shares of the Fund as the Fund had not commenced operations prior to the date of this SAI.

DIRECTORS’ OWNERSHIP OF SECURITIES

As of December 31, 2010, the Directors of the Fund beneficially owned shares of the Fund in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below.

Name of Independent Director	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Donald A. Chubb, Jr.	Security Income Fund, Municipal Fund	$0	Over $100,000
Penny A. Lumpkin	Security Income Fund, Municipal Fund	$0	Over $100,000
Maynard F. Oliverius	Security Income Fund, Municipal Fund	$0	Over $100,000
Harry A. Craig	Security Income Fund, Municipal Fund	$0	Over $100,000
Jerry B. Farley	Security Income Fund, Municipal Fund	$0	Over $100,000

As of December 31, 2010, the following Directors who are “interested persons” of the Fund beneficially owned shares of the Fund in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below.

Name of “Interested” Director	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Richard M. Goldman	Security Income Fund, Municipal Fund	$0	$10,001-$50,000

HOW TO PURCHASE SHARES

Investors may purchase shares of the Fund through broker/dealers, banks, and other financial intermediaries that have an agreement with the Distributor or with Rydex Fund Services, LLC (the “Transfer Agent”). The minimum initial investment is $100 with respect to Class A and C shares. There is no minimum for subsequent purchases made by check and wire; there is a $20 minimum for subsequent purchases made by ACH. An application may be obtained from the Transfer Agent.

The Fund also offers Institutional Class shares, which are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, and corporations. Institutional Class shares of the Fund may also be offered through certain authorized financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Fund. The minimum initial investment for Institutional Class shares is $2 million. The minimum initial investment amount may be waived for purchases of Institutional Class shares by the Fund.

Orders for the purchase of shares of the Fund will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Transfer Agent or the Distributor, generally as of the close of the NYSE on that day, plus the sales charge in the case of Class A shares. Orders received by financial intermediaries prior to the close of the NYSE and received by the Distributor or Transfer Agent prior to the close of that business day will be confirmed at the offering price effective as of the close of the NYSE on that day. Dealers and other financial services firms are obligated to transmit orders promptly. In addition, pursuant to contractual arrangements with the Fund’s Distributor or Transfer Agent, orders received by a financial intermediary prior to the close of the NYSE may be sent on the next following business day and receive the previous day’s price. Purchase orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by the Fund at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted.

The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail and send purchase proceeds by check, wire transfers or ACH. Purchases may also be made online; please visit www.traderydex.com for more information.  The Fund does not accept cash or cash equivalents (such as traveler’s checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). The Fund reserves the right to refuse other payment instructions if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of contribution.

The Fund reserves the right to withdraw all or any part of the offering made by a prospectus and to reject purchase orders.

As a convenience to investors and to save operating expenses, the Fund does not issue certificates for Fund shares.  If you do not specify which Rydex | SGI fund(s) you want to purchase, your investment will be credited to the US Government Money Market fund which is offered in a separate prospectus.

Cancelled Purchase Orders-The Transfer Agent will ordinarily cancel your purchase order under the following circumstances:

• if your bank does not honor your check for any reason
• if the Transfer Agent does not receive your wire transfer
• if the Transfer Agent does not receive your ACH transfer
• if your bank does not honor your ACH transfer

If your purchase order is cancelled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund(s) may have experienced from the time of your order to the time of its cancellation.  In addition, if the Fund(s) NAV decreases in value from the time of your order to the time of its cancellation, the Fund(s) will hold you liable for any losses that it incurs as a result of your cancelled order.

A $50 returned check fee may be imposed on purchase checks returned for insufficient funds.

To obtain same day credit (to get that business day’s NAV) for your wire purchase order, you should call the Transfer Agent and provide the following information prior to the cutoff time for the fund(s) you are purchasing:

•	Account number
•	Fund name
•	Amount of wire
•	Fed wire reference number

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify the Transfer Agent of the incoming wire, your purchase order may not be processed until the next business day following the receipt of the wire.

Alternative Purchase Options — Municipal Fund permits new subscriptions of three classes of shares, Class A, Class C, and Institutional Class shares.

Class A Shares — Front-End Load Option. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of up to 1% in the event of a redemption within one year of the purchase).

Class C Shares — Level Load Option. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.  If your intermediary has entered into an agreement to forego receipt of an initial 1.00% sales commission, the Distributor will waive any applicable deferred sales charge when you redeem your Class C shares.

Institutional Class Shares. Institutional Class shares of the Fund are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.

Class A Shares — Class A shares are offered at NAV plus an initial sales charge as follows:

Amount of Purchase at Offering Price	Sales Charge
	Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75	3.90	3.00
$100,000 but less than $250,000	2.75	2.83	2.20
$250,000 but less than $1,000,000	1.75	1.78	1.40
$1,000,000 or more	None	None	(See below)

Purchases of Class A shares of the Fund in amounts of $1,000,000 or more are at NAV (without a sales charge), but are subject to a contingent deferred sales charge of 1% in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see “Calculation and Waiver of Contingent Deferred Sales Charges.” The Distributor will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus 0.50% on sales of $5,000,000 or more up to $10,000,000, and 0.10% on any amount of $10,000,000 or more. The Distributor may also pay a commission of up to 1% to dealers who initiate or are responsible for purchases of $500,000 or more by certain retirement plans as described under “Purchases at Net Asset Value” in the Proxy Statement/Prospectus. Such purchases may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

As discussed in the Proxy Statement/Prospectus, the Fund has adopted a Distribution Plan for its Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the Fund to pay as compensation an annual fee to the Distributor of 0.25% of the average daily NAV of the Class A shares of the Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for the Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

Class C Shares — Class C shares are offered at NAV without an initial sales charge. With certain exceptions, the Fund may impose a deferred sales charge on shares redeemed within one year of the date of purchase. (If your intermediary has entered into an agreement to forego receipt of an initial 1.00% sales commission, the Distributor will waive any applicable deferred sales charge when you redeem your Class C shares.) No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you and is retained by the Distributor.

The Fund bears some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares (“Class C Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides for payments of compensation to the Distributor at an annual rate of 1.00% of the average daily NAV of Class C shares. Amounts paid by the Fund are used to pay dealers and other firms that make Class C shares available to its customers: (1) a commission at the time of purchase normally equal to 0.75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.75% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund. In the case the Fund or Class C shares are closed to new investors or investments, the Distributor also may use the fees payable under the Class C Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.

Institutional Class Shares — Institutional Class shares of the Fund are priced at the NAV next determined after receipt and acceptance of a purchase order by the Fund’s transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Fund may also designate further intermediaries to accept purchase and redemption orders on behalf of the Fund. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. The minimum initial investment is $2 million. Fund shares purchased directly from the Fund are not assessed such additional charges.

Specific eligibility requirements that apply to prospective investors of the Fund’s Institutional Class shares include:

•	Employee benefit plan programs that have at least $25 million in plan assets.

•	Broker/dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Fund via omnibus accounts.

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Fund via omnibus accounts.

•	Section 529 college savings plan accounts pursuant to the Internal Revenue Code of 1986, as amended

(the “Code”).

•	Funds of Funds advised by Security Investors, LLC or its affiliates;

•	Funds of Funds advised by unaffiliated investment advisers.

•	Institutions that invest the minimum initial investment amount in the Fund.

The Fund reserves the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Fund at its discretion.

Minimum Account Balance — The Institutional Class shares of the Fund has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.

Distribution Plans — The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Fund has enacted a distribution plan applicable to its Class A and Class C shares. Under these Distribution Plans, the Distributor is authorized to pay service fees and commissions to dealers and other firms that sell (or have sold) shares of the applicable class, engage in advertising, prepare and distribute sales literature and engage in other promotional activities on behalf of the Fund. The Distributor is required to report in writing to the Board of Directors regarding the payments made and services provided under the Plans, and the Board will review at least quarterly, the amounts and purpose of any payments made under such Plans. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether a Plan should be continued.

Each Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plans may not be amended to increase materially the amount of distribution payments thereunder without approval of the shareholders of the applicable class of the Fund.

Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees, including Mr. Goldman (Director of the Fund) and Ms. Lee (Officer of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors has a direct or indirect financial interest in the operation of the Distribution Plan.

Benefits from the Distribution Plan may accrue to the Fund and its shareholders from the growth in assets due to sales of shares to the public and/or retention of existing Fund assets, which may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund’s assets, and facilitating economies of scale (e.g., block purchases) in the Fund’s securities transactions.

Rules established by the Financial Industry Regulatory Authority (“FINRA”) limit the aggregate amount that the Fund may pay annually in distribution costs for the sale of its shares to 6.25% of gross sales of shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor). The Distributor monitors this limit with regard to each of the Fund’s share classes. The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with a Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Fund. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

A Distribution Plan may be terminated at any time by vote of directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding shares of the applicable class. In the event a Distribution Plan is terminated by the shareholders or the Fund’s Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Fund makes no payments in connection with the sales of its shares other than the distribution fee paid to the Distributor.

Rule 12b-1 Plan Expenses — Rydex Distributors, LLC is the distributor of the Fund.  Because the Fund is new, it has not yet paid any fees to Rydex Distributors, LLC for its services.

The 12b-1 Plans are “compensation plans” which means that all amounts generated under the plans are paid to the Distributor irrespective of the actual costs incurred by the Distributor in distributing the Fund. The Distributor is the Underwriter of the Fund. Because all the 12b-1 payments are made to the Distributor, the Fund that adopted the Distribution Plans paid no fees directly for advertising, printing and mailing of prospectuses to prospective shareholders, compensation to broker/dealers, compensation to sales personnel, or interest carrying or other financing charges. The Distributor may use part or all of the amounts received from the Fund to pay for these services and activities.

Calculation and Waiver of Contingent Deferred Sales Charges — Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares or Class C shares held for more than one year. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

The contingent deferred sales charge is waived: (1) following the death of a shareholder if redemption is made within one year after death, (2) upon the disability (as defined in Section 72(m)(7) of the Code) of a shareholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the shareholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SARSEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) ”financial hardship” of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, or (vi) any other permissible withdrawal under the terms of the plan.

The contingent deferred sales charge will also be waived in the case of certain redemptions of Class C shares of the Fund pursuant to a systematic withdrawal program. (See “Systematic Withdrawal Program”)

Arrangements With Broker/Dealers and Others — The Investment Manager or Distributor, from time to time, will pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the funds and/or certain other funds managed by the Investment Manager. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. In addition, the Investment Manager or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Investment Manager or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Fund’s Transfer Agent or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. These arrangements will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as FINRA. A Dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an “underwriter” under federal securities laws.

The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Fund for its clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.

Other Distribution or Service Arrangements — The Investment Manager, Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may also provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Investment Manager or Distributor) who sell shares of the Fund or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the Fund, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Proxy Statement/Prospectus, and they do not change the price paid by investors for the purchase of the Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

Such compensation may be paid to intermediaries that provide services to the Fund and/or shareholders in the Fund, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.

These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder's fees. Revenue sharing payments may be structured: (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) as a fixed dollar-amount.

As of the date of this Statement of Additional Information, the Distributor and/or Investment Manager has revenue sharing arrangements with the following financial intermediaries:

Financial Intermediary	Basis of Payment	Payments During Last Fiscal Year
First Security Benefit Life Insurance and Annuity Company of New York*	0.25% of average daily net assets	$57,910.25
Security Benefit Life Insurance Company*	0.25% of average daily net assets	5,220,940.48
Security Financial Resources, Inc.*	0.25% of average daily net assets	733,441.91
  *Payments listed are not for sales of the Fund and include allowances for other products distributed by the Distributor or an affiliate. This entity is also an affiliate of the Investment Manager and Distributor.
**The Distributor and/or Investment Manager has revenue sharing arrangements with the following financial intermediaries, which are not noted above because payments to the entities listed below were less than $25 in the last fiscal year: Geneos Wealth Management, NEXT Financial Group, Inc., Pension Planners, and Retirement Plan Advisors.

The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements with the intermediaries indicated above.

In addition, while the Distributor typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.

From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Fund, and/or revenue sharing arrangements for selling shares of the Fund may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Fund over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Fund.

Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Purchases at Net Asset Value — Class A shares of the Fund may be purchased at NAV by (1) directors and officers of the Fund or other mutual funds managed by the Investment Manager or one or more of its affiliates; directors, officers and employees of the Fund’s Investment Manager or Distributor and their affiliates; directors, officers and employees of Security Benefit Life Insurance Company; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

Class A shares of the Fund may be purchased at NAV when the purchase is made on the recommendation of (1) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor or (2) a certified financial planner or registered broker/dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed. Class A shares may be purchased at NAV by customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the front-end sales charge. Class A shares of the Fund may also be purchased at NAV when the purchase is made by retirement plans that (1) buy shares of the Rydex | SGI Funds worth $500,000 or more; (2) have 100 or more eligible employees at the time of purchase; (3) certify they expect to have annual plan purchases of shares of Rydex | SGI Fund of $200,000 or more; (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Rydex | SGI Funds relating to such plans; or (5) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.

Purchases for Retirement Plans — Security Financial Resources, Inc., an affiliated company of the Distributor, offers plan recordkeeping services on a fee basis to employer-sponsored retirement plans. Plans that have entered into an agreement to receive such services from Security Financial Resources, Inc. may purchase Class A shares of the Fund at NAV under certain circumstances and may purchase Institutional Class shares of the Fund at NAV if the retirement plan or program meets the Institutional Class share eligibility requirements.

The Distributor may pay commissions (both up-front commissions and asset-based commissions) to dealers in connection with the sale of the Fund’s shares to such retirement plans, which commissions differ from those normally paid on the sale of Class A shares.

Many of the arrangements under which the Fund’s shares are made available to such retirement plans permit the dealer to choose among several commission options. However, generally, it is not expected that the amount of up-front commissions to dealers would exceed 5% of the purchase payments made to such retirement plans, and the amount of asset-based commissions would not exceed 1% of the average daily net assets of the amount held under such retirement plans.

The Distributor may also enter into arrangements with dealers whereby it agrees to “annualize” the first-year commission expected to be paid on the purchase of Fund shares by retirement plans receiving plan recordkeeping services from Security Financial Resources, Inc. Such arrangements will typically provide for an up-front payment by the Distributor to the dealer of a specified percentage of the first-year’s expected commissions attributable to a particular retirement plan.

In some circumstances, a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources, Inc. may transfer its assets in an arrangement where it does receive such services. In such circumstances, the Distributor may pay the dealer a commission on the transferred assets that is different from the commission otherwise outlined above, but typically not in excess of 1.25% of the transferred amount.

AUTOMATIC INVESTMENT PLAN

Investors in Class A and C shares of the Fund may purchase shares on a periodic basis under an Automatic Investment Plan which provides for an initial investment of $100 minimum, and subsequent investments of $20 minimum at any time. An Automatic Investment Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash.

Investors may choose to use an ACH to make their Fund purchases. There is no additional charge for using an Automatic Investment Plan. Withdrawals may occur up to three business days before the date scheduled to purchase Fund shares. Please visit the Customer Service section of the www.rydex-sgi.com web site to obtain the On Demand and Automatic Investment Request form.

SYSTEMATIC WITHDRAWAL PLAN

(Not available for Institutional Class shares of the Fund.) A Systematic Withdrawal Plan may be established by shareholders who wish to receive regularly scheduled payments. Please refer to the Systematic Withdrawal Plan Request form for additional payment options.  The form can be found within the Customer Service section of the www.rydex-sgi.com website.  There is no service charge on the Plan.

Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the shareholder. The maintenance of a Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at NAV.

A shareholder may establish a Systematic Withdrawal Plan with respect to Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in the12-month period, beginning on the date the Plan is established, exceed 10% of the value of the account on that date (“Free Systematic Withdrawals”). Free Systematic Withdrawals are not available if a Plan established with respect to Class C shares provides for withdrawals in excess of 10% of the value of the account in any Plan year, and, as a result, all withdrawals under such a Plan would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under “Calculation and Waiver of Contingent Deferred Sales Charges.” A Systematic Withdrawal form may be obtained from the Fund.

The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Plan. A Plan may be terminated on written notice by the shareholder by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

INVESTMENT MANAGEMENT

The Investment Manager, Security Investors, LLC, located at 5801 SW 6th Avenue, Topeka, Kansas, 66636-0001 has served as investment adviser to Income Fund since September 14, 1970. The Investment Manager also acts as investment adviser to Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund,  SBL Fund, Rydex ETF Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust. The Investment Manager is a wholly owned subsidiary of SBC.  On July 30, 2010, Guggenheim SBC Holdings, LLC, an investor group managed by a subsidiary of Guggenheim Partners, LLC (“Guggenheim”), acquired control of SBC. Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision.  As more fully described in the Proxy Statement/Prospectus, on September 20, 2011, Guggenheim Capital agreed to purchase Security Benefit Asset Management Holdings, LLC, the indirect holding company of the Investment Manager and certain affiliated businesses.

Pursuant to the Investment Advisory Contract, the Investment Manager furnishes investment advisory, statistical and research services to the Fund, supervises and arranges for the purchase and sale of securities on behalf of the Fund, and provides for the maintenance and compilation of records pertaining to the investment advisory functions.

The Investment Manager has agreed to reimburse the Fund or waive a portion of its management fee for any amount by which the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class A and Class C distribution fees) for any fiscal year exceeds the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.)

For services provided to the Fund, the Investment Manager is entitled to receive compensation on an annual basis equal to 0.50% of the average daily closing value of the Fund’s net assets, computed on a daily basis and payable monthly.

The Investment Manager has agreed to reduce its advisory fees and make payments to the extent necessary to limit the ordinary operating expenses (including distribution fees but not brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, or extraordinary expenses) of the Fund share Classes listed below to the listed percentages of those Fund’s average daily net assets.

Fund	Class	Expense Cap
Municipal Fund	A	0.80%
	C	1.55%
	Institutional	0.55%

Pursuant to this fee waiver/expense reimbursement arrangement, the Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized operating expenses are less than the indicated percentages. The agreement will expire, if it is not renewed, when it reaches its termination (subject to recoupment rights) or when the Investment Manager ceases to serve as such (without recoupment rights).

Separate fees are paid by the Fund to the Investment Manager for investment advisory and administrative services.

After the initial two year term, the Investment Advisory Contract is renewable annually by the Fund’s Board of Directors or by a vote of a majority of the Fund’s outstanding securities and, in either event, by a majority of the Board who are not parties to the contract or interested persons of any such party. The contract provides that it may be terminated without penalty at any time by either party on 60 days’ notice and are automatically terminated in the event of assignment.

Pursuant to the Fund Accounting and Administration Agreement with the Fund, as amended, the Investment Manager also acts as the administrative agent for the Fund and, as such, performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services the Investment Manager receives, on an annual basis, a fee of 0.095% of the average net assets of the Fund, calculated daily and payable monthly.

Pursuant to a Transfer Agency Agreement with the Fund, as amended, Rydex Fund Services, LLC acts as the transfer agent for the Fund. As such, the Transfer Agent performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent for the separate accounts of participating insurers to which shares of the Fund are sold. For these services, the Transfer Agent receives the following fees with respect to the Fund:

1.	Account Set-Up Charge – A fee of $4 to open an account on the Transfer Agent’s transfer agency system to hold shares of the Fund.

2.
Annual Maintenance Charge – An annual per account fee of: (i) $8 per open account for regular accounts; (ii) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and (iii) $5 per account for closed accounts that remain outstanding on the transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

3.	Transaction Charge – A per transaction charge of (i) $1.10 per transaction for regular accounts and (ii) $0.60 per transaction for accounts that are Matrix Level III.

The Fund is also subject to a minimum fee per year of $25,000.

The Fund will pay all of its respective expenses not assumed by the Investment Manager or the Distributor, including organization expenses; directors’ fees; fees of the Fund’s custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A and Class C distribution fees; and legal, auditing and accounting expenses. The Fund also pays for the preparation and distribution of a prospectus to its shareholders and all expenses in connection with its registration under federal and state securities laws. The Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund.

Because the Fund is new, it has not yet paid any fees to the Investment Manager for its services.

SUB-ADVISER

The Investment Manager has entered into a sub-advisory agreement with its affiliate, Guggenheim Partners Asset Management, LLC (the “Sub-Adviser” or “GPAM”), 100 Wilshire Boulevard, 5th Floor, Santa Monica, CA 90401, to provide investment advisory services to the Fund. Pursuant to this agreement, GPAM furnishes investment advisory services, supervises and arranges for the purchase and sale of securities on behalf of the Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund’s Board of Directors and the Investment Manager. For such services, the Investment Manager pays GPAM an annual fee equal to one-half of the management fee, net of any waivers.  GPAM is a limited liability company that is an indirect subsidiary of Guggenheim Partners, LLC, a privately held global financial services firm with more than $100 billion in assets as of June 30, 2011. GPAM managed approximately $50.2 billion in assets as of March 31, 2011.  Because the Fund is new, the Investment Manager has not yet paid any fees to the GPAM for its services.

CODE OF ETHICS

The Fund, the Investment Manager, GPAM and the Distributor each has adopted a written code of ethics (the “Code of Ethics”) which governs the personal securities transactions of “access persons” of the Fund. Access persons may invest in securities, including securities that may be purchased or held by the Fund, provided that they obtain prior clearance before engaging in securities transactions, subject to certain de minimis exceptions. Access persons include officers and directors of the Fund, Investment Manager and GPAM and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Fund or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within thirty days of the end of each calendar quarter.

Subject to certain de minimis exceptions for access persons not involved in the fund accounting or asset management activities of the Investment Manager or GPAM, access persons will not be permitted to effect transactions in a security if it: (1) is being considered for purchase or sale by the Fund; (2) is being purchased or sold by the Fund; or (3) is being offered in an initial public offering. Portfolio managers, research analysts and traders are also prohibited from purchasing or selling a security within seven calendar days before or after any Rydex | SGI Fund or any funds managed by an affiliated investment adviser trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis and approves any material changes to the Code of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. The Code of Ethics is on public file with the SEC and is available from the Commission.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers — Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, and each Portfolio Manager may own shares of the fund he/she manages. The following table identifies, as of June 30, 2011, the number of, and total assets of, other registered investment companies, other pooled investment vehicles and other accounts managed by each Portfolio Manager.  Because the Fund is new, the Portfolio Managers did not own any Fund shares.

Portfolio Manager	Dollar Range of Fund Shares Owned	Registered Investment Companies (Other than the Fund Listed)		Other Pooled Investment Vehicles		Other Accounts
		Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
B. Scott Minerd	NONE	6	$835.2	4	$2,073.5	43	$50,811.1
Anne B. Walsh	NONE	5	$740.9	2	$2,020.7	33	$48,193.9
James E. Pass	NONE	1	$354.9	NONE	NONE	NONE	NONE

The following table identifies, as of June 30, 2011, the number of total assets of the companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Portfolio Manager1	Dollar Range of Fund Shares Owned	Registered Investment Companies (Other than the Fund Listed)		Other Pooled Investment Vehicles		Other Accounts
		Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
B. Scott Minerd	NONE	NONE	NONE	4	$2,020.8	1	$292.9
Anne B. Walsh	NONE	NONE	NONE	2	$2,020.7	1	$292.9
1 Portfolio Managers not listed in this table do not manage any registered investment companies, other pooled vehicles, or other accounts with a performance based advisory fee.

Information Regarding Conflicts of Interest and Compensation of Portfolio Managers —

Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as a Fund, track the same indexes the Fund tracks or otherwise holds, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of his or her position with a Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both a Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to accounts with a heavily performance-oriented fee.

Compensation Information. The Investment Manager compensates each portfolio manager for his/her management of the Funds. The portfolio managers’ compensation consists of an annual salary and the potential for two discretionary awards through a short-term incentive plan and a long-term incentive plan.

The short-term incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the investment team. Senior management then determines individual allocations based primarily on contribution to pre-tax investment performance over the most recent one year period as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

Certain portfolio managers are also incented through a long-term incentive plan, which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three year timeframe based on the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers’ contributions to the company’s success as determined by management.

The Investment Manager also has a relocation plan for personnel that include its portfolio managers, which provides the following benefits:

A.	Costs associated with the transportation and storage of household goods;

B.	Reasonable and customary charges associated with the sale of the previous, primary residence (not to exceed $30,000);

C.	Temporary living expenses (not to exceed 60 days);

D.	Pre-move travel for associate and spouse to locate new housing;

E.	Costs for associate and his or her dependents to travel from the old location to the new residence.

Reimbursements for expenses that are not tax deductible will be “grossed up” (at the IRS supplemental tax rates) by the Investment Manager to minimize the associate’s tax liability. Tax deductible expenses paid by the Investment Manager will not be “grossed up.”

PROXY VOTING

The Board of Directors of the Fund has delegated to GPAM the final authority and responsibility for voting proxies with respect to the Fund’s underlying securities holdings.

GPAM has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) to guide how GPAM votes proxies held in the accounts of its clients.

Generally, GPAM will vote proxies in accordance with certain guidelines found in the Proxy Policies (the “Guidelines”), which may be changed or supplemented from time to time.  The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.

The portfolio managers in conjunction with the Director of Operations (or his or her designee) shall be responsible for evaluating and voting proxies in accordance with the Guidelines.  Voting decisions not covered by these Guidelines will be made in accordance with other provisions of the Proxy Policies or as may be deemed reasonably appropriate by senior management of GPAM.

GPAM may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly, it has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Fund. These procedures include: (i) on an annual basis, the portfolio manager(s), Director of Operations and CCO will take reasonable steps to evaluate the nature of GPAM’s employees’ material business and personal relationships (and those of GPAM’s affiliates) with any company whose securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the CCO any potential conflict that they are aware of (including personal relationships); (iii) prohibiting employees involved in the decision making process or vote administration from revealing how GPAM intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interest exists, reviewing the proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that GPAM’s voting decision is consistent with GPAM’s clients' best interests.

GPAM may not vote proxies in certain circumstances, including situations where: (i) the securities being voted are no longer held by the client; (ii) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (iii) GPAM concludes that the cost of voting the proxy is likely to exceed the expected benefit to the client.

The Fund will be required to file SEC Form N-PX, with its complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Once filed, the Form will be available without charge: (1) from the Fund, upon request by calling 1-800-820-0888, and (2) on the SEC’s website at www.sec.gov.

DISTRIBUTOR

Rydex Distributors, LLC, (the “Distributor”), 805 King Farm Blvd., Ste 600, Rockville, MD 20850, a Maryland corporation serves as the principal underwriter for shares of Security Income Fund pursuant to a Distribution Agreement with the Fund. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Fund on a continuous basis. The Distributor also acts as principal underwriter for Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust and as co-underwriter for SBL Fund.

The Distributor receives a maximum commission on Class A Shares of 4.75% and allows a maximum discount of 4.0% from the offering price to authorized dealers on Fund shares sold. The discount is alike for all dealers, but the Distributor at its discretion may increase the discount for specific periods.

The Distributor does not receive any compensation from the Fund for the distribution of Institutional Class shares.

Because the Fund is new, Rydex Distributors, LLC has not yet received any commissions.

The Distributor, on behalf of the Fund, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker and thus received no brokerage commissions.

The Fund’s Distribution Agreement is renewable annually either by the Fund’s Board of Directors or by a vote of a majority of the Fund’s outstanding securities, and, in either event, by a majority of the Board who are not parties to the agreement or interested persons of any such party. The agreements may be terminated by either party upon 60 days’ written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interest of the Fund. In reaching a judgment relative to the qualifications of a broker/dealer to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by GPAM, including the overall reasonableness of commissions paid to a broker, the firm’s general execution and operational capabilities, its responsiveness (which may include such things as the broker’s willingness to commit capital and whether the brokers’ representatives are accommodating), and its reliability and financial condition. The Fund does not anticipate that they will incur a significant amount of brokerage commissions because fixed income securities are generally traded on a “net” basis—that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. The Fund will deal directly with the selling or purchasing principal without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. The Fund also may purchase portfolio securities in underwritings where the price includes a fixed underwriter’s concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or GPAM. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line database systems, the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations.

In some cases, the computer and other equipment furnished by the broker may have additional uses that are not related to the investment services and research information. In such cases, the Investment Manager or GPAM must allocate the value of the computer and other equipment into research and non-research categories. Since that portion allocable to research can be paid from Fund brokerage commissions rather than being paid by the Investment Manager or GPAM, the Investment Manager or GPAM will have a conflict of interest in making the allocation. Finally, the investment services or research information provided to the Investment Manager or GPAM may be produced by parties other than the broker effecting the portfolio transaction.

If a transaction is directed to a broker supplying investment services or research information, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction, provided that the Investment Manager or GPAM shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or GPAM with respect to all accounts as to which it exercises investment discretion. The Investment Manager or GPAM may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Fund. Portfolio transactions may also be placed with the Distributor to the extent and in the manner permitted by applicable law.

In addition, brokerage transactions may be placed with broker/dealers who sell shares of the Fund managed by the Investment Manager who may or may not also provide investment information and research services.

The Fund may also buy securities from, or sell securities to, dealers acting as principals or market makers. Except as noted below, the Investment Manager generally will not obtain investment information or research services in connection with such principal transactions. The Investment Manager and GPAM, however, may purchase investment information or research services in connection with riskless principal transactions that are reported pursuant to certain FINRA rules that ensure transparency as to security price and transaction charges, or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition, the Investment Manager and GPAM may obtain investment information or research services in connection with investments in underwritten fixed price offerings consistent with certain FINRA rules.

Securities held by the Fund may also be held by other investment advisory clients of the Investment Manager and/or GPAM, including other investment companies. In addition SBL, an affiliate of the Investment Manager, may also hold some of the same securities as the Fund. When selecting securities for purchase or sale for the Fund GPAM may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to GPAM’s obligation to seek best execution, such purchases or sales may be executed simultaneously or “bunched.” It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts ordered to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund’s transaction, it is believed that this procedure generally contributes to better overall execution of the Fund’s portfolio transactions. The Board of Directors of the Fund has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its shareholders. With respect to the allocation of initial public offerings (“IPO”), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

Because the Fund is new, the fund has not yet paid any brokerage fees.

HOW NET ASSET VALUE IS DETERMINED

The per share NAV of the Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the number of shares outstanding. The public offering price for the Fund is its NAV per share plus, in the case of Class A shares, the applicable sales charge. The NAV and offering price are computed once daily as of the close of regular trading hours on the NYSE (normally 4:00 p.m. Eastern Standard Time) on each day the

Exchange is open for trading, which is Monday through Friday, except for the following dates when the Exchange is closed in observance of federal holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The offering price determined at the close of business on the NYSE on each day on which the Exchange is open will be applicable to all orders for the purchase of Fund shares received and accepted by the dealer prior to such close of business and transmitted to the Distributor or Investment Manager prior to the close of their business day (normally 4:00 p.m. Eastern Standard Time unless the NYSE closes early). In addition, pursuant to contractual arrangements with the Fund’s Distributor or Transfer Agent, orders received by a financial intermediary prior to the close of the NYSE may be sent on the next following business day and receive the previous day’s price.

Orders received and accepted by the dealer or other financial intermediary after the close of business of the NYSE or on a day when the NYSE is closed will be filled on the basis of the offering price determined as of the close of business of the NYSE on the next day on which the NYSE is open. It is the responsibility of the dealer to promptly transmit orders to the Fund and to conform to the policies set forth above.

In determining NAV, securities listed or traded on a national securities exchange are valued on the basis of the last sale price. Fund securities listed on NASDAQ will be valued at the NASDAQ official Closing Price, which may not necessarily represent the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities held by the Fund for which market quotations are readily available, except as otherwise provided herein, are valued on the basis of the last current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect fair market value. Valuations of the Fund’s securities are supplied by a pricing service approved by the Board of Directors.

As discussed in the Proxy/Statement Prospectus and this Statement of Additional Information, the loans (including syndicated bank loans) in which the Fund invests are not listed on any securities exchange or board of trade. Syndicated bank loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having substantially grown in the past several years, generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades, or trade infrequently, and information regarding a specific syndicated bank loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of syndicated bank loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

Typically syndicated bank loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular syndicated bank loan or such valuation is deemed unreliable, such loan is fair valued. In fair valuing, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these syndicated bank loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit quality and cash flow of issuer; information as to any transactions in or offers for the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and saleability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the market’s assessment of the borrower’s management; prospects for the borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors. The Security Income Fund’s officers, under the general supervision of the Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service for the Fund.

The Fund may use the amortized cost valuation technique for high quality securities with maturities of 60 days or less. Securities valued by the amortized cost valuation technique does not take into consideration unrealized gains or losses. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

In addition, the Fund may use a similar procedure for such securities having 60 days or less remaining to maturity with the value of the security on the 61st day being used rather than the cost.

HOW TO REDEEM SHARES

Shareholder may turn in their shares directly to the Transfer Agent for redemption at NAV (which may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption.) The redemption price in cash will be the NAV next determined after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge. Orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by the Fund at the same time that the corresponding orders are received in proper form by the fund of funds.

Shares will be redeemed on request of the shareholder in proper order to the Transfer Agent. A request is made in proper order by submitting the following items to the Transfer Agent: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of share ownership are subject to the same requirements. A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Transfer Agent reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, shareholders having questions should contact the Transfer Agent.

The Articles of Incorporation of Security Income Fund provide that the Board of Directors, without the vote or consent of the shareholders, may adopt a plan to redeem at NAV all shares in any shareholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 25 shares or such fewer number of shares as may be specified by the Board of Directors. Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a shareholder before involuntary redemption, and that the shareholder will have at least six months from the date of notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Articles of Incorporation, or such fewer shares as are specified in the plan.

The amount due on redemption will be the NAV of the shares next computed after the redemption request in proper order is received by the Fund or its agent, less any applicable deferred sales charge. Payment of the redemption price will be made by check (or by wire at the sole discretion of the Transfer Agent if wire transfer is requested, including name and address of the bank and the shareholder’s account number to which payment is to be wired) within seven days after receipt of the redemption request in proper order. The check will be mailed to the shareholder’s registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered) or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds. Redemption proceeds can be sent by ACH, free of charge, to the shareholder’s bank account.

When investing in the Fund, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Code.

Payment in cash of the amount due on redemption, less any applicable deferred sales charge, for shares redeemed will be made within seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the SEC. When a redemption request is received in good order, the redemption proceeds are deposited into a redemption account established by the Distributor, and the Distributor sends a check in the amount of redemption proceeds to the shareholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor may cause payments to be made to the Fund in the case of orders for purchase of Fund shares before it actually receives federal funds.

In addition to the foregoing redemption procedure, the Fund repurchases shares from financial intermediaries at the price determined as of the close of business on the day such offer is confirmed. The Transfer Agent has been authorized, as agent, to make such repurchases for the Fund’s account. Dealers may charge a commission on the repurchase of shares.

The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See “Purchases for Retirement Plans”)

At various times the Fund may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares, which may take up to 15 days from the purchase date.

The Fund intends to pay redemption proceeds in cash. However, under unusual conditions that make payment in cash unwise (and for the protection of the remaining shareholders of the Fund), the Fund reserves the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price (“redemption in kind”). In the event a shareholder were to receive a redemption in kind of portfolio securities of the Fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

Telephone Redemptions — A shareholder may redeem uncertificated shares. The proceeds of a telephone redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Transfer Agent, a shareholder may redeem shares by calling the Fund at (800) 820-0888, on weekdays (except holidays) between 8:30 a.m. and 5:30 p.m. Eastern Standard Time. Redemption requests received by telephone after the close of the NYSE (normally 4:00 p.m. Eastern Standard Time) will be treated as if received on the next business day. Telephone redemptions are not accepted for retirement accounts. A shareholder who authorizes telephone redemptions authorizes the Transfer Agent to act upon the instructions of any person identifying himself as the owner of the account or the owner’s broker. The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Transfer Agents procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner’s tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Transfer Agent, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request, provided that the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Transfer Agent or the Fund.

During periods of severe market or economic conditions, telephone redemptions may be difficult to implement, and shareholders should make redemptions by mail as described under “How to Redeem Shares.”

HOW TO EXCHANGE SHARES

Shareholders of the Fund may exchange their shares for the same class of shares of certain other mutual funds, including Rydex | SGI Funds, or as described below. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale. Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.

Class A, Class C and Institutional Class shares of the Fund may be exchanged for Class A, Class C and Institutional Class shares, respectively, of another of the available funds. Shareholders of Class A shares may exchange their shares for Institutional Class shares if the shareholders meet the minimum initial investment and the specific eligibility requirements. Shareholders of Institutional Class shares may exchange their shares for Class A shares of the Rydex | SGI Funds. The Class A shares will be subject to all of the Class A Share conditions, including any applicable sales charges. No exchanges of Class C shares are allowed with the Fund that does not offer such Class of shares. Any contingent deferred sales charge applicable to exchanged Class A or Class C shares will be calculated from the date of the initial purchase. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.

Exchanges are made promptly upon receipt of a properly executed Exchange Authorization form and (if issued) share certificates in good order for transfer. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature, such as a stock power and guaranteed signature, will be required. (See “How to Redeem Shares”)

The exchange privilege is not intended as a vehicle for short-term or excessive trading. At the discretion of the management of the Fund upon notice to shareholders, this privilege may be changed or discontinued at any time.

Before exchanging your shares for shares of another mutual fund in the Rydex | SGI Funds that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.

Exchange By Telephone —A shareholder may exchange shares by telephone by calling the Fund at (800) 820-0888, on weekdays (except holidays) between the hours of 8:30 a.m. and 5:30p.m. Eastern Standard Time. Exchange requests received after the close of the NYSE (normally 4:00 p.m. Eastern Standard Time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.

The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager’s procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Rydex | SGI Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Fund. In particular, the Fund may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

It is the Fund’s policy to pay dividends from net investment income monthly and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Fund bear most of the costs of distribution of such shares through payment of a front-end sales charge and Institutional Class shares of the Fund bear no distribution expenses, while Class C shares of the Fund bear such costs through a higher distribution fee, expenses attributable to Class C shares, generally will be higher and as a result, income distributions paid by the Fund with respect to Class C shares generally will be lower than those paid with respect to Class A and Institutional Class shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Fund at NAV, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Transfer Agent is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder’s bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest the dividend check without imposition of a sales charge.

The Fund will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by the Fund are taxable as ordinary income whether received in cash or reinvested in additional shares.

Tax Considerations — The following summarizes certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, the Fund must, among other things: (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities, or currencies (“Qualifying Income Test”); (2) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or of one or more qualified publicly traded partnerships; and (3) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses), determined without regard to the deduction for dividends paid, and its net tax-exempt interest each taxable year.

The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

Certain requirements relating to the qualification of the Fund as a regulated investment company may limit the extent to which the Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if the Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund’s ability to qualify as a regulated investment company might be affected.

If the Fund qualifies as a regulated investment company, it generally will not be subject to federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed or taxed during such years. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, on its common shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends paid by the Fund which are attributable to interest on municipal bonds, reduced by certain expenses, and which are so reported by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax, as discussed below.

Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. To the extent the Fund receives income treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to holders of Fund shares to the extent that their tax liability is determined under the alternative minimum tax.  Interest on certain ‘‘private activity bonds’’ is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private activity bonds.  For certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (‘‘adjusted current earnings’’) and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings.  Accordingly, investment in the Fund could cause a holder of shares to be subject to, or result in an increased liability under, the alternative minimum tax.

The exemption from U.S. federal income tax for exempt-interest dividends generally does not result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, however, the portion of any exempt-interest dividends that are derived from interest received by the Fund on its holdings of that state’s securities and its political subdivisions and instrumentalities is exempt from the state’s income tax. Shareholders of the Fund are advised to consult with their own tax advisors about state and local tax matters.

Distributions by the Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of the Fund) and will not qualify for the dividends received deduction in the case of corporate shareholders or as qualified dividend income in the case of non corporate shareholders. In addition, gain realized by the Fund from the disposition of a tax-exempt municipal obligation that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by holders of shares. Net long-term capital gains realized by the Fund and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund.

A distribution, including an “exempt-interest dividend,” will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of the Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if the Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

A purchase of shares shortly before payment of a dividend or distribution may be disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder’s hands and will be taxable to shareholders as long-term capital gains or losses if the shares had been held for more than one year at the time of sale or redemption.

Any losses realized on the redemption, sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Net capital gains on shares held for less than one year will be taxable to shareholders as short-term capital gains. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale, exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge by January 31 of the following year. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

Back-up Withholding — The Fund generally will be required to withhold federal income tax at a rate of 28% (currently scheduled to increase to 31% after 2012) (“backup withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the applicable Fund with the shareholder’s correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Options, Futures, Forward Contracts and Swap Agreements — Certain options, futures contracts, and forward contracts in which the Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund.  The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.  In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to the Fund are not entirely clear.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Fund intends to account for such transactions in a manner deemed by it to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected or taxes and interest may be imposed upon the examination and challenged by the Internal Revenue Service.

The requirements applicable to the Fund’s qualification as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Market Discount — If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (1) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (2) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.” The Fund may elect to include market discount in income currently. If this election is made, it will apply to all debt securities that the Fund holds which have market discount.

Original Issue Discount — Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest, and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Foreign Taxation — Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

Foreign Shareholders — Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the fund, exempt-interest dividends and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of any applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes and the potential applicability of the U.S. estate tax.

Other Taxes — The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in the Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Depending upon the nature and extent of the Fund’s contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

ORGANIZATION

The Articles of Incorporation of Security Income Fund provides for the issuance of shares of common stock in one or more classes or series.

Security Income Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value and currently issues its shares in three series, U.S. Intermediate Bond Fund, Municipal Fund and High Yield Fund. The shares of each series of Security Income Fund represent a pro rata beneficial interest in that series’ net assets and in the earnings and profits or losses derived from the investment of such assets.

Each of U.S. Intermediate Bond Fund and Municipal Fund currently has outstanding three classes of shares, and High Yield Fund currently has outstanding four classes of shares. Each class participates proportionately based on its relative NAVs in dividends and distributions and has equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (3) each class has different exchange privileges; and (4) each class has a different designation. When issued and paid for, the shares of the Fund will be fully paid and non-assessable by the Fund. Shares may be exchanged as described under “How to Exchange Shares,” but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

On certain matters, such as the election of directors, all shares of Security Income Fund vote together with each share having one vote. On other matters affecting a particular Fund, such as the investment advisory contract or the fundamental policies, only shares of that Series are entitled to vote, and a majority vote of the shares of that Series is required for approval of the proposal, except as otherwise required by law.

The Fund does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove directors from office by vote cast in person or by proxy at a meeting of shareholders. Such a meeting will be called at the written request of 10% of the Fund’s outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106, acts as the custodian for the portfolio securities of the Fund.

Rydex Fund Services, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, acts as the transfer and dividend-paying agent for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606, has been selected by the Fund’s Board of Directors to serve as the Fund’s independent registered public accounting firm and, as such, will audit the Fund’s financial statements and perform other audit-related and tax services.

FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL STATEMENTS

Incorporated herein by reference and included in their respective entireties are (i) the audited financial statements of TYW for the fiscal year ended December 31, 2010, and (ii) the unaudited semi-annual financial statements of TYW for the period ended June 30, 2011. The Municipal Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Statement of Additional Information. After the Reorganization, which is subject to shareholder approval, the Municipal Fund, as the successor to TYW, will assume and publish the operating history and performance record of TYW.

Pro forma financial statements are provided below.

Pro Forma Portfolio Investments
June 30, 2011 (unaudited)

Principal Amount	Principal Amount	Principal Amount	Description	Rating S&P*	Coupon	Maturity	Optional Call Provisions**	Value	Value	Value	Value
TYW TS&W/ Claymore Tax-Advantaged Balanced Fund	Rydex SGI Municipal Fund	Combined Fund						TYW TS&W/ Claymore Tax- Advantaged Balanced Fund	Rydex SGI Municipal Fund	Pro Forma Adjustments (h)	Combined Fund
(Actual)	(Actual)	(Pro Forma)						(Actual)	(Actual)		(Pro Forma)
			Long-Term Investments - 90.8% (86.3% of Total Investments)
			Municipal Bonds - 90.8% (86.3% of Total Investments)
			Alabama - 4.7% (4.5% of Total Investments)
$7,000,000	-	$7,000,000	Birmingham Special Care Facilities Financing Authority, Health Care Facilities Revenue, (Assured Gty)	AA+	6.00%	06/01/2039	06/01/19 @ 100	$7,441,560	$-	$-	$7,441,560

			Arizona - 2.0% (1.9% of Total Investments)
3,000,000	-	3,000,000	Glendale Western Loop 101, Public Facilities Corp., Third Lien Excise Tax Revenue, Series A	AA	7.00%	07/01/2033	01/01/14 @ 100	3,152,460	-	-	3,152,460

			California - 11.5% (10.9% of Total Investments)
4,395,000	-	4,395,000	Alhambra Certificates of Participation, Police Facilities 91-1-RMK, (AMBAC)	NR	6.75%	09/01/2023	N/A	5,063,611	-	-	5,063,611
2,000,000	-	2,000,000	California Statewide Communities Development Authority, American Baptist Homes West	BBB	6.25%	10/01/2039	10/01/19 @ 100	1,968,480	-	-	1,968,480
3,000,000	-	3,000,000	Community Redevelopment Agency of the City of Santa Ana, Tax Allocation Bonds, Merged Project Area, 2011, Series A	A	6.75%	09/01/2028	03/01/21 @ 100	3,157,320	-	-	3,157,320
7,000,000	-	7,000,000	State of California, Various Purpose General Obligation Bonds, (Prerefunded @ 04/01/2014)(a)	AAA	5.25%	04/01/2027	04/01/14 @ 100	7,890,330	-	-	7,890,330
								18,079,741	-	-	18,079,741

			Connecticut - 0.6% (0.6% of Total Investments)
1,000,000	-	1,000,000	Connecticut State Health and Educational Facilities Authority Revenue Bonds, Western Connecticut Health Network Issue, Series M	A	5.38%	07/01/2041	07/01/21 @ 100	990,440	-	-	990,440

			Georgia - 3.7% (3.5% of Total Investments)
5,000,000	-	5,000,000	Georgia State Road and Tollway Authority, State of Georgia, Guaranteed Revenue Refunding Bonds, Series 2011A	AAA	5.00%	03/01/2016	N/A	5,831,500	-	-	5,831,500

			Illinois - 3.0% (2.8% of Total Investments)
2,500,000	-	2,500,000	Chicago O'Hare International Airport, General Airport Third Lien Revenue Bonds, Series 2011A	A-	5.75%	01/01/2039	01/01/21 @ 100	2,573,725	-	-	2,573,725
2,000,000	-	2,000,000	Will County, Illinois, Township High School District Number 204, General Obligation Limited School Bonds, Series 2011A	AA	6.25%	01/01/2031	01/01/21 @ 100	2,171,520	-	-	2,171,520
								4,745,245	-	-	4,745,245

			Louisiana - 3.6% (3.4% of Total Investments)
4,980,000	-	4,980,000	Louisiana State Citizens Property Insurance Corp. Assessment	AA+	6.75%	06/01/2026	06/01/18 @ 100	5,597,171	-	-	5,597,171

Principal Amount	Principal Amount	Principal Amount	Description	Rating S&P*	Coupon	Maturity	Optional Call Provisions**	Value	Value	Value	Value
TYW TS&W/ Claymore Tax-Advantaged Balanced Fund	Rydex SGI Municipal Fund	Combined Fund						TYW TS&W/ Claymore Tax- Advantaged Balanced Fund	Rydex SGI Municipal Fund	Pro Forma Adjustments (h)	Combined Fund
(Actual)	(Actual)	(Pro Forma)						(Actual)	(Actual)		(Pro Forma)
			Revenue, Series C-2-RMKT, (Assured Gty)

			Massachusetts - 3.2% (3.1% of Total Investments)
2,500,000	-	2,500,000	Massachusetts Development Finance Agency Revenue Bonds, Tufts Medical Center Issue, 2011, Series I	BBB	6.88%	01/01/2041	01/01/21 @ 100	2,553,250	-	-	2,553,250
2,500,000	-	2,500,000	Metropolitan Boston Transit Parking Corp., Systemwide Senior Lien Parking Revenue Bonds, Series 2011	A+	5.25%	07/01/2036	07/01/21 @ 100	2,542,825	-	-	2,542,825
								5,096,075	-	-	5,096,075

			Michigan - 17.0% (16.2% of Total Investments)
5,000,000	-	5,000,000	Detroit Michigan Sewer Disposal Revenue, Refunding-Senior Lien, Series C-1-RMKT, (AGM)	AA+	7.00%	07/01/2027	07/01/19 @ 100	5,821,300	-	-	5,821,300
5,150,000	-	5,150,000	Detroit Michigan Sewer Disposal Revenue, Rols RR II R 11841-1 (Underlying obligor: Detroit Michigan Sewer Disposal), (AGM)(b)	AA+	14.35%	07/01/2017	N/A	6,890,494	-	-	6,890,494
5,000,000	-	5,000,000	Detroit Michigan Water Supply System Revenue, Refunding-Senior Lien, Series C-RMKT, (BHAC)	AA+	5.75%	07/01/2026	07/01/18 @ 100	5,255,400	-	-	5,255,400
3,405,000	-	3,405,000	Detroit Michigan Water Supply System Revenue, Rols RR II R 11898-1 (Underlying obligor: Detroit Michigan Water Supply System), Series 2006B, (AGM)(b)	AA+	13.32%	07/01/2017	N/A	4,374,880	-	-	4,374,880
2,000,000	-	2,000,000	Michigan Finance Authority Educational Facility Revenue, Senior Lien, St. Catherine Siena, Series A	NR	8.50%	10/01/2045	10/01/19 @ 100	2,128,620	-	-	2,128,620
2,500,000	-	2,500,000	Michigan Public Educational Facilities Authority Revenue, Refunding-Limited, Obligation-Landmark Academy	BBB-	7.00%	12/01/2039	06/01/20 @ 100	2,304,425	-	-	2,304,425
								26,775,119	-	-	26,775,119

			New Jersey - 10.5% (10.0% of Total Investments)
11,020,000	-	11,020,000	Hudson County Improvement Authority, New Jersey, County-Guaranteed Solid Waste System Revenue Refunding Bonds, Series 2010A	Aa3	6.00%	01/01/2040	01/01/20 @ 100	11,902,371	-	-	11,902,371
4,150,000	-	4,150,000	Newark Housing Authority Revenue, South Ward Police Facility, (Assured Gty)	Aa3	6.75%	12/01/2038	12/01/19 @ 100	4,674,270	-	-	4,674,270
								16,576,641	-	-	16,576,641

			New York - 14.2% (13.5% of Total Investments)
3,000,000	-	3,000,000	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2011, Series HH	AA+	5.00%	06/15/2032	06/15/21 @ 100	3,131,520	-	-	3,131,520
2,000,000	-	2,000,000	New York Liberty Development Corp. Revenue, Refunding Bonds - 2nd Priority - Bank of America	BBB-	6.38%	07/15/2049	01/15/20 @ 100	2,050,820	-	-	2,050,820
4,500,000	-	4,500,000	New York State Dormitory Authority Revenue, Health, Hospital & Nursing Home Improvements, (FHA)	AAA	6.25%	08/15/2034	08/15/19 @ 100	5,119,290	-	-	5,119,290
2,500,000	-	2,500,000	New York State Dormitory Authority Revenue, Health, Hospital & Nursing Home Improvements, (FHA)	AAA	6.00%	08/15/2038	08/15/19 @ 100	2,783,275	-	-	2,783,275
1,000,000	-	1,000,000	New York State Dormitory Authority Revenue, The Bronx-Lebanon Hospital Center	Aa2	6.50%	08/15/2030	02/15/19 @ 100	1,103,390	-	-	1,103,390
2,500,000	-	2,500,000	New York State Dormitory Authority, Lease Revenue Bonds, Series 2011A	Aa2	5.00%	07/01/2041	07/01/21 @ 100	2,539,350	-	-	2,539,350
1,330,000	-	1,330,000	New York State Dormitory Authority, Secured Hospital Revenue Refunding Bonds, New York Downtown Hospital, Series 2011	AA-	5.00%	02/15/2022	02/15/21 @ 100	1,438,648	-	-	1,438,648
4,000,000	-	4,000,000	Port Authority of New York & New Jersey, Special Obligation Revenue JFK International Airport Terminal	BBB-	6.50%	12/01/2028	12/01/15 @ 100	4,209,680	-	-	4,209,680
								22,375,973	-	-	22,375,973

Principal Amount	Principal Amount	Principal Amount	Description	Rating S&P*	Coupon	Maturity	Optional Call Provisions**	Value	Value	Value	Value
TYW TS&W/ Claymore Tax-Advantaged Balanced Fund	Rydex SGI Municipal Fund	Combined Fund						TYW TS&W/ Claymore Tax- Advantaged Balanced Fund	Rydex SGI Municipal Fund	Pro Forma Adjustments (h)	Combined Fund
(Actual)	(Actual)	(Pro Forma)						(Actual)	(Actual)		(Pro Forma)
			Pennsylvania - 2.0% (1.9% of Total Investments)
3,035,000	-	3,035,000	Chambersburg Area School District, General Obligation Bonds, Series 2011	Aa2	5.25%	02/01/2037	08/01/18 @ 100	3,103,288	-	-	3,103,288

			Puerto Rico - 0.6% (0.6% of Total Investments)
1,000,000	-	1,000,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue and Refunding Bonds, Series 2011A	A-	6.00%	07/01/2033	07/01/21 @ 100	991,560	-	-	991,560

			Rhode Island - 4.7% (4.4% of Total Investments)
500,000	-	500,000	Rhode Island State Health & Educational Building Corp. Revenue, Hospital Financing Lifespan Obligation	A-	6.38%	08/15/2021	08/15/12 @ 100	510,335	-	-	510,335
5,500,000	-	5,500,000	Rhode Island State Health & Educational Building Corp. Revenue, Hospital Financing Lifespan Obligation, Series A (Underlying Obligor: Rhode Island State Health and Education Building Corp.), (Assured Gty)(b)	AA+	13.33%	05/15/2017	N/A	6,830,120	-	-	6,830,120
								7,340,455	-	-	7,340,455

			Texas - 7.8% (7.4% of Total Investments)
1,890,000	-	1,890,000	Eanes Independent School District, Unlimited Tax School Building and Refunding Bonds, Series 2011, (PSF)	AAA	5.00%	08/01/2029	08/01/20 @ 100	2,044,715	-	-	2,044,715
1,485,000	-	1,485,000	Eanes Independent School District, Unlimited Tax School Building and Refunding Bonds, Series 2011, (PSF)	AAA	5.00%	08/01/2030	08/01/20 @ 100	1,595,974	-	-	1,595,974
3,000,000	-	3,000,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A	AA	6.00%	09/01/2041	09/01/21 @ 100	3,324,990	-	-	3,324,990
5,000,000	-	5,000,000	North Texas Tollway Authority, System Revenue Refunding Bonds, First Tier Current Interest Bonds, Series 2008A, (BHAC)	AA+	5.75%	01/01/2040	01/01/18 @ 100	5,262,650	-	-	5,262,650
								12,228,329	-	-	12,228,329

			Wisconsin - 1.7% (1.6% of Total Investments)
1,930,000	-	1,930,000	Wisconsin State Health & Educational Facilities Authority Revenue, Aurora Health Care, Series A	A3	5.60%	02/15/2029	08/08/11 @ 100	1,930,058	-	-	1,930,058
750,000	-	750,000	Wisconsin State Health & Educational Facilities Authority Revenue, Blood Center Southeastern Project	A-	5.75%	06/01/2034	06/01/14 @ 100	758,175	-	-	758,175
								2,688,233	-	-	2,688,233

			Total Municipal Bonds - 90.8% (86.3% of Total Investments)
			(Cost $139,197,848, $0 and $139,197,848 respectively)					143,013,790	-	-	143,013,790

			Corporate Bonds
			Aerospace & Defense
$500,000	-	$500,000	Kratos Defense and Security Solutions, Inc.(c)	B+	10.00%	06/01/2017	06/01/14 @ 105	527,500	-	(527,500)	-
350,000	-	350,000	Triumph Group, Inc.	B+	8.00%	11/15/2017	11/15/13 @ 104	368,375	-	(368,375)	-
								895,875	-	(895,875)	-

			Airlines
600,000	-	600,000	Air Canada (Canada)(c)	B+	9.25%	08/01/2015	08/01/12 @ 107	614,250	-	(614,250)	-

			Auto Manufacturers
1,000,000	-	1,000,000	Oshkosh Corp.	BB	8.25%	03/01/2017	03/01/14 @ 104	1,072,500	-	(1,072,500)	-

			Auto Parts & Equipment
525,000	-	525,000	Cooper Tire & Rubber Co.	BB-	8.00%	12/15/2019	N/A	551,250	-	(551,250)	-
1,300,000	-	1,300,000	Goodyear Tire & Rubber Co.	B+	8.25%	08/15/2020	08/15/15 @ 104	1,404,000	-	(1,404,000)	-

Principal Amount	Principal Amount	Principal Amount	Description	Rating S&P*	Coupon	Maturity	Optional Call Provisions**	Value	Value	Value	Value
TYW TS&W/ Claymore Tax-Advantaged Balanced Fund	Rydex SGI Municipal Fund	Combined Fund						TYW TS&W/ Claymore Tax- Advantaged Balanced Fund	Rydex SGI Municipal Fund	Pro Forma Adjustments (h)	Combined Fund
(Actual)	(Actual)	(Pro Forma)						(Actual)	(Actual)		(Pro Forma)
								1,955,250	-	(1,955,250)	-

			Chemicals
700,000	-	700,000	NewMarket Corp.	BB+	7.13%	12/15/2016	12/15/11 @ 104	729,750	-	(729,750)	-

			Commercial Services
60,000	-	60,000	Hertz Corp.	B-	8.88%	01/01/2014	01/01/12 @ 100	61,500	-	(61,500)	-

			Computers
425,000	-	425,000	Unisys Corp.	BB-	12.50%	01/15/2016	01/15/12 @ 106	465,375	-	(465,375)	-

			Diversified Financial Services
780,000	-	780,000	Capital One Capital V	BB	10.25%	08/15/2039	N/A	826,800	-	(826,800)	-
500,000	-	500,000	Goldman Sachs Capital II(d) (e)	BBB-	5.79%	06/01/2049	06/01/12 @ 100	400,000	-	(400,000)	-
								1,226,800	-	(1,226,800)	-

			Electric
1,105,000	-	1,105,000	NRG Energy, Inc.	BB-	8.50%	06/15/2019	06/15/14 @ 104	1,143,675	-	(1,143,675)	-

			Entertainment
700,000	-	700,000	Penn National Gaming, Inc.	BB-	8.75%	08/15/2019	08/15/14 @ 104	761,250	-	(761,250)	-
975,000	-	975,000	Regal Entertainment Group	B-	9.13%	08/15/2018	08/15/14 @ 105	1,009,125	-	(1,009,125)	-
								1,770,375	-	(1,770,375)	-

			Food
665,000	-	665,000	Dean Foods Co.	B-	7.00%	06/01/2016	N/A	658,350	-	(658,350)	-

			Health Care Services
1,200,000	-	1,200,000	Community Health Systems, Inc.	B	8.88%	07/15/2015	07/15/12 @ 102	1,236,000	-	(1,236,000)	-

			Household Products & House wares
185,000	-	185,000	Jarden Corp.	B	7.50%	01/15/2020	01/15/15 @ 104	192,400	-	(192,400)	-

			House wares
719,000	-	719,000	Libbey Glass, Inc.	B	10.00%	02/15/2015	08/15/12 @ 105	780,115	-	(780,115)	-

			Insurance
500,000	-	500,000	Genworth Financial, Inc.(d)	BB+	6.15%	11/15/2066	11/15/16 @ 100	363,750	-	(363,750)	-
700,000	-	700,000	HUB International Holdings, Inc.(c)	CCC+	10.25%	06/15/2015	06/15/12 @ 103	712,250	-	(712,250)	-
								1,076,000	-	(1,076,000)	-

			Internet
500,000	-	500,000	NetFlix, Inc.	BB+	8.50%	11/15/2017	11/15/13 @ 104	561,250	-	(561,250)	-

			Iron & Steel
650,000	-	650,000	AK Steel Corp.	BB	7.63%	05/15/2020	05/15/15 @ 104	666,250	-	(666,250)	-
350,000	-	350,000	Allegheny Technologies, Inc.	BBB-	9.38%	06/01/2019	N/A	443,471	-	(443,471)	-
250,000	-	250,000	Steel Dynamics, Inc.	BB+	7.75%	04/15/2016	04/15/12 @ 104	262,500	-	(262,500)	-
								1,372,221	-	(1,372,221)	-

			Oil & Gas
1,115,000	-	1,115,000	Bill Barrett Corp.	BB-	9.88%	07/15/2016	07/15/13 @ 105	1,248,800	-	(1,248,800)	-
650,000	-	650,000	EXCO Resources, Inc.	B	7.50%	09/15/2018	09/15/14 @ 104	632,125	-	(632,125)	-
500,000	-	500,000	McMoRan Exploration Co.	B	11.88%	11/15/2014	11/15/11 @ 106	540,000	-	(540,000)	-
500,000	-	500,000	Stone Energy Corp.	B	8.63%	02/01/2017	02/01/14 @ 104	515,000	-	(515,000)	-
600,000	-	600,000	Venoco, Inc.(c)	B	8.88%	02/15/2019	02/15/15 @ 104	600,000	-	(600,000)	-
								3,535,925	-	(3,535,925)	-

			Packaging & Containers
600,000	-	600,000	Greif, Inc.	BB+	7.75%	08/01/2019	N/A	648,000	-	(648,000)	-

			Real Estate
525,000	-	525,000	CB Richard Ellis Services, Inc.	B+	11.63%	06/15/2017	06/15/13 @ 106	608,344	-	(608,344)	-

			Retail
238,000	-	238,000	Dillards, Inc.	BB-	7.75%	05/15/2027	N/A	228,480	-	(228,480)	-
700,000	-	700,000	Dillard's, Inc.	BB-	7.13%	08/01/2018	N/A	714,000	-	(714,000)	-
1,290,000	-	1,290,000	Foot Locker, Inc.	BB-	8.50%	01/15/2022	N/A	1,314,188	-	(1,314,188)	-

Principal Amount	Principal Amount	Principal Amount	Description	Rating S&P*	Coupon	Maturity	Optional Call Provisions**	Value	Value	Value	Value
TYW TS&W/ Claymore Tax-Advantaged Balanced Fund	Rydex SGI Municipal Fund	Combined Fund						TYW TS&W/ Claymore Tax- Advantaged Balanced Fund	Rydex SGI Municipal Fund	Pro Forma Adjustments (h)	Combined Fund
(Actual)	(Actual)	(Pro Forma)						(Actual)	(Actual)		(Pro Forma)
900,000	-	900,000	Macy's Retail Holdings, Inc.	BBB-	7.60%	06/01/2025	N/A	1,086,065	-	(1,086,065)	-
								3,342,733	-	(3,342,733)	-

			Semiconductors
1,100,000	-	1,100,000	Advanced Micro Devices, Inc.	B+	7.75%	08/01/2020	08/01/15 @ 104	1,133,000	-	(1,133,000)	-

			Telecommunications
375,000	-	375,000	Cincinnati Bell, Inc.	B	8.38%	10/15/2020	10/15/15 @ 104	374,062	-	(374,062)	-
500,000	-	500,000	CommScope, Inc.(c)	B	8.25%	01/15/2019	01/15/15 @ 104	515,000	-	(515,000)	-
408,000	-	408,000	Crown Castle International Corp.	B-	9.00%	01/15/2015	01/15/13 @ 106	442,680	-	(442,680)	-
400,000	-	400,000	Frontier Communications Corp.	BB	8.50%	04/15/2020	N/A	436,000	-	(436,000)	-
1,000,000	-	1,000,000	NII Capital Corp.	B+	10.00%	08/15/2016	08/15/13 @ 105	1,160,000	-	(1,160,000)	-
								2,927,742	-	(2,927,742)	-

			Transportation
500,000	-	500,000	Kansas City Southern Railway	BB	8.00%	06/01/2015	06/01/12 @ 104	536,250	-	(536,250)	-
850,000	-	850,000	Overseas Shipholding Group, Inc.	B	8.75%	12/01/2013	N/A	871,250	-	(871,250)	-
								1,407,500	-	(1,407,500)	-

			Trucking & Leasing
450,000	-	450,000	Aircastle Ltd. (Bermuda)	BB+	9.75%	08/01/2018	08/01/14 @ 105	496,125	-	(496,125)	-

			Total Corporate Bonds
			(Cost $29,125,176, $0 and $0 respectively)					29,911,055	-	(29,911,055)	-

Number of Shares	Number of Shares	Number of Shares	Description	Value	Value	Value	Value
TYW TS&W/ Claymore Tax-Advantaged Balanced Fund	Rydex SGI Municipal Fund	Combined Fund		TYW TS&W/ Claymore Tax- Advantaged Balanced Fund	Rydex SGI Municipal Fund	Pro Forma Adjustments (h)	Combined Fund
(Actual)	(Actual)	(Pro Forma)		(Actual)	(Actual)		(Pro Forma)
			Common Stocks
			Aerospace & Defense
30,000	-	30,000	Rockwell Collins, Inc.	1,850,700	-	(1,850,700)	-

			Agriculture
25,000	-	25,000	Reynolds American, Inc.	926,250	-	(926,250)	-

			Banks

Number of Shares	Number of Shares	Number of Shares	Description	Value	Value	Value	Value
TYW TS&W/ Claymore Tax-Advantaged Balanced Fund	Rydex SGI Municipal Fund	Combined Fund		TYW TS&W/ Claymore Tax- Advantaged Balanced Fund	Rydex SGI Municipal Fund	Pro Forma Adjustments (h)	Combined Fund
(Actual)	(Actual)	(Pro Forma)		(Actual)	(Actual)		(Pro Forma)
60,000	-	60,000	Citigroup, Inc.	2,498,400	-	(2,498,400)	-

10,000	-	10,000	Goldman Sachs Group, Inc.	1,330,900	-	(1,330,900)	-
75,000	-	75,000	JPMorgan Chase & Co.	3,070,500	-	(3,070,500)	-

Number of Shares	Number of Shares	Number of Shares	Description	Value	Value	Value	Value
TYW TS&W/ Claymore Tax-Advantaged Balanced Fund	Rydex SGI Municipal Fund	Combined Fund		TYW TS&W/ Claymore Tax- Advantaged Balanced Fund	Rydex SGI Municipal Fund	Pro Forma Adjustments (h)	Combined Fund
(Actual)	(Actual)	(Pro Forma)		(Actual)	(Actual)		(Pro Forma)
37,500	-	37,500	Wells Fargo & Co.	1,052,250	-	(1,052,250)	-
				7,952,050	-	(7,952,050)	-

			Commercial Services
10,000	-	10,000	Global Payments, Inc.	510,000	-	(510,000)	-
50,000	-	50,000	RR Donnelley & Sons Co.	980,500	-	(980,500)	-
				1,490,500	-	(1,490,500)	-

			Computers
25,000	-	25,000	SanDisk Corp.(f)	1,037,500	-	(1,037,500)	-

			Electric
25,000	-	25,000	Dominion Resources, Inc.	1,206,750	-	(1,206,750)	-
75,000	-	75,000	Pepco Holdings, Inc.	1,472,250	-	(1,472,250)	-
30,000	-	30,000	SCANA Corp.	1,181,100	-	(1,181,100)	-
				3,860,100	-	(3,860,100)	-

			Electronics
50,000	-	50,000	Jabil Circuit, Inc.	1,010,000	-	(1,010,000)	-

			Food
25,000	-	25,000	Kraft Foods, Inc., Class A	880,750	-	(880,750)	-
40,000	-	40,000	Unilever NV, NY Registered Shares (Netherlands)	1,314,000	-	(1,314,000)	-
				2,194,750	-	(2,194,750)	-

			Household Products & House wares
35,000	-	35,000	Kimberly-Clark Corp.	2,329,600	-	(2,329,600)	-

			Industrial
25,000	-	25,000	Republic Services, Inc.	771,250	-	(771,250)	-

			Insurance
50,000	-	50,000	Hartford Financial Services Group, Inc.	1,318,500	-	(1,318,500)	-
75,000	-	75,000	MetLife, Inc.	3,290,250	-	(3,290,250)	-
50,000	-	50,000	Travelers Cos., Inc.	2,919,000	-	(2,919,000)	-
				7,527,750	-	(7,527,750)	-

			Internet
50,000	-	50,000	Symantec Corp.(f)	986,000	-	(986,000)	-

			Mining
8,000	-	8,000	Freeport-McMoRan Copper & Gold, Inc.	423,200	-	(423,200)	-

			Miscellaneous Manufacturing
150,000	-	150,000	General Electric Co.	2,829,000	-	(2,829,000)	-
25,000	-	25,000	ITT Corp.	1,473,250	-	(1,473,250)	-
17,500	-	17,500	Parker Hannifin Corp.	1,570,450	-	(1,570,450)	-
10,000	-	10,000	Siemens AG, ADR (Germany)	1,375,300	-	(1,375,300)	-
				7,248,000	-	(7,248,000)	-

			Oil & Gas
25,000	-	25,000	Chevron Corp.	2,571,000	-	(2,571,000)	-
16,000	-	16,000	ConocoPhillips	1,203,040	-	(1,203,040)	-
6,500	-	6,500	Devon Energy Corp.	512,265	-	(512,265)	-
22,500	-	22,500	Exxon Mobil Corp.	1,831,050	-	(1,831,050)	-
45,719	-	45,719	Royal Dutch Shell PLC, Class B, ADR (United Kingdom)	3,280,338	-	(3,280,338)	-
41,000	-	41,000	Total SA (France)	2,371,440	-	(2,371,440)	-
				11,769,133	-	(11,769,133)	-

			Pharmaceuticals
50,000	-	50,000	Abbott Laboratories	2,631,000	-	(2,631,000)	-
105,000	-	105,000	Bristol-Myers Squibb Co.	3,040,800	-	(3,040,800)	-
75,000	-	75,000	Eli Lilly & Co.	2,814,750	-	(2,814,750)	-
75,000	-	75,000	Merck & Co., Inc.	2,646,750	-	(2,646,750)	-
135,000	-	135,000	Pfizer, Inc.	2,781,000	-	(2,781,000)	-
				13,914,300	-	(13,914,300)	-

			Pipelines
32,500	-	32,500	Spectra Energy Corp.	890,825	-	(890,825)	-

			Retail
27,500	-	27,500	Macy's, Inc.	804,100	-	(804,100)	-
50,000	-	50,000	Target Corp.	2,345,500	-	(2,345,500)	-
7,500	-	7,500	TJX Cos., Inc.	393,975	-	(393,975)	-
				3,543,575	-	(3,543,575)	-

			Semiconductors
137,500	-	137,500	Intel Corp.	3,047,000	-	(3,047,000)	-
50,000	-	50,000	Xilinx, Inc.	1,823,500	-	(1,823,500)	-
				4,870,500	-	(4,870,500)	-

			Software
40,000	-	40,000	Activision Blizzard, Inc.	467,200	-	(467,200)	-
107,500	-	107,500	Microsoft Corp.	2,795,000	-	(2,795,000)	-
				3,262,200	-	(3,262,200)	-

Number of Shares	Number of Shares	Number of Shares	Description	Value	Value	Value	Value
TYW TS&W/ Claymore Tax-Advantaged Balanced Fund	Rydex SGI Municipal Fund	Combined Fund		TYW TS&W/ Claymore Tax- Advantaged Balanced Fund	Rydex SGI Municipal Fund	Pro Forma Adjustments (h)	Combined Fund
(Actual)	(Actual)	(Pro Forma)		(Actual)	(Actual)		(Pro Forma)

			Telecommunications
115,000	-	115,000	AT&T, Inc.			3,612,150	-	(3,612,150)	-
42,500	-	42,500	BCE, Inc. (Canada)			1,669,825	-	(1,669,825)	-
35,000	-	35,000	Cisco Systems, Inc.			546,350	-	(546,350)	-
100,000	-	100,000	Corning, Inc.			1,815,000	-	(1,815,000)	-
60,000	-	60,000	Verizon Communications, Inc.			2,233,800	-	(2,233,800)	-
57,500	-	57,500	Vodafone Group PLC, ADR (United Kingdom)			1,536,400	-	(1,536,400)	-
						11,413,525	-	(11,413,525)	-

			Total Common Stocks
			(Cost $80,427,936, $0 and $0 respectively)			89,271,708	-	(89,271,708)	-

			Preferred Stocks
			Banks
25,000	-	25,000	Barclays Bank PLC, Series 5 (United Kingdom)	A-	8.13%	658,500	-	(658,500)	-
23,060	-	23,060	BB&T Capital Trust VI	BBB	9.60%	620,083	-	(620,083)	-
18,800	-	18,800	HSBC Holdings PLC, Series 2 (United Kingdom)	A-	8.00%	511,172	-	(511,172)	-
						1,789,755	-	(1,789,755)	-

			Diversified Financial Services
7,500	-	7,500	Ameriprise Financial, Inc.	A	7.75%	205,800	-	(205,800)	-
56,000	-	56,000	Bank of America Corp., Series 8	BB+	8.63%	1,475,600	-	(1,475,600)	-
60,000	-	60,000	RBS Capital Funding Trust VII, Series G	C	6.08%	885,000	-	(885,000)	-
						2,566,400	-	(2,566,400)	-

			Electric
20,000	-	20,000	Dominion Resources, Inc., Series A	BBB	8.38%	572,200	-	(572,200)	-

			Insurance
64,505	-	64,505	Allianz SE (Germany)	A+	8.38%	1,689,225	-	(1,689,225)	-
37,300	-	37,300	Aspen Insurance Holdings Ltd. (Bermuda)(d)	BBB-	7.40%	931,008	-	(931,008)	-
33,200	-	33,200	ING Groep NV (Netherlands)	BBB-	7.38%	820,040	-	(820,040)	-
						3,440,273	-	(3,440,273)	-

			Real Estate Investment Trusts
15,480	-	15,480	Apartment Investment & Management Co., Series T	B+	8.00%	391,644	-	(391,644)	-
19,000	-	19,000	Brandywine Realty Trust, Series C	BB-	7.50%	478,420	-	(478,420)	-
11,000	-	11,000	Capital Automotive REIT, Series A	NR	7.50%	202,813	-	(202,813)	-
10,000	-	10,000	CBL & Associates Properties, Inc., Series C	NR	7.75%	250,700	-	(250,700)	-
13,000	-	13,000	Kimco Realty Corp., Series G	BBB-	7.75%	338,780	-	(338,780)	-
12,000	-	12,000	PS Business Parks, Inc., Series H	BBB-	7.00%	301,200	-	(301,200)	-
12,500	-	12,500	PS Business Parks, Inc., Series R	BBB-	6.88%	316,500	-	(316,500)	-
15,200	-	15,200	Regency Centers Corp., Series D	BB+	7.25%	381,520	-	(381,520)	-
15,000	-	15,000	Vornado Realty Trust, Series E	BBB-	7.00%	389,700	-	(389,700)	-
						3,051,277	-	(3,051,277)	-

			Total Preferred Stocks
			(Cost $11,697,794, $0 and $0 respectively)			11,419,905	-	(11,419,905)	-

			Total Long-Term Investments - 90.8% (86.3% of Total Investments)
			(Cost $260,448,754, $0 and $139,197,848 respectively)			273,616,458	-	(130,602,668)	143,013,790

Short-Term Investments – 12.4%
Principal Amount	Principal Amount	Principal Amount	Description	Rating S&P*	Coupon	Maturity	Optional Call Provisions**	Value	Value	Value	Value
TYW TS&W/ Claymore Tax-Advantaged Balanced Fund	Rydex SGI Municipal Fund	Combined Fund						TYW TS&W/ Claymore Tax- Advantaged Balanced Fund	Rydex SGI Municipal Fund	Pro Forma Adjustments (h)	Combined Fund
(Actual)	(Actual)	(Pro Forma)						(Actual)	(Actual)		(Pro Forma)
			Short Term Municipal Bonds - 14.4% (13.7% of Total Investments)
			California - 0.1% (0.1% of Total Investments)
200,000	-	200,000	State of California, Economic Recovery Bonds, C4-RMKT(b) (g)	A-1+	0.02%	07/01/2023	07/07/11 @ 100	200,000	-	-	200,000

			Illinois - 4.5% (4.3% of Total Investments)
7,050,000	-	7,050,000	Chicago Board of Education, Unlimited Tax General Obligation Refunding Bonds, Series 2010A	A-1+	0.04%	03/01/2035	07/07/11 @ 100	7,050,000	-	-	7,050,000

			Missouri - 7.8% (7.4% of Total Investments)
8,030,000	-	8,030,000	Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation, Series A(g)	A-1+	0.03%	12/01/2033	07/07/11 @ 100	8,030,000	-	-	8,030,000
4,300,000	-	4,300,000	Missouri State Health and Educational Facilities, Variable Rate Demand, Health Facilities Revenue Bonds, Series 2005B	A-1+	0.03%	05/15/2034	07/07/11 @ 100	4,300,000	-	-	4,300,000
								12,330,000	-	-	12,330,000

			Ohio - 2.0% (1.9% of Total Investments)
3,100,000	-	3,100,000	County of Cuyahoga Revenue, Cleveland Clinic Health System Obligated Group, Series 2004B(g)	A-1+	0.02%	01/01/2039	07/07/11 @ 100	3,100,000	-	-	3,100,000

			Total Short Term Municipal Bonds - 14.4% (13.7% of Total Investments)
			(Cost $22,680,000, $0 and $22,680,000 respectively)					22,680,000	-	-	22,680,000

			Total Investments - 105.2%
			(Cost $283,128,754, $0 and $161,877,848 respectively)					296,296,458	-	(130,602,668)	165,693,790
			Liabilities in excess of Other Assets - (-5.2% (-5.0% of Total Investments))					(8,245,485)	-	25,342,668	17,097,183
			Preferred Shares, at redemption value					(105,000,000)	-	105,000,000	-

			Net Assets Applicable to Common Shareholders - 100.0%					$183,050,973	$-	$–	$182,790,973

ADR - American Depositary Receipt
G - Stock Corporation
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by Ambac Assurance Corporation
Assured GTY – Insured by Assured Guaranty Corporation
BHAC - Insured by Berkshire Hathaway Assurance Corporation
FHA – Guaranteed by Federal Housing Administration
N/A- Not Available
NV - Publicly Traded Company
PLC - Public Limited Company
PSF - Guaranteed by Texas Permanent School Fund
SA - Corporation
SE - Stock Corporation

*	Ratings shown are per Standard & Poor's, Moody's or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor's, the rating by Moody's is provided.)

Likewise, for securities not rated by Standard & Poor's and Moody's, the rating by Fitch is provided.)  All ratings are unaudited.  The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.
All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.
(a)
The bond is prerefunded.  U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

(b)	Inverse floating rate investment. Interest rate shown is that in effect at June 30, 2011.
(c)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At June 30, 2011 these securities amounted to $2,969,000, which represents 1.6% of net assets applicable to common shares.
(d)	Floating or variable rate coupon. The rate shown is as of June 30, 2011.
(e)	Security is a hybrid bond that will convert to a preferred stock on the first call date.
(f)	Non-income producing security.
(g)	Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate shown is that earned by the fund as of June 30, 2011.
(h)           Liquidation of securities unrelated to the revised investment objective of the Rydex | SGI Fund.

Pro Forma Statement of Assets and Liabilities (Unaudited)
June 30, 2011

	TS&W/Claymore
	Tax-Advantaged	Rydex SGI
	Balanced Fund	Municipal Fund	Pro Forma		Combined Fund
	(Actual)	(Actual)	(Adjustments)		(As Adjusted)

Assets
Investments in securities, at value (cost $283,128,754, $0 and $161,877,848, respectively)	$296,296,458	-	(130,602,668	)(a)	$165,693,790
Interest receivable	3,227,971	-	-		3,227,971
Receivable for securities sold	1,673,046	-	-		1,673,046
Dividends receivable	293,593	-	-		293,593
Cash	43,090	-	25,593,941	(a)	25,637,031
Tax claim receivable	4,794	-	-		4,794
Other assets	13,879	-	-		13,879
Total assets	301,552,831	-	(105,008,727)		196,544,104

Liabilities
Payable for securities purchased	13,140,016	-	-		13,140,016
Advisory fee payable	165,583	-	-		165,583
Dividends payable - preferred shares	8,727	-	(8,727	)(a)	-
Administration fee payable	5,964	-	-		5,964
Reorganization expenses	-	-	260,000	(b)	260,000
Accrued expenses	181,568	-	-		181,568
Total liabilities	13,501,858	-	251,273		13,753,131

Preferred Shares, at Redemption Value
$.01 par value per share; 4,200
Auction Market Preferred Shares authorized,
issued and outstanding at $25,000
per share liquidation preference	105,000,000	-	(105,000,000	)(a)	-

Net Assets Applicable to Common Shareholders	$183,050,973	$-	$(260,000)		$182,790,973

Composition of Net Assets Applicable to Common Shareholders
Additional paid-in capital	217,000,173	-	(260,000	)(b)	216,740,173
Accumulated net realized loss on investments and swaps	(45,580,562)	-	9,351,762	(a)	(36,228,800)
Net unrealized appreciation on investments	13,167,704	-	(9,351,762	)(a)	3,815,942
Accumulated distributions in excess of net investment income	(1,536,342)	-			(1,536,342)
Net Assets Applicable to Common Shareholders	$183,050,973	$-	$(260,000)		$182,790,973
Capital Shares Outstanding	15,407,000	-	(20,544	)(c)	15,386,446
Net Asset Value Applicable to Common Shareholders
	$11.88	$-	$-		$11.88

(a) Reflects the impact of the sale of all non-municipal securities and the liquidation of preferred shares.
(b) Reflects the estimated charge of the reorganization.
(c) Reflects the adjustments to the balance of shares outstanding due to the reorganization.

See notes to financial statements.

Pro Forma Statement of Operations (Unaudited)
For the Year Ended June 30, 2011

	TS&W/Claymore
	Tax-Advantaged	Rydex SGI			Combined
	Balanced Fund	Municipal Fund	Pro Forma		Fund
	(Actual)	(Actual)	(Adjustments)		(As Adjusted)

Investment Income
Interest	$10,313,187	-	(2,309,562	)(a)	$8,003,625
Dividends (net of foreign withholding taxes of $38,175)	3,876,672	-	(3,876,672	)(a)	-
Total income	14,189,859	-	(6,186,234)		8,003,625

Expenses
Advisory fee	1,994,260	-	(1,094,789	)(b)	899,471
Professional fees	350,536	-	(314,536	)(c)	36,000
Printing expenses	203,163	-	(167,163	)(c)	36,000
Preferred share maintenance	171,376	-	(171,376	)(c)	-
Distribution Fees - A Class	-	-	450,000	(d)	450,000
Trustees' fees and expenses	147,600	-	(129,600	)(c)	18,000
Fund Accounting and Administration fee	155,949	-	15,051	(e)	171,000
Miscellaneous	114,414	-	(60,414	)(c)	54,000
Custodian fee	60,524	-	(47,860	)(c)	12,664
Transfer agent fee	19,623	-	250,377	(e)	270,000
Registration fee	-	-	72,000	(f)	72,000
Interest expense on floating rate note obligations	20,469	-	-		20,469
Total expenses	3,237,914	-	(1,198,310)		2,039,604

Less:
Expenses waived by Advisor	-	-	(576,000	)(g)	(576,000)
Net Expenses	3,237,914	-	(1,774,310)		1,463,604

Net investment income	10,951,945	-	(4,411,924)		6,540,021

Realized and Unrealized Gain on Investments
Net realized gain on investments	6,599,894	-	(6,064,265	)(a)	535,629
Net change in unrealized appreciation on investments	15,867,023	-	(18,203,411	)(a)	(2,336,388)
Net realized and unrealized gain on investments	22,466,917	-	(24,267,676)		1,800,759

Distributions to Preferred Shareholders from
Net investment income	(1,596,279)	-	1,596,279	(a)	-

Net Increase in Net Assets Applicable to Common

Shareholders Resulting from Operations	$31,822,583	$-	$(27,083,321)		$4,739,262

(a) Reflects the impact of the sale of all non-municipal securities and the liquidation of preferred shares.
(b) Reflects the reduced advisory fee rate as a result of the reorganization.
(c) Reflects the reduction of certain expenses as a result of the reorganization.
(d) Reflects addition of 0.25% 12B-1 Fee for Class A.
(e) Reflects the increase of certain expenses due to servicing fee schedules of new fund.
(f) Reflects costs of registration of shares for new open end fund. (g) Reflects the 0.80% expense limitation agreement of new fund.

See notes to financial statements.

Notes to Pro Forma Financial Statements

Note 1 – Basis of Combination:

On August 11, 2011, the TS&W/Claymore Tax-Advantaged Balanced Fund (“TYW”), a closed-end management investment company, announced that, following approval by its Board of Trustees, it entered into an agreement to reorganize into the Rydex | SGI Municipal Fund (“Rydex | SGI Fund”), a newly created series of Security Income Fund, an open-end management investment company. The Rydex | SGI Fund is advised by Security Investors, LLC and sub-advised by Guggenheim Partners Asset Management, LLC.

Under the terms of the Agreement and Plan of Reorganization, the reorganization of TYW into the Rydex | SGI Fund is expected to be a tax-free reorganization for federal income tax purposes.  In addition, the receipt by TYW common shareholders of new shares of the Rydex | SGI Fund as a result of the reorganization is expected to be a tax-free transaction.  Following the reorganization, TYW will be the accounting survivor. In accordance with generally accepted accounting principles, the historical cost of investment securities will be carried forward to the Rydex | SGI Fund and the results of operations for pre-combination periods of TYW will not be restated.

The accompanying unaudited pro forma financial statements are presented as of June 30, 2011.  The unaudited pro forma Portfolio of Investments and Statement of Assets and Liabilities are presented to show the effect of the proposed reorganization of TYW into Rydex | SGI Fund as if such reorganization had taken place as of June 30, 2011.  The accompanying unaudited pro forma Statement of Operations is presented to show the effect of the proposed reorganization of TYW into Rydex SGI Fund for the twelve month period ended June 30, 2011 as if such reorganization had taken place as of July 1, 2010.  These pro forma financial statements and notes to financial statements should be read in conjunction with the financial statements of TYW included in its annual report dated December 31, 2010 and semi-annual report dated June 30, 2011.

The Rydex | SGI Fund will seek to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation. The Rydex | SGI Fund will invest primarily in tax-exempt municipal securities.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Rydex | SGI Fund.  No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

(a) Valuation of Investments
The Rydex | SGI Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price.  Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type.  Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate.  Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Directors. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.”  Such “fair value” is the amount that the Rydex | SGI Fund might reasonably expect to receive for the security (or asset) upon its current sale.  Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii)  the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies,  (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Rydex | SGI Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Rydex | SGI Fund has adopted the Accounting Standard Update (“ASU”), Fair Value Measurements and Disclosures (Topic 820):Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed.  Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, (ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reasons(s) for the transfer, and (iii) purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number.  The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010.  The Rydex | SGI Fund adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Rydex | SGI Fund values Level 1 securities using readily available market quotations in active markets. The Rydex | SGI Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Rydex | SGI Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Directors as described above.  The Rydex | SGI Fund did not have any Level 3 securities at June 30, 2011.  There were no transfers between Level 1 and Level 2 during the period ended June 30, 2011.

The following table represents the Rydex | SGI Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at June 30, 2011:

Description ($000)	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$ -	$ 165,694	$ -	$ 165,694
Total	$ -	$ 165,694	$ -	$ 165,694

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method.  Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Distributions to Shareholders
The Rydex | SGI Fund declares and pays monthly dividends to shareholders.  Any net realized long-term capital gains are distributed annually to shareholders.

Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(d) Inverse Floating Rate Investments and Floating Rate Note Obligations
Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a pre-determined interest rate index.  These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage.  Leverage is a speculative technique that may expose the Rydex | SGI Fund to greater risk and increased costs. Leverage may cause the Rydex | SGI Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Rydex | SGI Fund’s portfolio securities. The use of leverage may also cause the Rydex | SGI Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.  The Rydex | SGI Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust.

For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis.

For those inverse floating rate securities purchased through a transfer of a fixed rate bond to a dealer trust in exchange for cash and/or residual interests in the dealer trusts’ assets and cash flows, ASC 860, Transfers and Servicing (“ASC 860”) calls for this transaction to be accounted for as a financing by the dealer trust of the transferred fixed rate bond. In these transactions, the dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Rydex | SGI Fund to retain residual interests in the bonds.  The residual interests held by the Rydex | SGI Fund (the inverse floating rate investments) include the right of the Rydex | SGI Fund to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date and to transfer the municipal bond from the dealer trusts to the Rydex | SGI Fund, thereby collapsing the dealer trusts. The Rydex | SGI Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Rydex | SGI Fund’s Portfolio of Investments, and the related floating rate notes reflected as a liability under the caption ‘‘Floating rate note obligations’’ on the Statement of Assets and Liabilities. The Rydex | SGI Fund records the interest income from the fixed rate bonds under the caption ‘‘Interest’’ and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption ‘‘Interest expense on floating rate note obligations’’ on the Rydex | SGI Fund’s Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. The average floating rate notes outstanding and average annual interest rate during the period ended June 30, 2011 was $6,508,148 and 0.17%, respectively.  At June 30, 2011, the Rydex | SGI Fund had no outstanding investments in floating rate notes purchased through a transfer or a fixed rate bond to a dealer trust.

(e) Recent Accounting Pronouncements
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year.  Security Investors, LLC is in the process of assessing the impact of the updated standards on the Rydex | SGI Fund’s financial statements.

Note 3 –- Investment Advisory Agreement, Investment Sub-Advisory Agreement and Other Agreements:

Security Investors, LLC will serve as the adviser for the Rydex | SGI Fund and Guggenheim Partners Asset Management, LLC will serve as the sub-advisor of the Rydex | SGI Fund. Security Investors, LLC is entitled to receive compensation on an annual basis equal to 0.50% of the average daily net assets of the Rydex | SGI Fund. Security Investors, LLC will pay Guggenheim Partners Asset Management, LLC a fee for serving as sub-advisor to the Rydex | SGI Fund.

The Rydex | SGI Fund is also responsible for other expenses, including the cost of transfer agency, custody, fund administration, legal and audit. However, Security Investors, LLC has contractually agreed, through May 1, 2013, to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) of the Rydex | SGI Fund to an annual percentage of 0.80% of average daily net assets of Class A shares.

Note 4 – Federal Income Taxes:
The Rydex | SGI Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Distributions may be made via consent dividends, as described in the paragraph 1H, above. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Rydex | SGI Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Rydex | SGI Fund’s tax positions taken on federal income tax returns for all open tax years (fiscal years 2007 – 2010), and has concluded that no provision for income tax is required in the Rydex | SGI Fund’s financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for derivatives, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.

Permanent book and tax basis differences, if any, will result in reclassifications. This may include net operating losses not utilized during the current period and the expiration of capital loss carryforward. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year-end is distributed in the following year.

Information (estimated) on the tax components of investments and net assets at June 30, 2011 is as follows:

Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Appreciation
Purposes	Appreciation	Depreciation	on Investments

$161,877,848	$4,207,399	($391,457)	$3,815,942

Tax components of the following balances as of June 30, 2011, are as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/ (Overdistribution of ordinary income)	Gains/ (Accumulated Capital Loss)
$ -	$(44,899,196)

The Rydex | SGI Fund had a remaining carryforward of $44,899,196 available offset possible future capital gains.  Of the capital loss carryforward, $15,971,901 is set to expire on December 31, 2016 and $28,927,295 is set to expire on December 31, 2017.

It is anticipated that certain ownership changes in TYW prior to the Reorganization and in Rydex | SGI Fund after the Reorganization could result in an annual limitation on the ability to use such losses against capital gains.  In such a case, the annual amount of available capital loss carryovers would be limited to approximately $6.8 million per year, and a portion of such loss carryovers would expire before they are utilized. Taking into account current year capital gains, under such limitation, Rydex | SGI Fund could utilize a maximum of approximately $45,000,000 of TYW’s capital loss carryforwards before they expire, meaning that approximately $4,000,000 of TYWs capital loss carryforwards could be lost, although there can be no assurance that TYW could have utilized any or all of such capital loss carryforwards in the absence of the Reorganization.

Note 5 – Indemnifications:
In the normal course of business, the Rydex | SGI Fund enters into contracts that contain a variety of representations, which provide general indemnifications.  The Rydex | SGI Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Rydex | SGI Fund that have not yet occurred.  However, the Rydex | SGI Fund expects the risk of loss to be remote.

Rydex | SGI Funds, for disclosure purposes in this Statement of Additional Information, include – Series of Security Equity Fund: Rydex | SGI Large Cap Core Fund, Rydex | SGI All Cap Value Fund, Rydex | SGI Alpha Opportunity Fund, Rydex | SGI MSCI EAFE Equal Weight Fund, Rydex | SGI Global Institutional Fund, Rydex | SGI Mid Cap Value Fund, Rydex | SGI Mid Cap Value Institutional Fund, Rydex | SGI Small Cap Growth Fund, Rydex | SGI Small Cap Value Fund, Rydex | SGI Large Cap Concentrated Growth Fund; Series of Security Large Cap Value Fund: Rydex | SGI Large Cap Value Fund and Rydex | SGI Large Cap Value Institutional Fund; Security Mid Cap Growth Fund (aka “Rydex | SGI Mid Cap Growth Fund”); Series of Security Income Fund: Rydex | SGI High Yield Fund, Rydex | SGI Municipal Fund and Rydex | SGI U.S. Intermediate Bond Fund, the Rydex Series Funds and the Rydex Dynamic Funds.

APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

Moody’s Investors Service, Inc. —

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation —

AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C. The rating C is reserved for income bonds on which no interest is being paid.
D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

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Rydex Distributors, LLC